United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/14

Date of Reporting Period: 12/31/14

Item 1. Reports to Stockholders

Annual Shareholder Report
December 31, 2014
Share Class
Primary
Service

Federated Managed Tail Risk Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Tail Risk Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was -0.97% for the Primary Shares and -1.33% for the Service Shares. The total returns of the S&P 500 Index (S&P 500)1 and the Barclays U.S. Aggregate Bond Index (BAB)2 were 13.69% and 5.97%, respectively. Weighting these benchmarks (60% S&P 500 and 40% BAB), the blended benchmark (Blended Index)3 was 10.62%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the main contributors to relative Fund performance were: (a) the neutral asset allocation; (b) the tactical allocation; (c) the performance of the underlying funds; and (d) the Fund's risk management overlay strategy.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
In equities, the 12-month reporting period was marked by signs of a steadily improving domestic economy, with intermittent episodes of heightened volatility. In terms of fixed income, however, 2014 proved challenging based on realized fears that the Federal Reserve (the Fed) would begin raising rates in the early part of 2015. The U.S. economy outperformed most other regions, with the result that U.S. domestic equities provided a superior return to that of most other regions.
A 60/40 blend of U.S. stocks and bonds as measured by the Fund's Blended Index rose 10.62% during the 12-month period. This was driven by a third consecutive double digit return for domestic stocks in 2014, with the S&P 500 generating a return of 13.69%. Other asset classes did not fare as well for the year. The total return of emerging market equities, as measured by the MSCI Emerging Markets Index,4 which was -2.19%, slightly buoyed returns of international markets as a whole, as measured by the MSCI All Country World ex-USA Index,5 which returned -3.87% in dollar terms. Bonds, as measured by the BAB, rose 5.97%. The total return of U.S. Treasury Inflation-Protected Bonds (TIPS), as measured by the Barclays U.S. TIPS Index,6 was 0.9%, while the main focal point of the latter half of the year was the total return of commodities, as measured by the return of the DBIQ Optimum Yield Diversified Commodity Index,7 which was down -26.43% during the reporting period.
Market volatility was benign during the middle of the year; however, the Chicago Board Options Exchange (CBOE) Volatility Index (VIX), a measure of implied forward volatility of the S&P 500 Index, rose above its five-year median in the beginning of the first quarter and twice during the fourth quarter.
NEUTRAL ASSET ALLOCATION
The neutral allocation, which is intended to provide resilience in down markets, had significantly lower weight in U.S. domestic equities than the Blended Index, being diversified into international8 equities, small cap equities and commodities, each of which had a significantly lower relative return. Also, the fixed-income9 portion of the portfolio was positioned to defend against increasing interest rates and therefore had a shorter duration than its benchmark, which contributed negatively to performance. Finally, the Fund kept a substantial weight in cash-like instruments to add additional protection. These aspects of the diversified10 mix negatively affected Fund performance during the reporting period.
Annual Shareholder Report
1

TACTICAL ALLOCATION
The Fund overweighted equities and underweighted fixed income and commodities, which added value during the reporting period. The Fund also initiated a tactical allocation into Real Estate, in lieu of commodities, which positively contributed to Fund performance for the reporting period.
underlying fund performance
Underperformance by the Federated Equity Income Fund and the Federated InterContinental Fund, both underlying funds in which the Fund invests, relative to their respective benchmarks 11 reduced the benefit of the tactical allocation during the period. This was partially offset by strong performance by the Federated Clover Small Value Fund relative to its benchmark, the Russell 2000® Value Index.12
Risk MANAGEMENT Overlay
During the fourth quarter of 2014, the market saw heightened volatility due to fears that the Fed would increase borrowing rates sooner, rather than later. During this time period, the Fund's risk signal kicked in, and it promptly took a -30% hedged exposure to its long equities. Fears subsided following comments from Fed Governor James Bullard, and the market rose 8.39% from October 15th to the 31st. During this rally, the risk overlay detracted from performance. The overlay was removed later in the quarter; however, at the time of that trade, the bulk of the recovery had already taken place.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 23 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
5	The MSCI ACWI ex USA captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 EM countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Barclays U.S. TIPS Index represents a market index made up of U.S. TIPS. The index is unmanaged, and it is not possible to invest directly in an index.
7	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the energy, precious metals, industrial metals and agriculture sectors. The index is unmanaged, and it is not possible to invest directly in an index.
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
10	Diversification does not assure a profit nor protect against loss.
11	The respective benchmark for Federated Equity Income Fund is the Russell 1000® Value Index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The respective benchmark for Federated InterContinental Fund is the MSCI All Country World ex USA Index is discussed above in footnote 3. The indexes are unmanaged, and it is not possible to invest directly in an index.
12	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Tail Risk Fund II from December 31, 2004 to December 31, 2014, compared to the Standard & Poor's 500 Index (S&P 500),2 and a blended index comprised of 60% Standard & Poor's 500 Index/40% Barclays U.S. Aggregate Bond Index (Blended Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Primary Shares	-0.97%	6.35%	3.56%
Service Shares	-1.33%	6.12%	3.31%
S&P 500	13.69%	15.45%	7.67%
Blended Index	10.62%	11.18%	6.77%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays U.S. Aggregate Bond index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Securities Sold Short	(2.7)%
Derivative Contracts—Short (notional value)[2]	(1.6)%
Domestic Equity Securities	39.7%
International Equity Securities	21.1%
U.S. Treasury Securities	7.7%
Trade Finance Agreements	6.0%
Domestic Fixed-Income Securities	4.6%
Floating Rate Loan	2.8%
U.S. Government Agency Mortgage-Backed Securities	1.9%
International Fixed-Income Securities	1.7%
Non-Agency Mortgage-Backed Securities	0.3%
Asset-Backed Securities	0.2%
Foreign Governments/Agencies	0.2%
U.S. Government Agency Securities[3]	0.0%
Adjustment for Derivative Contracts (notional value)[2]	1.6%
Derivative Contracts[4]	0.1%
Other Security Types[5]	4.9%
Cash Equivalents[6]	9.6%
Other Assets and Liabilities—Net[7]	1.9%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Types consist of exchange-traded funds, purchased swaptions and purchased options.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2014
Shares or Principal Amount			Value
		INVESTMENT COMPANIES—84.8%[1]
15,758		Emerging Markets Fixed Income Core Fund	$541,334
619,287		Federated Bank Loan Core Fund	6,192,869
882,546		Federated Clover Small Value Fund, Institutional Shares	21,984,223
3,134,669		Federated Equity Income Fund, Inc., Institutional Shares	74,761,868
442,409		Federated InterContinental Fund, Institutional Shares	21,324,110
985,728		Federated Intermediate Corporate Bond Fund, Institutional Shares	9,364,419
42,805		Federated International Leaders Fund, Class R6	1,368,909
3,157,059		Federated International Strategic Value Dividend Fund, Institutional Shares	12,438,813
505,336		Federated Mortgage Core Portfolio	5,038,201
1,790,243		Federated Project and Trade Finance Core Fund	16,917,794
5,406,092		Federated Prudent Bear Fund, Institutional Shares	12,325,891
503,544		Federated Strategic Value Dividend Fund, Institutional Shares	2,975,946
956		Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	10,550
289,963		High Yield Bond Portfolio	1,838,368
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $191,947,031)	187,083,295
		CORPORATE BONDS—0.6%
$25,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	26,538
60,000		Altria Group, Inc., Sr. Unsecd. Note, 4.000%, 01/31/2024	62,674
150,000		American Honda Finance Co, Unsecd. Deb., Series MTN, 2.250%, 08/15/2019	150,581
60,000		Atmos Energy Corp., Sr. Unsecd. Note, 4.125%, 10/15/2044	62,465
20,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 02/01/2019	20,060
100,000		Becton, Dickinson and Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	108,139
100,000		Canadian Natural Resources Ltd., 3.900%, 02/01/2025	98,780
22,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 03/01/2023	22,442
30,000		Comerica, Inc., 3.800%, 07/22/2026	30,283
50,000	[2,3]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	53,550
40,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	41,990
50,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	52,042
40,000	[2,3]	Liberty Mutual Group, Inc., 4.850%, Series 144A, 8/01/2044	40,819
15,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.000%, 02/01/2024	15,723
25,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 09/15/2019	25,285
50,000		ProLogis LP, Sr. Unsecd. Note, 3.350%, 02/01/2021	50,738
100,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	105,825
25,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	26,170
125,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 09/15/2023	138,127
25,000		Viacom, Inc., Sr. Unsecd. Note, 3.875%, 04/01/2024	25,143
90,000		Williams Partners LP, 4.900%, 01/15/2045	84,611
55,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 04/15/2026	58,342
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,200,042)	1,300,327
		ASSET-BACKED SECURITIES—0.1%
150,000		American Express Credit Account Master Trust 2014-1, A, 0.521%, 12/15/2021	149,486
125,000		Capital One Multi Asset Execution Trust 2014-A4, A, 0.516%, 06/15/2022	125,062
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $275,000)	274,548
Annual Shareholder Report
5

Shares or Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATION—0.0%
$105,000		WF-RBS Commercial Mortgage Trust 2014-C25 B, 4.236%, 11/15/2047 (IDENTIFIED COST $108,148)	$109,926
		EXCHANGE-TRADED FUNDS—4.9%
87,302		iShares Dow Jones U.S. Real Estate Index Fund	6,708,286
222,237	[4]	PowerShares DB Commodity Index Tracking Fund	4,100,272
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $12,253,844)	10,808,558
		U.S. TREASURY—4.2%
744,066		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.375%, 02/15/2044	848,468
1,552,813		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.750%, 01/15/2028	1,763,089
988,148		U.S. Treasury Inflation-Protected Note, Series A-2024, 0.625%, 01/15/2024	996,550
880,920		U.S. Treasury Inflation-Protected Note, Series D-2018, 1.375%, 07/15/2018	923,337
1,646,266		U.S. Treasury Inflation-Protected Note, Series D-2020, 1.250%, 07/15/2020	1,732,459
610,018		U.S. Treasury Inflation-Protected Note, Series D-2024, 0.125%, 07/15/2024	589,859
1,278,003		U.S. Treasury Inflation-Protected Note, Series W-2016, 0.125%, 04/15/2016	1,273,942
506,685		U.S. Treasury Inflation-Protected Note, Series X-2019, 0.125%, 04/15/2019	502,021
30,000		United States Treasury Bond, 3.000%, 11/15/2044	31,521
214,000		United States Treasury Bond, 3.125%, 08/15/2044	230,245
234,000		United States Treasury Bond, 3.375%, 05/15/2044	263,494
		TOTAL U.S. TREASURY (IDENTIFIED COST $9,186,683)	9,154,985
		REPURCHASE AGREEMENT—5.3%
11,638,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729. (AT COST)	11,638,000
		TOTAL INVESTMENTS—99.9% (IDENTIFIED COST $226,608,748)[5]	220,369,639
		OTHER ASSETS AND LIABILITIES - NET—0.1%[6]	229,328
		TOTAL NET ASSETS—100%	$220,598,967
At December 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[4]United States Long Bond Long Futures	3	$433,688	March 2015	$12,379
[4]United States Ultra Bond Long Futures	2	$330,375	March 2015	$6,839
[4]United States Treasury Notes 2-Year Long Futures	22	$4,809,063	March 2015	$(2,330)
[4]United States Treasury Notes 5-Year Short Futures	11	$1,308,227	March 2015	$61
[4]United States Treasury Notes 10-Year Short Futures	13	$1,648,359	March 2015	$(8,826)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$8,123
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Affiliated holdings.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $94,369, which represented 0.0% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $94,369, which represented 0.0% of total net assets.
4	Non-income-producing security.
5	The cost of investments for federal tax purposes amounts to $227,039,672.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Annual Shareholder Report
6

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Companies[1]	$156,554,729	$30,528,566[2]	$—	$187,083,295
Debt Securities:
Corporate Bonds	—	1,300,327	—	1,300,327
Asset-Backed Securities	—	274,548	—	274,548
Collateralized Mortgage Obligation	—	109,926	—	109,926
Exchange-Traded Funds	10,808,558	—	—	10,808,558
U.S. Treasury	—	9,154,985	—	9,154,985
Repurchase Agreement	—	11,638,000	—	11,638,000
TOTAL SECURITIES	$167,363,287	$53,006,352	$—	$220,369,639
OTHER FINANCIAL INSTRUMENTS[3]	$8,123	$—	$—	$8,123
1	Emerging Markets Fixed Income Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio, Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Investments in these funds are deemed Level 2 due to the fact that the net asset value (the NAV) is not publicly available and, with respect to Federated Project and Trade Finance Core Fund, due to the fact that the price of shares redeemed may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Includes $7,350,240 of affiliated investment company holdings transferred from Level 1 to Level 2 because the Co-Advisers determined that these investments more appropriately meet the definition of Level 2. Transfers shown represent the value of the investments at the beginning of the period.
3	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
MTN	—Medium Term Note
TIPS	—Treasury Inflation Protected Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.06	$6.25	$6.02	$6.40	$5.72
Income From Investment Operations:
Net investment income	0.08[1]	0.11[1]	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.13)	0.91	0.54	(0.38)	0.70
TOTAL FROM INVESTMENT OPERATIONS	(0.05)	1.02	0.61	(0.34)	0.74
Less Distributions:
Distributions from net investment income	(0.12)	(0.07)	(0.03)	(0.04)	(0.06)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(1.34)	(0.14)	(0.35)	—	—
TOTAL DISTRIBUTIONS	(1.46)	(0.21)	(0.38)	(0.04)	(0.06)
Net Asset Value, End of Period	$5.55	$7.06	$6.25	$6.02	$6.40
Total Return[2]	(0.97)%	16.45%	10.17%	(5.29)%	13.07%
Ratios to Average Net Assets:
Net expenses	0.30%	0.50%	1.04%[3]	1.13%[3]	1.18%[3]
Net investment income	1.41%	1.62%	0.99%	0.86%	0.67%
Expense waiver/reimbursement[4]	0.61%	0.53%	0.01%	0.03%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$153,165	$169,658	$165,598	$176,315	$72,320
Portfolio turnover	39%	137%	103%	229%	260%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.04%, 1.13% and 1.18% for the years ended December 31, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.07	$6.26	$6.02	$6.40	$5.71
Income From Investment Operations:
Net investment income	0.08[1]	0.14[1]	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.16)	0.86	0.55	(0.39)	0.72
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	1.00	0.61	(0.35)	0.74
Less Distributions:
Distributions from net investment income	(0.11)	(0.05)	(0.02)	(0.03)	(0.05)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(1.34)	(0.14)	(0.35)	—	—
TOTAL DISTRIBUTIONS	(1.45)	(0.19)	(0.37)	(0.03)	(0.05)
Net Asset Value, End of Period	$5.54	$7.07	$6.26	$6.02	$6.40
Total Return[2]	(1.33)%	16.11%	10.03%	(5.51)%	13.01%
Ratios to Average Net Assets:
Net expenses	0.54%	0.75%	1.29%[3]	1.40%[3]	1.43%[3]
Net investment income	1.46%	2.01%	0.73%	0.42%	0.45%
Expense waiver/reimbursement[4]	0.63%	0.54%	0.01%	0.03%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$67,434	$10,101	$4,146	$4,781	$7,296
Portfolio turnover	39%	137%	103%	229%	260%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.29%, 1.40% and 1.43% for the years ended December 31, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value including $187,083,295 of investment in affiliated holdings (Note 5) (identified cost $226,608,748)		$220,369,639
Cash		747
Cash denominated in foreign currencies (identified cost $57)		50
Restricted cash (Note 2)		8,475
Income receivable		53,311
Income receivable from affiliated holdings		180,000
Receivable for shares sold		210,456
TOTAL ASSETS		220,822,678
Liabilities:
Payable for shares redeemed	$158,781
Payable for daily variation margin	2,000
Payable to adviser (Note 5)	1,337
Payable for auditing fees	25,500
Payable for portfolio accounting fees	11,674
Payable for distribution services fee (Note 5)	13,816
Accrued expenses (Note 5)	10,603
TOTAL LIABILITIES		223,711
Net assets for 39,782,220 shares outstanding		$220,598,967
Net Assets Consist of:
Paid-in capital		$231,850,751
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(6,230,993)
Accumulated net realized loss on investments and futures contracts		(8,579,824)
Undistributed net investment income		3,559,033
TOTAL NET ASSETS		$220,598,967
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$153,164,768 ÷ 27,609,466 shares outstanding, no par value, unlimited shares authorized		$5.55
Service Shares:
$67,434,199 ÷ 12,172,754 shares outstanding, no par value, unlimited shares authorized		$5.54
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Dividends (including $3,260,579 received from affiliated holdings (Note 5))		$3,357,638
Interest		238,973
Investment income allocated from affiliated partnership (Note 5)		32,148
TOTAL INCOME		3,628,759
Expenses:
Investment adviser fee (Note 5)	$1,535,869
Administrative fee (Note 5)	160,133
Custodian fees	15,566
Transfer agent fee	21,753
Directors'/Trustees' fees (Note 5)	1,786
Auditing fees	26,000
Legal fees	13,320
Portfolio accounting fees	68,641
Distribution services fee (Note 5)	104,147
Printing and postage	16,597
Miscellaneous (Note 5)	8,500
TOTAL EXPENSES	1,972,312
Waiver/reimbursement of investment adviser fee (Note 5)	(1,255,984)
Net expenses		716,328
Net investment income		2,912,431
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $841,708 on sales of investments in affiliated holdings (Note 5))		1,063,712
Net realized loss on futures contracts		(4,167,442)
Net realized loss on investments, swap contracts and foreign currency transactions allocated from affiliated partnership (Note 5)		(6,210)
Realized gain distribution from affiliated investment company shares (Note 5)		6,698,993
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(9,284,929)
Net change in unrealized depreciation of futures contracts		19,622
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions		(5,676,254)
Change in net assets resulting from operations		$(2,763,823)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,912,431	$2,873,115
Net realized gain on investments including allocation from partnership and futures contracts	3,589,053	41,377,608
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(9,265,307)	(17,408,858)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,763,823)	26,841,865
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(2,874,468)	(1,738,489)
Service Shares	(430,562)	(32,245)
Distributions from net realized gain on investments and futures contracts
Primary Shares	(31,489,099)	(3,555,556)
Service Shares	(4,843,857)	(90,122)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(39,637,986)	(5,416,412)
Share Transactions:
Proceeds from sale of shares	69,343,629	9,092,687
Net asset value of shares issued to shareholders in payment of distributions declared	39,637,985	5,416,412
Cost of shares redeemed	(25,739,698)	(25,919,266)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	83,241,916	(11,410,167)
Change in net assets	40,840,107	10,015,286
Net Assets:
Beginning of period	179,758,860	169,743,574
End of period (including undistributed net investment income of $3,559,033 and $3,303,165, respectively)	$220,598,967	$179,758,860
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Tail Risk Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report
13

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report
14

Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $3,459,963 and $4,625,393, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2014, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report
15

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$(8,123)*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(4,167,442)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$19,622
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2014		2013
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	468,344	$2,888,259	349,190	$2,368,858
Shares issued to shareholders in payment of distributions declared	6,125,413	34,363,567	800,915	5,294,045
Shares redeemed	(3,001,009)	(17,816,310)	(3,617,118)	(24,434,809)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	3,592,748	$19,435,516	(2,467,013)	$(16,771,906)

Year Ended December 31	2014		2013
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	11,171,053	$66,455,370	965,815	$6,723,829
Shares issued to shareholders in payment of distributions declared	940,181	5,274,418	18,457	122,367
Shares redeemed	(1,367,365)	(7,923,388)	(218,021)	(1,484,457)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	10,743,869	$63,806,400	766,251	$5,361,739
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	14,336,617	$83,241,916	(1,700,762)	$(11,410,167)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for partnership income, regulatory settlement proceeds, deflation adjustments on sale of TIPS, discount accretion/premium amortization on debt securities and short-term capital gain distributions from registered investment companies.
Annual Shareholder Report
16

For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(189)	$648,467	$(648,278)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$17,575,480	$1,770,734
Long-term capital gains	$22,062,506	$3,645,678
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,559,903
Undistributed long-term capital gains	$307,308
Net unrealized depreciation	$(6,670,040)
Capital loss carryforwards and deferrals	$(8,448,955)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, TIPS deflation deferrals, discounts accretion/premium amortization on debt securities and partnership adjustments.
At December 31, 2014, the cost of investments for federal tax purposes was $227,039,672. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) futures contracts was $6,670,033. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,949,048 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,619,081.
At December 31, 2014, the Fund had a capital loss carryforward of $8,448,955 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$6,189,290	NA	$6,189,290
2017	$2,259,665	NA	$2,259,665
As a result of the tax-free transfer of assets from Federated Clover Value Fund II, certain capital loss carryforwards listed above may be limited.
The Fund used capital loss carryforwards of $3,094,645 to offset capital gains realized during the year ended December 31, 2014.
As of December 31, 2014, for federal income tax purposes, the Fund has $928,222 in passive activity loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to June 24, 2013, the annual advisory fee was 0.85%. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. For the year ended December 31, 2014, the Co-Advisers voluntarily waived $180,969 of their fee. Prior to August 14, 2014, Federated Global Investment Management Corp. acted as the sole Adviser to the Fund, with Federated Investment Management Company acting as Sub-Adviser. For the year ended December 31, 2014, Federated Investment Management Company earned a Sub-Adviser fee of $222,848. The fee was paid by Federated Global Investment Management Corp. out of its resources and is not an incremental Fund expense.
Annual Shareholder Report
17

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntary choose to waive any portion of its fee. For the year ended December 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$104,147
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2014, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2014, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustee.
Expense Limitation
Effective May 1, 2014, the Co-Advisers and certain of their affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.29% and 0.54% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $1,631.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2014, the Co-Advisers reimbursed $1,075,015. Transactions involving the affiliated holdings during the year ended December 31, 2014, were as follows:
	Balance of Shares Held 12/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2014	Value	Dividend Income/ Allocated Investment Income	Realized Gain Distribution/ Allocated Net Realized Gain (Loss)
Emerging Markets Fixed Income Core Fund	22,938	11,613	(18,793)	15,758	$541,334	$32,148	$(6,210)
Federated Bank Loan Core Fund	—	737,961	(118,674)	619,287	$6,192,869	$193,490	$—
Federated Clover Small Value Fund, Institutional Shares	767,853	271,556	(156,863)	882,546	$21,984,223	$152,416	$2,170,515
Federated Equity Income Fund, Inc., Institutional Shares	2,596,500	757,968	(219,799)	3,134,699	$74,761,868	$1,343,193	$4,376,625
Federated Inflation-Protected Securities Core Fund	918,379	24,150	(942,529)	—	$—	$—	$—
Federated InterContinental Fund, Institutional Shares	605,828	223,769	(387,188)	442,409	$21,324,110	$199,526	$—
Federated Intermediate Corporate Bond Fund, Institutional Shares	663,449	609,695	(287,416)	985,728	$9,364,419	$315,682	$11,244
Federated International Leaders Fund, Class R6	—	42,805	—	42,805	$1,368,909	$15,216	$—
Federated International Strategic Value Dividend Fund, Institutional Shares	—	3,157,059	—	3,157,059	$12,438,813	$80,737	$50,984
Federated Mortgage Core Portfolio	357,898	351,119	(203,681)	505,336	$5,038,201	$139,765	$—
Federated Project and Trade Finance Core Fund	1,618,369	199,700	(27,826)	1,790,243	$16,917,794	$665,603	$(6,825)
Federated Prudent Bear Fund, Institutional Shares	3,599,066	2,887,835	(1,080,809)	5,406,092	$12,325,891	$—	$—
Federated Strategic Value Dividend Fund, Institutional Shares	—	503,544	—	503,544	$2,975,946	$24,103	$77,312
Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	178,067	825	(177,936)	956	$10,550	$10,744	$—
High Yield Bond Portfolio	281,058	161,025	(152,120)	289,963	$1,838,368	$120,104	$19,138
TOTAL OF AFFILIATED TRANSACTIONS	11,609,405	9,940,624	(3,773,634)	17,776,395	$187,083,295	$3,292,727	$6,692,783
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$91,737,571
Sales	$51,583,433
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2014, the amount of long-term capital gains designated by the Fund was $22,062,506.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2014, 10.02% qualify for the dividends received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED TAIL RISK FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Tail Risk Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent, custodian, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Tail Risk Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five -year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$953.60	$1.33
Service Shares	$1,000	$951.90	$2.61
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.84	$1.38
Service Shares	$1,000	$1,022.53	$2.70
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.27%
Service Shares	0.53%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Managed Tail Risk Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the
Annual Shareholder Report
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Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 10 basis points in the contractual advisory fee of the Fund. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Annual Shareholder Report
26

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Subsequent to approval of advisory fees at its May 2014 meeting, the Board, at its August 2014 meeting, approved an amended contract under which three Federated entities, including the Fund's existing Adviser and sub-adviser, serve as co-advisers to the Fund. With respect to the amended contract, the Board considered that total advisory fees would remain the same under the amended contracts and substantive responsibilities and obligations of the co-advisers, collectively, with respect to the Fund would not change. The Board also noted that it would receive information regarding services provided by each co-adviser and the share of fees received for such services in connection with the annual renewal of the amended contract.
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27

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
28

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Tail Risk Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916835
CUSIP 313916819
G00433-19 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 4.01%. The 4.01% total return for the reporting period consisted of 0.31% in price appreciation and 3.70% in reinvested dividends. For the same period, the Russell 1000® Value Index (R1000V) returned 13.45%, the Barclays High Yield 2% Issuer Capped Index (BHY2%ICI) returned 2.46%, the Barclays Mortgage-Backed Securities Index (BMB) returned 6.08% and the Barclays Emerging Markets USD Aggregate Index (BEMAI) returned 4.76%. Weighting these benchmarks (40% R1000V, 20% BHY2%ICI, 20% BMB and 20% BEMAI), the blended index (“Blended Index”)1 return for the period was 7.69%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks and fixed-income securities with high current yield through: (1) portfolio allocation, (2) sector and security selection for equities and (3) sector and security selection for bonds to achieve the Fund's primary income objective and secondary capital appreciation objective.2
MARKET OVERVIEW
During the 12-month reporting period, domestic equities reached all-time highs on the heels of continually, yet gradually, improving U.S. economic conditions. In the early part of the reporting period, equity markets faced several headwinds including extreme winter weather which had a significant effect on economic data. However, as the year progressed, the domestic economy strengthened with improving employment trends, auto sales and consumer spending helping the overall U.S. economy to grow 4.6% in the second calendar quarter and 5.0% in the third calendar quarter of 2014. Globally, equity markets faced slowing economic growth in Europe and China, impacting overall global growth, in addition to heightened volatility throughout the year due to several notable geopolitical events, including tension between Ukraine and Russia and increasing conflict in the Middle East. Towards the end of the reporting period, equities experienced significant volatility as oil prices sharply fell.
The Standard & Poor's 500 Index3 (S&P 500) returned 13.69% for the reporting period. In general, value stocks slightly outperformed growth stocks while defensive stocks outperformed cyclical stocks. The S&P 500's performance in the Utilities, Health Care and Information Technology sectors overshadowed weaker performance in the Energy, Telecom Services and Materials sectors.
On the fixed-income side, interest rates rose in the front-end of the U.S. Treasury curve, while long-term interest rates declined significantly. Specifically, interest rates increased for all maturities of four years or less, with the largest increases in the two- and three-year part of the Treasury curve, which were each up approximately 30 basis points (bps). U.S. Treasury rates declined for all maturities of five-years or greater: the further out the Treasury curve, the greater the decline in Treasury yields. During 2014, the 5-year U.S. Treasury rate declined 9 bps to 1.64%, while the 30-year U.S. Treasury rate declined by 118 bps to 2.76%. As a result, the yield curve flattened as short rates rose, and the largest yield declines occurred at the longest end of the U.S. Treasury curve. The flattening of the yield curve was due primarily to a stronger U.S. economy, which led investors to anticipate an increase in the Federal Funds Rate by the U.S. Federal Reserve (the Fed). However, global economic growth concerns, weak global inflation, easing monetary policies of other central banks around the world and geopolitical risks have kept downward pressure on longer term rates.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2014, was 53.5% fixed-income securities, 38.8% stocks and 7.7% cash equivalents and other assets/liabilities.
Relative to the Blended Index, the Fund's allocation had a negative effect on Fund performance because equities outperformed fixed-income securities.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the Fund contributed to the Fund's current income objective; however, it underperformed the R1000V benchmark during the 12-month reporting period. Fund management focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the Blended Index, both sector allocation and stock selection contributed negatively to the Fund's equity
Annual Shareholder Report

performance. Stock selection in the Energy, Financials and Materials sectors contributed negatively to Fund performance. This was slightly offset by positive stock selection in the Telecom Services, Industrials and Health Care sectors. Sector selection in Energy and Telecom hurt Fund performance relative to the R1000V but was partially offset by positive sector selection in Utilities and Information Technology.
During the reporting period, the Fund invested in S&P 500 futures contracts for volatility risk management purposes.4 The Fund responded to major volatility spikes throughout the year by reducing the long futures position; however, the Fund spent the entirety of the second and third quarter at nearly 60% long. This exposure, during a steadily increasing market, enhanced Fund performance for the reporting period. At the end of the reporting period, the Fund was positioned with a 10% long futures position and remained cautious in the current heightened volatility environment
SECTOR AND SECURITY SELECTION–BONDS5
Sector allocation was a significant negative contributor to Fund performance. The emerging market6 benchmark (BEMAI) and the mortgage-backed7 benchmark (BMB) both outperformed the Fund's fixed-income blended benchmark. However, the Fund's largest overweight sector, high yield, underperformed the Fund's fixed-income blended benchmark, and the Fund was underweight the outperforming mortgage market, both of which negatively affected Fund performance from a sector allocation standpoint. Total returns in the mortgage-backed market benefited from lower Treasury rates, tighter credit spreads and the continued buying of mortgage-backed bonds by the Fed. Despite wider credit spreads at the end of the reporting period, total returns in the emerging markets benefited from the decline in long U.S. Treasury rates. The Fund was slightly overweight the emerging market component during the majority of the reporting period which helped Fund performance. The high-yield benchmark (BHY2%ICI) underperformed the Fund's fixed-income blended benchmark, due primarily to the shorter duration8 of the high-yield market and the underperformance of the high-yield Energy and Metals & Mining sectors late in the reporting period. Despite the lower total returns for the high-yield component, relative to the emerging market and mortgage components, the income from the high-yield sector contributed to the Fund's primary objective of income. High-yield bonds were a material overweight for a majority of the reporting period. The management of the Fund's interest rate exposure, which was less than the benchmark's duration over the course of the reporting period, negatively affected Fund performance, while the Fund's flattening yield curve bias added positively to Fund performance.
Security selection was a significant positive contributor to Fund performance. Positive security selection in the high-yield and mortgage components more than offset the negative impact of security selection in the emerging market component. The Fund's underweight to high-yield Energy and Metals & Mining credits was the primary driver of positive security selection. Security selection within the investment-grade9 corporate and commercial mortgage-backed securities holdings also contributed to the positive security selection.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
7	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
8	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
9	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2004 to December 31, 2014, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/20% Barclays Emerging Market USD Aggregate Index (BEMAI)/20% Barclays High Yield 2% Issuer Capped Index (BHY2%ICI)/20% Barclays Mortgage-Backed Securities Index (BMB) (Blended Index).3,4 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Fund	4.01%	11.04%	8.23%
S&P 500	13.69%	15.45%	7.67%
R1000V	13.45%	15.42%	7.30%
Blended Index	7.69%	10.19%	7.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Fixed-Income Securities	31.8%
Domestic Equity Securities	30.4%
International Fixed-Income Securities	21.7%
International Equity Securities	8.4%
U.S. Treasury Securities	0.1%
Derivative Contracts[2]	(0.2)%
Cash Equivalents[3]	5.8%
Other Assets and Liabilities—Net[4]	2.0%
TOTAL	100.0%
At December 31, 2014, the Fund's sector composition5 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Utilities	13.6%
Information Technology	13.5%
Financials	12.5%
Energy	11.1%
Industrials	10.2%
Health Care	9.0%
Telecommunication Services	8.2%
Consumer Staples	7.8%
Materials	7.4%
Consumer Discretionary	6.7%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
December 31, 2014
Principal Amount or Shares		Value
	COMMON STOCKS—23.1%
	Consumer Discretionary—1.9%
171,604	Corus Entertainment, Inc., Class B	$3,389,836
9,755	Garmin Ltd.	515,357
232,886	Regal Entertainment Group	4,974,445
62,672	Six Flags Entertainment Corp.	2,704,297
10,253	Tupperware Brands Corp.	645,939
	TOTAL	12,229,874
	Consumer Staples—2.5%
67,751	Altria Group, Inc.	3,338,092
20,157	Kellogg Co.	1,319,074
75,362	Koninklijke Ahold NV, ADR	1,339,484
60,160	Lorillard, Inc.	3,786,470
38,013	Philip Morris International, Inc.	3,096,159
56,408	Reynolds American, Inc.	3,625,342
	TOTAL	16,504,621
	Energy—3.0%
64,640	BP PLC, ADR	2,464,077
104,635	Crescent Point Energy Corp.	2,423,591
102,617	HollyFrontier Corp.	3,846,085
16,943	Kinder Morgan, Inc.	716,858
74,862	Royal Dutch Shell PLC	5,012,011
100,173	Total SA, ADR	5,128,858
	TOTAL	19,591,480
	Financials—4.0%
288,705	Ares Capital Corp.	4,505,242
4,669	Bank of Hawaii Corp.	276,918
48,721	Bank of Montreal	3,446,036
12,906	Cincinnati Financial Corp.	668,918
223,029	Hospitality Properties Trust	6,913,899
32,591	Mercury General Corp.	1,846,932
156,900	Old Republic International Corp.	2,295,447
31,626	Royal Bank of Canada, Montreal	2,184,408
112,165	Sun Life Financial Services of Canada	4,044,670
	TOTAL	26,182,470
	Health Care—2.9%
11,146	AbbVie Inc.	729,394
100,078	GlaxoSmithKline PLC, ADR	4,277,334
39,871	Lilly (Eli) & Co.	2,750,700
76,236	Merck & Co., Inc.	4,329,443
198,776	PDL BioPharma, Inc.	1,532,563
168,573	Pfizer, Inc.	5,251,049
	TOTAL	18,870,483
	Industrials—1.5%
45,305	BAE Systems PLC, ADR	1,320,867
152,453	Donnelley (R.R.) & Sons Co.	2,561,973
22,405	Lockheed Martin Corp.	4,314,531
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
11,419		Siemens AG	$1,295,031
		TOTAL	9,492,402
		Information Technology—1.6%
85,308		CA, Inc.	2,597,629
24,424		Cisco Systems, Inc.	679,354
37,110		Intel Corp.	1,346,722
38,804		KLA-Tencor Corp.	2,728,697
11,660		Lexmark International, Inc.	481,208
27,830		Microsoft Corp.	1,292,703
23,369		Seagate Technology	1,554,038
		TOTAL	10,680,351
		Materials—0.6%
70,754		Freeport-McMoRan, Inc.	1,652,814
30,424		LyondellBasell Industries NV, Class - A	2,415,361
		TOTAL	4,068,175
		Telecommunication Services—3.2%
216,449		AT&T, Inc.	7,270,522
54,325		BCE, Inc.	2,491,344
150,305		CenturyLink, Inc.	5,949,072
27,252		Consolidated Communications Holdings, Inc.	758,423
577,575		Frontier Communications Corp.	3,852,425
11,238		Verizon Communications	525,714
		TOTAL	20,847,500
		Utilities—1.9%
10,465		Consolidated Edison Co.	690,795
24,202		Entergy Corp.	2,117,191
18,067		FirstEnergy Corp.	704,432
80,617		National Grid PLC, ADR	5,696,397
239,202		Northland Power, Inc.	3,148,045
		TOTAL	12,356,860
		TOTAL COMMON STOCKS (IDENTIFIED COST $138,626,018)	150,824,216
		PREFERRED STOCKS—15.7%
		Consumer Discretionary—0.7%
395,000	[1,2]	SPLS, Issued by JPMorgan Chase & Co., ELN, 14.00%, 01/27/2015	4,736,050
		Consumer Staples—0.5%
35,600		Post Holdings, Inc., Conv., Pfd., 5.25%, 06/1/2017	3,155,762
		Energy—1.3%
55,444	[3]	SLB, Issued by Barclays Bank PLC, ELN, 10.00%, 06/22/2015	4,703,869
75,000	[1,2,3]	VLO, Issued by JPMorgan Chase & Co., ELN, 0.00%, 02/6/2015	3,758,250
		TOTAL	8,462,119
		Financials—0.9%
750		Bank of America, Series L, Pfd., 7.25%, 12/31/2049, Annual Dividend $72.50	872,228
18,300		New York Community Cap Trust V, Conv. Pfd., 6.00%, 11/01/2051, Annual Dividend $3.00	910,425
3,100		Wells Fargo Co., Series L, Pfd., 7.50%, 12/31/2049, Annual Dividend $75.00	3,758,734
		TOTAL	5,541,387
		Health Care—0.6%
34,188	[1,2,3]	CELG, Issued by Royal Bank of Canada, ELN, 10.00%, 06/24/2015	3,820,167
Annual Shareholder Report

Principal Amount or Shares			Value
		PREFERRED STOCKS—continued
		Industrials—2.5%
103,000	[1,2,3]	DAL, Issued By JPMorgan Chase & Co., ELN, 13.19%, 05/19/2015	$4,752,420
40,026		Stanley Black & Decker, I, Conv. Pfd., 6.25%, 11/17/2016, Annual Dividend $6.25	4,712,661
112,351		United Technologies Corp, Conv. Pfd., 7.50%, 08/1/2015, Annual Dividend $3.75	6,890,487
		TOTAL	16,355,568
		Information Technology—3.6%
45,000	[1,2,3]	AAPL, Issued by Barclays Bank PLC, ELN, 9.50%, 05/29/2015	5,023,800
450,000	[3]	BRCD, Issued by Credit Suisse AG, ELN, 0.00%, 04/29/2015	4,970,250
57,405	[3]	LRCX, Issued by Barclays Bank PLC, ELN, 10.00%, 06/22/2015	4,517,773
134,000	[1,2,3]	MU, Issued by Bank of America Corp., ELN, 0.00%, 05/28/2015	4,570,740
47,000	[3]	SNDK, Issued by Credit Suisse AG, ELN, 0.00%, 01/30/2015	4,495,315
		TOTAL	23,577,878
		Materials—2.2%
101,000		Alcoa, Inc., Conv. Pfd, 5.375%, 10/01/2017, Annual Dividend $3.02	5,095,450
153,005		ArcelorMittal, Conv. Bond, Pfd., Series MTUS, 6.00%, 01/15/2016, Annual Dividend $1.50	2,646,987
200,000	[3]	NEM, Issued by Credit Suisse AG, ELN, 0.00%, 05/26/2015	3,772,000
107,000	[3]	X, Issued by Barclays Bank PLC, ELN, 16.50%, 05/4/2015	3,022,750
		TOTAL	14,537,187
		Utilities—3.4%
67,765		AES Trust III, Conv. Pfd., 6.75%, 10/15/2029, Annual Dividend $3.38	3,448,561
100,626		Dominion Resources, Inc., Conv. Pfd., 6.375%, 07/1/2017, Annual Dividend $3.19	5,233,558
57,866		Dynegy, Inc., Conv. Pfd., 5.375%, 11/01/2017, Annual Dividend $6.57	5,902,332
69,627		Exelon Corp., Conv. Pfd., 6.50%, 06/01/2017, Annual Dividend $3.25	3,655,418
11,695		Laclede Group, Inc./The, Conv. Pfd., 6.75%, 04/1/2017, Annual Dividend $4.13	657,376
45,000		NextEra Energy, Inc., Conv. Pfd., 5.889%, 09/1/2015, Annual Dividend $2.94	3,012,300
		TOTAL	21,909,545
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $101,522,298)	102,095,663
		ADJUSTABLE RATE MORTGAGE—0.0%
$16,749		Federal National Mortgage Association, 2.311%, 09/1/2037 (IDENTIFIED COST $16,870)	17,915
		ASSET-BACKED SECURITY—0.0%
225,000		Santander Drive Auto Receivables Trust 2013-1, Class D, 2.270%, 01/15/2019 (IDENTIFIED COST $224,972)	226,104
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.4%
1,000,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 04/10/2046	1,014,592
370,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 05/15/2045	392,176
585,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 05/15/2045	632,592
55,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class B, 4.934%, 12/10/2044	60,568
1,050,000	[1,2]	Commercial Mortgage Trust 2013-CR8, Class B, 3.969%, 06/10/2046	1,087,183
620,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	664,472
572,058		Federal National Mortgage Association REMIC 2006-117, Class GF, 0.520%, 12/25/2036	573,286
518,946		Federal National Mortgage Association REMIC 2012-1, Class F, 0.620%, 02/25/2042	521,540
525,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 05/10/2045	560,498
630,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class B, 4.740%, 05/10/2045	688,550
980,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.507%, 09/10/2047	1,049,328
590,000	[1,2]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 04/10/2046	606,411
1,000,000		UBS-Citigroup Commercial Mortgage Trust 2011-C1, Class A3, 3.595%, 01/10/2045	1,049,919
495,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	518,221
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $9,236,124)	9,419,336
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMERCIAL MORTGAGE-BACKED SECURITY—0.2%
		Agency Commercial Mortgage-Backed Security—0.2%
$1,050,000	[1,2]	FREMF Mortgage Trust 2013-K25, B, 3.618%, 11/25/2045 (IDENTIFIED COST $1,061,233)	$1,057,227
		CORPORATE BONDS—17.8%
		Aerospace/Defense—0.1%
450,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	481,950
		Agency—0.1%
540,000		Export-Import Bank, Series EMTN, 4.000%, 08/07/2017	563,803
		Automotive—0.2%
900,000	[1,2]	Metalsa, Series 144A, 4.900%, 04/24/2023	810,000
700,000	[1,2]	NEMAK SA, Series 144A, 5.500%, 02/28/2023	715,750
		TOTAL	1,525,750
		Banking—3.6%
300,000		ADCB Finance Cayman, Ltd., Series EMTN, 4.500%, 03/06/2023	303,000
510,000	[1,2]	BBVA Bancomer SA Mexico, Jr. Sub. Note, Series 144A, 5.350%, 11/12/2029	506,175
300,000		BBVA Paraguay SA, Series REGS, 9.750%, 02/11/2016	313,131
550,000	[1,2]	Banco ABC Brasil SA, Sub. Note, Series 144A, 7.875%, 04/08/2020	569,244
1,000,000		Banco Bradesco (Cayman), Sub., Series REGS, 5.750%, 03/01/2022	1,025,000
325,000		Banco Btg Pactual/Cayman, Series REGS, 5.750%, 09/28/2022	295,360
500,000		Banco Davivienda SA, Series REGS, 5.875%, 07/09/2022	501,250
300,000		Banco Daycoval SA, Series REGS, 5.750%, 03/19/2019	299,250
100,000		Banco de Credito del Peru, Jr. Sub. Note, Series REGS, 9.750%, 11/06/2069	122,000
200,000		Banco de Credito del Peru, Series REGS, 6.125%, 04/24/2027	212,000
500,000		Banco Do Brasil (Cayman), Jr. Sub. Note, Series REGS, 9.250%, 10/29/2049	481,250
500,000		Banco Internacional del Peru, Sr. Unsecd. Note, Series REGS, 5.750%, 10/07/2020	547,500
100,000		Banco Pan SA, Series REGS, 8.500%, 04/23/2020	103,059
400,000	[1,2]	Banco Reservas Rep Domin, Series 144A, 7.000%, 02/01/2023	398,664
510,000	[1,2]	Bank of China Ltd., Series 144A, 5.000%, 11/13/2024	526,311
350,000		BBVA Banco Continental, Series REGS, 5.000%, 08/26/2022	365,540
460,000		Burgan Finance No.1 Ltd., Series REGS, 7.875%, 09/29/2020	530,840
450,000	[1,2]	Caixa Economica Federal, Sub. Note, Series 144A, 7.250%, 07/23/2024	430,875
675,000		Corpbanca, 3.125%, 01/15/2018	672,223
900,000	[1,2]	Corpbanca, Series 144A, 3.875%, 09/22/2019	904,179
500,000		Emirates NBD Tier 1 Ltd., 5.750%, 05/29/2049	489,200
950,000	[1,2]	Export Credit Bank of Turkey, Series 144A, 5.000%, 09/23/2021	966,986
500,000	[1,2]	Finansbank AS, Series 144A, 5.150%, 11/01/2017	514,150
450,000	[1,2]	Finansbank AS, Series 144A, 6.250%, 04/30/2019	468,090
400,000	[1,2]	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	408,000
250,000		ICICI Bank Ltd., Series REGS, 5.750%, 11/16/2020	278,129
750,000	[1,2]	Industrial & Commercial Bank of China Ltd., Series 144A, 6.000%, 12/31/2049	760,313
275,000		Itau Unibanco Holding SA, Sub., Series REGS, 5.500%, 08/06/2022	277,750
500,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.200%, 12/21/2021	527,190
630,000	[1,2]	RSHB Capital SA, Series 144A, 5.100%, 07/25/2018	524,475
500,000		Sibur Securities Ltd., Series REGS, 3.914%, 01/31/2018	412,500
300,000	[1,2]	Turkiye Garanti Bankasi A.S., Series 144A, 5.250%, 09/13/2022	309,306
635,000	[1,2]	Turkiye Is Bankasi (Isbank), Series 144A, 5.000%, 06/25/2021	646,430
500,000	[1,2]	Turkiye Vakiflar Bankasi T.A.O., Series 144A, 3.750%, 04/15/2018	496,200
200,000	[1,2]	Turkiye Vakiflar Bankasi T.A.O., Series 144A, 5.000%, 10/31/2018	204,713
4,000,000		VTB BANK, Series REGS, 6.250%, 06/30/2035	3,930,000
1,940,000	[1,2]	VTB Capital SA, Series 144A, 6.950%, 10/17/2022	1,445,300
230,000		Vnesheconombank (VEB), Series REGS, 5.942%, 11/21/2023	179,975
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Banking—continued
$200,000		Vnesheconombank (VEB), Series REGS, 6.025%, 07/05/2022	$153,060
720,000		Vnesheconombank (VEB), Sr. Unsecd. Note, Series REGS, 6.902%, 07/09/2020	579,766
400,000		Vnesheconombank, Bank Guarantee, Series REGS, 6.800%, 11/22/2025	318,000
200,000	[1,2]	Vnesheconombank, Sr. Unsecd. Note, Series 144A, 5.375%, 02/13/2017	180,500
200,000	[1,2]	Yapi ve Kredi Bankasi A.S., Series 144A, 5.250%, 12/03/2018	207,280
360,000	[1,2]	Zenith Bank Ltd., Series 144A, 6.250%, 04/22/2019	330,768
		TOTAL	23,714,932
		Basic Industry - Chemicals—0.1%
400,000		Albemarle Corp., 4.150%, 12/01/2024	407,207
400,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	432,049
		TOTAL	839,256
		Beverage & Tobacco—0.2%
500,000		Ajecorp BV, Series REGS, 6.500%, 05/14/2022	423,750
300,000	[1,2]	Corp Lindley SA, Series 144A, 4.625%, 04/12/2023	291,750
325,000	[1,2]	Corp Lindley SA, Series 144A, 6.750%, 11/23/2021	349,375
		TOTAL	1,064,875
		Broadcast Radio & TV—0.2%
125,000		Grupo Televisa S.A., 6.625%, 03/18/2025	154,285
680,000		Grupo Televisa S.A., Sr. Note, 8.500%, 03/11/2032	945,556
450,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	456,493
		TOTAL	1,556,334
		Building & Development—0.1%
470,000	[1,2]	Odebrecht SA, Series 144A, 5.250%, 06/27/2029	415,715
		Building Materials—0.2%
775,000		Cemex SA de C.V., Series REGS, 5.257%, 09/30/2015	786,726
200,000	[1,2]	Cemex SA de C.V.,Series 144A, 6.500%, 12/10/2019	205,400
500,000	[1,2]	Rearden G Holdings EINS GmbH, Company Guarantee, Series 144A, 7.875%, 03/30/2020	495,000
		TOTAL	1,487,126
		Chemicals—0.3%
600,000		Alfa S.A., Series REGS, 5.250%, 03/25/2024	625,500
1,096,000		Ashland, Inc., Conv. Bond, Series UNIT, 6.500%, 06/30/2029	1,020,705
		TOTAL	1,646,205
		Chemicals & Plastics—0.3%
400,000		ALPEK SA DE CV, Series REGS, 4.500%, 11/20/2022	404,000
200,000	[1,2]	Elementia SA, Series 144A, 5.500%, 01/15/2025	192,500
475,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Series 144A, 6.875%, 04/25/2044	513,047
900,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 5.625%, 04/25/2024	948,375
200,000		Nitrogenmuvek ZRT, Series REGS, 7.875%, 05/21/2020	199,750
		TOTAL	2,257,672
		Communications - Cable & Satellite—0.5%
1,400,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.150%, 03/15/2042	1,452,056
1,500,000		Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	1,749,373
		TOTAL	3,201,429
		Communications - Media & Entertainment—0.7%
1,400,000		Time Warner, Inc., Company Guarantee, 6.250%, 03/29/2041	1,744,620
1,400,000		Viacom, Inc., Sr. Unsecd. Note, 5.850%, 09/01/2043	1,562,544
1,400,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 09/07/2042	1,502,708
		TOTAL	4,809,872
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Telecom Wirelines—0.1%
$700,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 09/15/2043	$898,117
		Communications Equipment—0.2%
2,296,000		Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	1,234,559
		Conglomerates—0.1%
400,000		Hutch Whampoa Int. 12 Ltd., Series REGS, 6.000%, 05/29/2049	427,396
		Consumer Cyclical - Services—0.1%
370,000	[1,2]	Alibaba Group Holding Ltd, Sr. Unsecd. Note, Series 144A, 3.125%, 11/28/2021	366,114
		Consumer Non-Cyclical - Food/Beverage—0.2%
924,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 4.650%, 01/25/2043	968,149
		Consumer Non-Cyclical - Tobacco—0.1%
680,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.000%, 08/04/2041	861,517
		Consumer Products—0.2%
180,000		Fomento Economico Mexicano, SA de C.V., 2.875%, 05/10/2023	168,788
550,000		Fomento Economico Mexicano, SA de C.V., 4.375%, 05/10/2043	516,704
400,000	[1,2]	InRetail Consumer, Sr. Unsecd. Note, Series 144A, 5.250%, 10/10/2021	408,000
		TOTAL	1,093,492
		Department Stores—0.3%
1,900,000	[1,2]	Saci Falabella, Series 144A, 4.375%, 01/27/2025	1,866,047
		Energy - Independent—0.4%
103,000		Petroleos Mexicanos, 3.500%, 07/18/2018	104,545
150,000		Petroleos Mexicanos, 6.500%, 06/02/2041	172,875
200,000		Petroleos Mexicanos, Company Guarantee, 5.500%, 01/21/2021	217,500
450,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 01/18/2024	468,675
1,050,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	1,194,375
		TOTAL	2,157,970
		Energy - Integrated—0.1%
620,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	637,095
		Energy - Midstream—0.2%
1,400,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	1,564,402
		Energy - Oil Field Services—0.2%
1,400,000		Weatherford International Ltd., 7.000%, 03/15/2038	1,350,059
		Farming & Agriculture—0.1%
1,000,000	[1,2]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 05/24/2023	835,000
		Finance—0.3%
300,000		Gruposura Finance, Company Guarantee, Series REGS, 5.700%, 05/18/2021	318,000
600,000	[1,2]	Mubadala GE Capital, Ltd., Sr. Unsecd. Note, Series 144A, 3.000%, 11/10/2019	596,928
700,000		Sukuk Funding No3 Ltd., 4.348%, 12/03/2018	731,617
		TOTAL	1,646,545
		Financial Institution - Banking—0.8%
150,000		Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	180,993
1,500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	1,902,993
850,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	841,824
650,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	920,915
400,000		Morgan Stanley, Sr. Unsecd. Note, 2.500%, 01/24/2019	400,746
450,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	543,685
475,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	481,417
		TOTAL	5,272,573
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
500,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	511,698
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Broker/Asset Mgr/Exchange—continued
$400,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 01/15/2036	$395,110
		TOTAL	906,808
		Financial Institution - Finance Companies—0.0%
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	101,500
		Financial Institution - Insurance - P&C—0.3%
800,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.850%, 08/01/2044	816,388
500,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	797,147
		TOTAL	1,613,535
		Financial Intermediaries—0.5%
400,000		ADIB Capital Invest 1 Ltd, 6.375%, 10/29/2049	417,000
150,000	[1,2]	Banco Santander, S.A., Series 144A, 4.125%, 11/09/2022	148,905
350,000		Banco Santander, S.A., Series REGS, 4.125%, 11/09/2022	347,445
450,000	[1,2]	Cimpor Financial Operati, Series 144A, 5.750%, 07/17/2024	395,955
300,000		Financiera Independencia S.A.B. de C.V, Sr. Unsecd. Note, Series REGS, 7.500%, 06/03/2019	296,250
200,000	[1,2]	Investcorp SA, Series 144A, 8.250%, 11/01/2017	215,860
300,000	[1,2]	Trust F/1401, Series 144A, 5.250%, 12/15/2024	309,780
1,000,000		Trust F/1401, Series REGS, 5.250%, 12/15/2024	1,032,600
		TOTAL	3,163,795
		Food Products—0.5%
200,000		Cosan Luxembourg SA, Series REGS, 5.000%, 03/14/2023	178,500
730,000	[1,2]	Gruma SAB de CV, Sr. Unsecd. Note, Series 144A, 4.875%, 12/01/2024	757,375
520,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.500%, 01/25/2022	549,539
300,000		JBS Finance II Ltd., Sr. Unsecd. Note, Series REGS, 8.250%, 1/29/2018	309,750
700,000		JBS Investments GmbH, Series REGS, 7.750%, 10/28/2020	728,350
1,000,000		Minerva Luxembourg SA, Sr. Unsecd. Note, Series REGS, 7.750%, 01/31/2023	982,500
		TOTAL	3,506,014
		Forest Products—0.0%
200,000	[1,2]	Klabin Finance SA, Series 144A, 5.250%, 07/16/2024	193,500
		Government Agency—0.1%
500,000		Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series REGS, 5.500%, 07/12/2020	515,575
		Metals & Mining—1.3%
650,000		Abja Investment Co., 5.95%, 07/31/2024	649,756
611,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 08/01/2022	558,397
1,100,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.500%, 07/30/2020	1,159,125
1,000,000		China Hongqiao Group, Series REGS, 7.625%, 06/26/2017	1,004,177
200,000	[1,2]	Codelco, Inc., Series 144A, 3.000%, 07/17/2022	192,614
200,000		Codelco, Inc., Series REGS, 3.000%, 07/17/2022	192,613
600,000		Evraz Group SA, Sr. Unsecd. Note, Series REGS, 6.500%, 04/22/2020	462,468
670,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 5.893%, 04/29/2024	648,225
450,000		Metinvest BV, Sr. Unsecd. Note, Series REGS, 8.75%, 02/14/2018	254,250
600,000		Nord Gold NV, Series REGS, 6.375%, 05/07/2018	507,780
550,000		OAO TMK, Series REGS, 6.750%, 04/03/2020	316,250
1,800,000	[1,2]	Polyus Gold International, Ltd., Series 144A, 5.625%, 04/29/2020	1,566,000
300,000	[1,2]	Samarco Mineracao SA, Sr. Unsecd. Note, Series 144A, 5.375%, 09/26/2024	278,850
250,000	[1,2]	Tupy SA, Series 144A, 6.625%, 07/17/2024	241,250
610,000		Vale Overseas Ltd., 6.875%, 11/21/2036	646,106
		TOTAL	8,677,861
		Oil & Gas—2.0%
400,000	[1,2]	Afren PLC, Series 144A, 6.625%, 12/09/2020	228,000
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Oil & Gas—continued
$200,000		Afren PLC, Series REGS, 11.500%, 02/01/2016	$170,000
500,000	[1,2]	Alliance Oil Co. Ltd., Series 144A, 7.000%, 05/04/2020	230,000
1,000,000		CNOOC Finance 2014 ULC, 4.250%, 04/30/2024	1,036,667
300,000		Empresa Nacional del Petroleo, Note, Series REGS, 5.250%, 08/10/2020	317,393
900,000	[1,2]	Gazprom Neft, Series 144A, 6.000%, 11/27/2023	720,000
300,000	[1,2]	KazMunaiGaz Finance Sub BV, Company Guarantee, Series 144A, 6.375%, 04/09/2021	304,875
200,000		KazMunaiGaz Finance Sub BV, Company Guarantee, Series REGS, 11.750%, 01/23/2015	200,660
500,000		KazMunaiGaz Finance Sub BV, Series REGS, 6.375%, 04/09/2021	508,125
600,000	[1,2]	Kazmunaygas National Co., Series 144A, 4.400%, 04/30/2023	534,600
225,000		Mie Holdings Corp., Series EMTN, 6.875%, 02/06/2018	182,813
481,200		Odbrcht Offshore Drillin, Series REGS, 6.625%, 10/01/2022	433,080
150,000		PEMEX, Company Guarantee, 8.000%, 05/03/2019	178,125
1,030,000	[1,2]	PTT Exploration and Production, Series 144A, 4.875%, 12/29/2049	1,017,228
1,250,000	[1,2]	Pacific Rubiales, Series 144A, 5.625%, 01/19/2025	962,500
351,000		Pertamina PT, Note, Series REGS, 5.250%, 05/23/2021	363,285
290,000	[1,2]	Pertamina PT, Series 144A, 4.300%, 05/20/2023	278,400
1,900,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 05/20/2023	1,638,902
62,500		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.000%, 05/08/2022	63,750
600,000	[1,2]	Petroliam Nasional Berhd, Series 144A, 7.750%, 08/15/2015	624,688
500,000	[1,2]	Puma International Financing SA, Series 144A, 6.750%, 02/01/2021	487,000
318,540		QGOG Atlantic & Alaskan Rigs Ltd., Series REGS, 5.250%, 07/30/2018	301,020
235,000	[1,2]	Sinopec Group Oversea 2013, Series 144A, 4.375%, 10/17/2023	246,899
300,000	[1,2]	Thai Oil PCL, Series 144A, 4.875%, 01/23/2043	292,423
300,000		Thai Oil PCL, Series REGS, 4.875%, 01/23/2043	292,424
300,000	[1,2]	Transport de Gas Peru, Series 144A, 4.250%, 04/30/2028	291,000
1,300,000		Tupras Turkiye Petrol Ra, Series REGS, 4.125%, 05/02/2018	1,299,350
150,000	[1,2]	YPF Sociedad Anonima, Series 144A, 8.750%, 04/04/2024	152,813
140,000		YPF Sociedad Anonima, Series REGS, 8.750%, 04/04/2024	142,625
		TOTAL	13,498,645
		Real Estate—0.2%
550,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, 3.950%, 11/15/2022	534,597
600,000	[1,2]	Country Garden Holdings Co., Series 144A, 11.125%, 02/23/2018	639,000
200,000	[1,2]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.000%, 07/21/2020	220,000
		TOTAL	1,393,597
		Software & Services—0.0%
235,000	[1,2]	SixSigma Networks Mexico, Sr. Unsecd. Note, Series 144A, 8.25%, 11/07/2021	238,995
		Sovereign—0.2%
400,000	[1,2]	Georgia, Government of, Series 144A, 7.750%, 07/05/2017	414,000
700,000	[1,2]	Qatar, Government of, Series 144A, 6.40%, 01/20/2040	887,250
		TOTAL	1,301,250
		State/Provincial—0.4%
1,700,000		Provincia De Buenos Aires, Series REGS, 10.875%, 01/26/2021	1,547,000
900,000		Provincia De Buenos Aires, Series REGS, 9.375%, 09/14/2018	801,000
		TOTAL	2,348,000
		Technology Services—0.1%
400,000	[1,2]	Samsung Electron America, Series 144A, 1.750%, 04/10/2017	401,458
		Telecommunications & Cellular—0.6%
400,000		America Movil S.A.B. de C.V., 3.125%, 07/16/2022	395,656
275,000	[1,2]	Bharti Airtel International Netherlands BV, Series 144A, 5.350%, 05/20/2024	299,134
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Telecommunications & Cellular—continued
$270,000		Bharti Airtel International Netherlands BV, Series REGs, 5.125%, 03/11/2023	$289,516
200,000		Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, Series REGS, 5.375%, 09/27/2022	195,500
450,000	[1,2]	Digicel Ltd., Series 144A, 6.000%, 04/15/2021	421,875
200,000		MTS International Funding Ltd., Series REGS, 8.625%, 06/22/2020	197,000
365,000	[1,2]	MTS International Funding Ltd., Sr. Unsecd. Note, Series 144A, 8.625%, 06/22/2020	359,525
200,000		Ooredoo International Finance Ltd., Series REGS, 3.375%, 10/14/2016	205,724
400,000	[1,2]	Qtel International Finance Ltd., Series 144A, 3.250%, 02/21/2023	386,500
775,000		Sistema JSFC, Series REGS, 6.950%, 05/17/2019	546,375
675,000	[1,2]	Vimpelcom, Series 144A, 5.950%, 02/13/2023	519,413
		TOTAL	3,816,218
		Transportation—0.2%
300,000	[1,2]	DP World Ltd., Series 144A, 6.850%, 07/02/2037	339,834
540,000	[1,2]	Global Liman Isletmeleri, Sr. Unsecd. Note, Series 144A, 8.125%, 11/14/2021	479,925
500,000	[1,2]	Topaz Marine SA, Series 144A, 8.625%, 11/01/2018	461,900
		TOTAL	1,281,659
		Utilities—1.1%
200,000	[1,2]	Abu Dhabi National Energy Co. PJSC, Series 144A, 3.625%, 01/12/2023	201,750
200,000	[1,2]	ContourGlobal Power Holdings SA, Series 144A, 7.125%, 06/01/2019	201,000
675,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	711,450
1,200,000		Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	1,278,240
330,000	[1,2]	Empresa Electrica Angamo, Series 144A, 4.875%, 05/25/2029	325,462
800,000	[1,2]	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	943,217
200,000		Hrvatska Electroprivreda, Series REGS, 6.000%, 11/09/2017	209,600
650,000		Inkia Energy Ltd., Series REGS, 8.375%, 04/04/2021	695,500
490,000		Israel Electric Corp. Ltd., Series REGS, 7.250%, 01/15/2019	548,212
200,000		Majapahit Holding BV, Series REGS, 7.875%, 06/29/2037	236,000
670,000	[1,2]	PT Perusahaan Gas Negara, Series 144A, 5.125%, 05/16/2024	693,785
450,000		Power Sector Assets & Liabilities Management Corp., Company Guarantee, Series REGS, 7.390%, 12/02/2024	588,600
250,000		Power Sector Assets & Liabilities Management Corp., Series REGS, 7.250%, 05/27/2019	299,687
		TOTAL	6,932,503
		Utility - Diversified—0.2%
690,000	[1,2]	EDP Finance BV, Series 144A, 4.125%, 01/15/2020	694,985
500,000		Kuwait Energy Co., Sr. Unsecd. Note, Series REGS, 9.500%, 8/04/2019	458,250
		TOTAL	1,153,235
		TOTAL CORPORATE BONDS (IDENTIFIED COST $117,729,732)	115,788,102
		FOREIGN GOVERNMENTS/AGENCIES—5.4%
		Banking—0.2%
1,365,000		African Export-Import Bank, Series EMTN, 5.750%, 07/27/2016	1,416,187
		Sovereign—5.2%
300,000	[1,2]	Armenia, Government of, Sr. Unsecd. Note, Series 144A, 6.000%, 09/30/2020	291,000
400,000	[1,2]	Bahrain, Government of, Series 144A, 6.125%, 08/01/2023	439,500
450,000		Bahrain, Government of, Series REGS, 5.500%, 03/31/2020	481,500
610,000	[1,2]	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 6.000%, 9/19/2044	577,975
2,500,000		Brazil, Government of, 5.875%, 01/15/2019	2,787,500
250,000		Chile, Government of, 3.625%, 10/30/2042	226,875
300,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 07/12/2021	317,250
800,000	[1,2]	Croatia, Government of, Series 144A, 6.000%, 01/26/2024	862,000
1,200,000		Croatia, Government of, Series REGS, 6.000%, 01/26/2024	1,293,000
700,000		Croatia, Government of, Sr. Unsecd. Note, Series REGS, 6.250%, 04/27/2017	742,469
Annual Shareholder Report

Principal Amount or Shares			Value
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$250,000	[1,2]	Dominican Republic, Government of, Series 144A, 5.875%, 04/18/2024	$255,000
500,000		Dubai, Government of, Series EMTN, 5.250%, 01/30/2043	458,750
1,060,000		Egypt, Government of, Note, Series REGS, 6.875%, 04/30/2040	1,089,150
205,000		El Salvador, Government , Sr. Unsecd. Note, Series REGS, 5.875%, 01/30/2025	199,363
855,000	[1,2]	El Salvador, Government of, Series 144A, 6.375%, 01/18/2027	857,137
470,000	[1,2]	Federal Rep of Ethiopia, Series 144A, 6.625%, 12/11/2024	458,250
156,000		Hungary, Government of, 4.125%, 02/19/2018	161,784
350,000		Hungary, Government of, 5.750%, 11/22/2023	387,625
1,766,000		Hungary, Government of, 6.375%, 3/29/2021	2,018,761
335,000		Hungary, Government of, Unsecd. Note, 6.250%, 01/29/2020	376,456
480,000	[1,2]	Indonesia, Government of, Series 144A, 3.375%, 04/15/2023	453,600
800,000		Indonesia, Government of, Series REGS, 5.375%, 10/17/2023	872,000
800,000		Indonesia, Government of, Series REGS, 5.875%, 03/13/2020	886,000
1,000,000	[1,2]	Indonesia, Government of, Unsecd. Note, Series 144A, 4.350%, 09/10/2024	1,002,500
400,000	[1,2]	Kenya, Government of, Series 144A, 5.875%, 06/24/2019	405,000
1,455,000	[1,2]	Kenya, Government of, Series 144A, 6.875%, 06/24/2024	1,524,113
300,000	[1,2]	Kingdom of Morocco, Series 144A, 4.250%, 12/11/2022	303,750
630,000		Mexico, Government of, Sr. Unsecd. Note, Series EMTN, 5.950%, 03/19/2019	712,845
200,000	[1,2]	Mongolia International B, Series 144A, 4.125%, 01/05/2018	184,000
200,000	[1,2]	Pakistan, Government of, Series 144A, 7.250%, 04/15/2019	202,900
400,000	[1,2]	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/03/2019	396,000
500,000	[1,2]	Paraguay, Government of, Series 144A, 6.100%, 08/11/2044	532,500
450,000		Peru, Government of, Bond, 7.350%, 07/21/2025	597,375
600,000		Philippines, Government of, 6.375%, 01/15/2032	786,000
350,000		Philippines, Government of, Sr. Unsecd. Note, 6.375%, 10/23/2034	469,000
200,000		Qatar, Govenrment of, Series REGS, 3.125%, 01/20/2017	208,000
200,000		Republic of Ghana, Series REGS, 7.875%, 08/07/2023	185,000
745,000		Republic of Ghana, Unsecd. Note, Series REGS, 8.500%, 10/04/2017	743,406
600,000	[1,2]	Republic of Ivory Coast, Series 144A, 5.375%, 07/23/2024	573,120
600,000		Republic of Poland, Sr. Unsecd. Note, 6.375%, 07/15/2019	702,000
90,000	[1,2]	Romania, Government of, Series 144A, 4.875%, 01/22/2024	98,100
300,000	[1,2]	Serbia, Government of, Series 144A, 5.875%, 12/03/2018	312,750
600,000	[1,2]	Serbia, Government of, Series 144A, 7.250%, 09/28/2021	672,048
300,000	[1,2]	Sri Lanka, Government of, Series 144A, 6.000%, 01/14/2019	312,000
400,000	[1,2]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 6.250%, 10/04/2020	416,500
1,700,000		Turkey, Government of, 7.000%, 09/26/2016	1,840,250
1,150,000		Turkey, Government of, Note, 7.375%, 2/05/2025	1,431,037
500,000		United Mexican States, Note, 5.125%, 01/15/2020	551,250
1,000,000		United Mexican States, Sr. Unsecd. Note, 3.625%, 03/15/2022	1,021,500
2,650,000		Venezuela, Government of, Series REGS, 7.000%, 03/31/2038	1,083,850
		TOTAL	33,759,739
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $35,009,427)	35,175,926
		MORTGAGE-BACKED SECURITIES—3.3%
		Federal Home Loan Mortgage Corporation—1.5%
685,439		Federal Home Loan Mortgage Corp. Pool A95704, 3.500%, 30 Year, 12/01/2040	715,074
691,643		Federal Home Loan Mortgage Corp. Pool G08554, 3.500%, 30 Year, 10/01/2043	720,032
1,992,923		Federal Home Loan Mortgage Corp. Pool G08563, 4.000%, 30 Year, 01/01/2044	2,125,710
1,514,134		Federal Home Loan Mortgage Corp. Pool G08567, 4.000%, 30 Year, 01/01/2044	1,615,019
2,000,000		Federal Home Loan Mortgage Corp. Pool G08608, 3.000%, 30 Year, 09/01/2044	2,023,153
Annual Shareholder Report

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal Home Loan Mortgage Corporation—continued
$17,016		Federal Home Loan Mortgage Corp. Pool J07260, 4.500%, 15 Year, 03/01/2023	$18,319
1,306,517		Federal Home Loan Mortgage Corp. Pool Q19607, 4.000%, 30 Year, 07/01/2043	1,393,570
318,415		Federal Home Loan Mortgage Corp. Pool Q20332, 3.500%, 30 Year, 07/01/2043	331,584
574,303		Federal Home Loan Mortgage Corp. Pool Q21934, 4.000%, 30 Year, 09/01/2043	612,569
		TOTAL	9,555,030
		Federal National Mortgage Association—1.8%
496,220		Federal National Mortgage Association Pool AB9557, 3.000%, 30 Year, 06/01/2043	502,817
1,689,809		Federal National Mortgage Association Pool AH2899, 4.500%, 30 Year, 01/01/2041	1,852,979
76,824		Federal National Mortgage Association Pool AO8829, 3.500%, 30 Year, 07/01/2042	80,248
933,745		Federal National Mortgage Association Pool AP0456, 2.500%, 15 Year, 07/01/2027	954,171
430,972		Federal National Mortgage Association Pool AQ2962, 2.500%, 15 Year, 12/01/2027	440,399
1,937,395		Federal National Mortgage Association Pool AS2979, 3.000%, 15 Year, 08/01/2029	2,018,675
1,830,066		Federal National Mortgage Association Pool AW2446, 3.500%, 30 Year, 05/01/2044	1,910,489
1,974,819		Federal National Mortgage Association Pool AX0833, 3.500%, 30 Year, 09/01/2044	2,063,146
995,622		Federal National Mortgage Association Pool AX6463, 3.000%, 15 Year, 12/01/2029	1,036,303
942,660		Federal National Mortgage Association Pool MA1964, 3.500%, 15 Year, 07/01/2029	997,379
		TOTAL	11,856,606
		Government National Mortgage Association—0.0%
15,927		Government National Mortgage Association Pool 2796, 7.000%, 08/20/2029	18,632
8,244		Government National Mortgage Association Pool 3040, 7.000%, 02/20/2031	9,658
22,012		Government National Mortgage Association Pool 3188, 6.500%, 01/20/2032	25,503
31,161		Government National Mortgage Association Pool 3239, 6.500%, 05/20/2032	36,152
		TOTAL	89,945
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $21,221,788)	21,501,581
		U.S. TREASURY—0.1%
632,130	[4]	U.S. Treasury Inflation-Protected Note, Series D-2021, 0.625%, 07/15/2021 (IDENTIFIED COST $693,041)	642,106
		INVESTMENT COMPANY—26.2%
24,725,686	[5]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $169,358,341)	170,854,488
		REPURCHASE AGREEMENT—5.4%
35,228,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 01/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729. (AT COST)	35,228,000
		TOTAL INVESTMENTS—98.6% (IDENTIFIED COST $629,927,844)[6]	642,830,664
		OTHER ASSETS AND LIABILITIES - NET—1.4%[7]	9,179,908
		TOTAL NET ASSETS—100%	$652,010,572
Annual Shareholder Report

At December 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
3S&P 500 Long Futures	134	$68,755,400	March 2015	$(33,840)
[3]United States Treasury Note 2-Year Long Futures	120	$26,231,250	March 2015	$(26,520)
[3]United States Treasury Note 10-Year Long Futures	105	$13,313,672	March 2015	$43,916
[3]United States Treasury Bond Long Short Futures	46	$6,649,875	March 2015	$(198,838)
[3]United States Treasury Bond Ultra Short Futures	85	$14,040,938	March 2015	$(688,824)
[3]United States Treasury Note 5-Year Short Futures	338	$40,198,235	March 2015	$(10,102)
[3]United States Treasury Note 10-Year Short Futures	186	$23,584,219	March 2015	$(138,920)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,053,128)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $83,504,948, which represented 12.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $83,504,948, which represented 12.8% of total net assets.
3	Non-income-producing security.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
5	Affiliated holding.
6	The cost of investments for federal tax purposes amounts to $631,701,324.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$98,677,471	$—	$—	$98,677,471
International	50,851,714	1,295,031	—	52,146,745
Preferred Stocks
Domestic	44,149,530	55,299,146	—	99,448,676
International	—	2,646,987	—	2,646,987
Debt Securities:
Adjustable Rate Mortgage	—	17,915	—	17,915
Asset-Backed Security	—	226,104	—	226,104
Collateralized Mortgage Obligations	—	9,419,336	—	9,419,336
Commercial Mortgage-Backed Security	—	1,057,227	—	1,057,227
Corporate Bonds	—	115,788,102	—	115,788,102
Foreign Governments/Agencies	—	35,175,926	—	35,175,926
Mortgage-Backed Securities	—	21,501,581	—	21,501,581
U.S. Treasury	—	642,106	—	642,106
Investment Company	170,854,488	—	—	170,854,488
Repurchase Agreement	—	35,228,000	—	35,228,000
TOTAL SECURITIES	$364,533,203	$278,297,461	$—	$642,830,664
OTHER FINANCIAL INSTRUMENTS*	$(1,053,128)	$—	$—	$(1,053,128)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
MTN	—Medium Term Note
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.30	$9.56	$9.22	$9.15	$8.67
Income From Investment Operations:
Net investment income[1]	0.54	0.50	0.44	0.43	0.39
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(0.12)	1.54	0.77	0.00[2]	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.42	2.04	1.21	0.43	1.00
Less Distributions:
Distributions from net investment income	(0.38)	(0.30)	(0.29)	(0.36)	(0.52)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.80)	—	(0.58)	—	—
TOTAL DISTRIBUTIONS	(1.18)	(0.30)	(0.87)	(0.36)	(0.52)
Net Asset Value, End of Period	$10.54	$11.30	$9.56	$9.22	$9.15
Total Return[3]	4.01%	21.74%	13.55%	4.77%	12.08%
Ratios to Average Net Assets:
Net expenses	0.76%	0.82%	0.82%	1.02%[4]	1.13%[4]
Net investment income	4.99%	4.80%	4.75%	4.74%	4.50%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.16%	0.16%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$652,011	$451,067	$235,409	$122,494	$54,450
Portfolio turnover	54%	52%	27%	114%	96%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	54%	52%	27%	113%	96%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.02% and 1.11% for the years ended December 31, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value including $170,854,488 of investment in an affiliated holding (Note 5) (identified cost $629,927,844)		$642,830,664
Cash		1,093,165
Cash denominated in foreign currencies (identified cost $954,537)		914,466
Restricted cash (Note 2)		3,737,780
Income receivable		3,378,172
Receivable for shares sold		2,675,863
TOTAL ASSETS		654,630,110
Liabilities:
Payable for investments purchased	$1,080,229
Payable for shares redeemed	500,398
Payable for daily variation margin	966,237
Accrued expenses (Note 5)	72,674
TOTAL LIABILITIES		2,619,538
Net assets for 61,887,741 shares outstanding		$652,010,572
Net Assets Consist of:
Paid-in capital		$612,056,154
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		11,809,487
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(245,412)
Undistributed net investment income		28,390,343
TOTAL NET ASSETS		$652,010,572
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$652,010,572 ÷ 61,887,741 shares outstanding, no par value, unlimited shares authorized		$10.54
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Dividends (including $6,687,387 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $396,547)		$24,248,981
Interest		7,891,446
TOTAL INCOME		32,140,427
Expenses:
Investment adviser fee (Note 5)	$4,189,068
Administrative fee (Note 5)	561,786
Custodian fees	57,919
Transfer agent fee	49,071
Directors'/Trustees' fees (Note 5)	4,120
Auditing fees	29,500
Legal fees	17,733
Portfolio accounting fees	160,364
Printing and postage	16,675
Miscellaneous (Note 5)	10,669
TOTAL EXPENSES	5,096,905
Reimbursement of investment adviser fee (Note 5)	(833,165)
Net expenses		4,263,740
Net investment income		27,876,687
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $121,610 on sales of investments in an affiliated holding (Note 5)) and foreign currency transactions		(1,650,866)
Net realized gain on futures contracts		13,933,890
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(15,723,979)
Net change in unrealized appreciation of futures contracts		(6,919,017)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions		(10,359,972)
Change in net assets resulting from operations		$17,516,715
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,876,687	$15,891,871
Net realized gain on investments, futures contracts and foreign currency transactions	12,283,024	30,725,134
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(22,642,996)	19,826,536
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,516,715	66,443,541
Distributions to Shareholders:
Distributions from net investment income	(16,297,881)	(8,231,272)
Distributions from net realized gain on investments	(34,307,764)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(50,605,645)	(8,231,272)
Share Transactions:
Proceeds from sale of shares	262,897,715	210,993,255
Net asset value of shares issued to shareholders in payment of distributions declared	50,605,645	8,231,272
Cost of shares redeemed	(79,470,869)	(61,778,711)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	234,032,491	157,445,816
Change in net assets	200,943,561	215,658,085
Net Assets:
Beginning of period	451,067,011	235,408,926
End of period (including undistributed net investment income of $28,390,343 and $16,210,603, respectively)	$652,010,572	$451,067,011
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Due to changes in the Commodity Futures Trading Commission's interpretation of the Commodity Exchange Act, Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) each became registered as a “commodity pool operator” with respect to operation of the Fund. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Co-Advisers and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $270,311,103 and $59,038,054, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,159 and $902, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to increase yield and income and to manage currency and individual security risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

At December 31, 2014, the Fund had no outstanding written option contracts.
The average market value of purchased put options held by the Fund throughout the period was $535. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$1,053,128*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Purchased Option Contracts	Total
Interest rate contracts	$(3,403,570)	$—	$—	$(3,403,570)
Equity contracts	17,337,460	—	121,284	17,458,744
Foreign exchange contracts	—	2,373	—	2,373
TOTAL	$13,933,890	$2,373	$121,284	$14,057,547

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(1,124,354)	$—	$(1,124,354)
Equity contracts	(5,794,663)	—	(5,794,663)
Foreign exchange contracts	—	(1,566)	(1,566)
TOTAL	$(6,919,017)	$(1,566)	$(6,920,583)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year End December 31	2014	2013
Shares sold	24,348,355	20,421,198
Shares issued to shareholders in payment of distributions declared	4,966,207	827,263
Shares redeemed	(7,353,587)	(5,947,464)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	21,960,975	15,300,997
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and litigation payments.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(13)	$600,934	$(600,921)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$27,561,268	$8,231,272
Long-term capital gains	$23,044,377	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$28,590,345
Undistributed long-term capital gains	$3,066,670
Net unrealized appreciation	$11,089,135
Capital loss carryforwards	$(2,791,732)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, equity linked notes and discount accretion/premium amortization on debt securities.
At December 31, 2014, the cost of investments for federal tax purposes was $631,701,324. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/ depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) futures contracts was $11,129,340. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $26,899,621 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,770,281.
At December 31, 2014, the Fund had a capital loss carryforward of $2,791,732 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010 is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010 retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$1,610,350	NA	$1,610,350
2017	$1,181,382	NA	$1,181,382
As a result of the tax-free transfer of assets from Federated Equity Income Fund II, the use of certain capital loss carryforwards listed above may be limited.
The Fund used capital loss carryforwards of $2,299,410 to offset capital gains realized during the year ended December 31, 2014.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. Prior to August 14, 2014, Federated Equity Management Company of Pennsylvania acted as the sole Adviser to the Fund, with Federated Investment Management Company acting as Sub-Adviser. For the year ended December 31, 2014, Federated Investment Management Company earned a fee of $435,993 as Sub-Adviser. The fee was paid by Federated Equity Management Company of Pennsylvania out of its resources and is not an incremental Fund expense.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The Fund agreed to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodity Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.101% of average daily net assets of the Fund.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.83% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing this arrangement prior to the Termination Date, this arrangement may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $17,992,890 and $1,536,649, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2014, the Co-Advisers reimbursed $833,165. Transactions involving the affiliated holding during the year ended December 31, 2014, were as follows:
Federated High Income Bond Fund II, Primary Shares
Balance of Shares Held 12/31/2013	15,649,980
Purchases/Additions	9,614,572
Sales/Reductions	(538,866)
Balance of Shares Held 12/31/2014	24,725,686
Value	$170,854,488
Dividend Income	$6,687,387
Annual Shareholder Report

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in Federated High Income Bond Fund II (IFHIBF), a portfolio of Federated Insurance Series, which is managed by Federated Investment Management Company, the Fund's Co-Adviser. The investment objective of IFHIBF is to achieve high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds. Income distributions from IFHIBF are declared and paid annually, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from IFHIBF are declared and paid annually, and are recorded by the Fund as capital gains.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$463,349,131
Sales	$256,749,264
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At December 31, 2014, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
United States	39.1%
Canada	3.5%
United Kingdom	3.2%
Mexico	2.3%
Brazil	1.9%
Russia	1.4%
Turkey	1.4%
Netherlands	1.2%
Other[1]	13.0%
1	Countries representing less than 1.0% have been aggregated under the designation “Other”.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2014, the amount of long-term capital gains designated by the Fund was $23,044,377.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2014, 17.8% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE federated INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED VOLATILITY FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Volatility Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent, custodian, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Volatility Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five -year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual	$1,000	$955.60	$3.75
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87
1	Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Managed Volatility Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the
Annual Shareholder Report

Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Subsequent to approval of advisory fees at its May 2014 meeting, the Board, at its August 2014 meeting, approved an amended contract under which three Federated entities, including the Fund's existing Adviser and sub-adviser, serve as co-advisers to the Fund. With respect to the amended contract, the Board considered that total advisory fees would remain the same under the amended contracts and substantive responsibilities and obligations of the co-advisers, collectively, with respect to the Fund would not change. The Board also noted that it would receive information regarding services provided by each co-adviser and the share of fees received for such services in connection with the annual renewal of the amended contract.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Notes
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
G00845-01 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Share Class
Primary
Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 2.69% for the Primary Shares and 2.42% for the Service Shares. The total return of the Fund's Primary Shares consisted of 6.05% current income and -3.36% of depreciation in the net asset value of the Fund's shares. The total return of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI),1 a broad-based securities market index, was 2.46% during the same period. The total return of the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA),2 a peer group for the Fund, was 1.59% during the same period. The Fund's and LVHCYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BHY2%ICI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BHY2%ICI were: (1) the allocation among industries, and (2) the selection of individual securities.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The total return for the high-yield market3 for the 12 month reporting period was modest on an absolute basis and disappointing on a relative basis. For example, the BHY2%ICI returned 2.46%, underperforming the Barclays U.S. Aggregate Bond Index,4 a measure of high quality bond performance, which returned 5.97% for the period. The main factor negatively impacting the high-yield market during the period was the roughly 42% decline in the price of oil and its impact on the performance of the Energy sector in the BHY2%ICI. At the beginning of the period, the Energy component broadly defined made up 14.27% of the BHY2%ICI divided into four subsectors: Independents (7.58%), Oil Field Services (2.36%), Refining (0.42%) and Midstream (3.91%). The two subsectors of the total Energy sector most directly impacted by the fall in the price of oil were Independents and Oil Field Services, which generated total returns of -12.01% and -16.08%, respectively, for the reporting period. The oil price decline was so dominant that it offset factors that would have normally resulted in very strong performance for high-yield securities–strong economic growth, surging stock prices, strong employment growth and rising consumer confidence to name a few. The impact of the Energy sector on the overall market is illustrated by the increase in credit spreads between the Credit Suisse High Yield Bond Index5 and Treasury securities with comparable maturities, which widened from 436 basis points on December 31, 2013, to 564 basis points on December 31, 2014.6
Within the high-yield market, major industry sectors that substantially outperformed the overall BHY2%ICI included: Wireline Telecommunications, Midstream, Electric Utilities, Cable/Satellites and Pharmaceuticals. Major industry sectors that substantially underperformed the overall BHY2%ICI included: Energy, Gaming, Metals & Mining, Chemicals and Consumer Products. From a credit quality perspective, the higher quality “BB”-rated sector led the way with a return of 5.37% followed by the “B”-rated and “CCC”-rated sectors which returned 1.48% and -1.11%, respectively.
Sector Allocation
Relative to the BHY2%ICI, the Fund was positively affected by its underweight to the poor-performing Energy and Metals & Mining industry sectors. The Fund was also positively impacted by its overweight to the outperforming Food & Beverage, Healthcare, Media/Entertainment, Packaging and Technology sectors relative to the BHY2%ICI. The Fund was negatively impacted by its underweight in the strong-performing Electric Utility, Pharmaceuticals, Home Construction, Financial Institutions and Wireline Communication sectors relative to the BHY2%ICI.
Security Selection
The Fund was positively impacted by strong security selection in the Gaming, Metals & Mining, Industrial–Other and Services industry sectors relative to the BHY2%ICI. Specific Fund holdings that substantially outperformed the BHY2%ICI included: Nuveen Investments, Kinder Morgan, Athlon Holdings, Flextronics and B/E Aerospace. Specific Fund holdings that substantially underperformed the BHY2%ICI included Gymboree Corp., Sandridge Energy, Exide Technologies, Energy XXI Gulf Coast and W & T Offshore.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHCYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is unmanaged, and it is not possible to invest directly in an index.
5	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults. The index is unmanaged, and it is not possible to invest directly in an index.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2004 to December 31, 2014, compared to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)2 and the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Primary Shares	2.69%	8.74%	7.30%
Service Shares	2.42%	8.44%	7.02%
BHY2%ICI	2.46%	8.98%	7.73%
LVHCYFA	1.59%	7.91%	6.47%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BHY2%ICI and the LVHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2014, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Technology	12.4%
Health Care	8.9%
Media Entertainment	6.7%
Cable Satellite	6.0%
Packaging	5.9%
Independent Energy	5.8%
Automotive	4.9%
Midstream	4.9%
Food & Beverage	3.9%
Financial Institutions	3.7%
Wireless Communications	3.6%
Retailers	3.5%
Other[2]	26.9%
Cash Equivalents[3]	1.4%
Other Assets and Liabilities—Net[4]	1.5%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI). Individual portfolio securities that are not included in the BHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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3

Portfolio of Investments
December 31, 2014
Principal Amount or Shares			Value
		CORPORATE BONDS—97.0%
		Aerospace/Defense—0.9%
$750,000	[1,2]	KLX, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 12/1/2022	$759,375
525,000		TransDigm, Inc., 5.50%, 10/15/2020	515,813
500,000		TransDigm, Inc., 7.50%, 7/15/2021	535,000
825,000		TransDigm, Inc., Sr. Sub. Note, 6.00%, 7/15/2022	827,062
400,000		TransDigm, Inc., Sr. Sub. Note, 6.50%, 7/15/2024	404,000
		TOTAL	3,041,250
		Automotive—4.8%
1,275,000		Affinia Group, Inc., Sr. Unsecd. Note, 7.75%, 5/1/2021	1,319,625
875,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 6.625%, 10/15/2022	931,875
475,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 7.75%, 11/15/2019	534,375
250,000		American Axle & Manufacturing Holdings, Inc., Sr. Unsecd. Note, 5.125%, 2/15/2019	256,250
275,000		American Axle & Manufacturing Holdings, Inc., Sr. Unsecd. Note, 6.25%, 3/15/2021	290,125
250,000	[3,4]	Exide Technologies, Sr. Secd. Note, 8.625%, 2/1/2018	13,438
1,500,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	1,507,500
100,000		General Motors Financial Company, Inc., 4.25%, 5/15/2023	102,239
250,000		General Motors Financial Company, Inc., 4.375%, 9/25/2021	261,250
900,000	[1,2]	International Automotive Components, Sr. Secd. Note, Series 144A, 9.125%, 6/1/2018	945,000
800,000	[1,2]	J.B. Poindexter, Inc., Series 144A, 9.00%, 4/1/2022	868,000
300,000	[1,2]	Jaguar Land Rover PLC, Series 144A, 5.625%, 2/1/2023	316,875
825,000		Lear Corp., 4.75%, 1/15/2023	827,062
625,000		Lear Corp., 5.25%, 1/15/2025	635,938
250,000		Lear Corp., 5.375%, 3/15/2024	256,875
1,275,000	[1,2]	MPG Holdco I, Inc., Series 144A, 7.375%, 10/15/2022	1,319,625
350,000	[1,2]	Schaeffler AG, Series 144A, 4.25%, 5/15/2021	343,000
400,000	[1,2]	Schaeffler AG, Series 144A, 4.75%, 5/15/2021	402,000
650,000	[1,2]	Schaeffler AG, Series 144A, 6.75%, 11/15/2022	682,500
900,000	[1,2]	Schaeffler AG, Series 144A, 6.875%, 8/15/2018	942,750
1,075,000	[1,2]	Stackpole International, Sr. Secd. Note, Series 144A, 7.75%, 10/15/2021	1,080,375
725,000		Tenneco, Inc., Company Guarantee, 6.875%, 12/15/2020	770,312
550,000		Tenneco, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2024	566,500
1,525,000		UCI International, Inc., Company Guarantee, 8.625%, 2/15/2019	1,464,000
		TOTAL	16,637,489
		Building Materials—2.5%
450,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 5.75%, 10/1/2021	478,125
1,075,000	[1,2]	American Builders & Contractors Supply Co., Inc., Series 144A, 5.625%, 4/15/2021	1,083,062
575,000		Anixter International, Inc., 5.125%, 10/1/2021	577,875
450,000		Anixter International, Inc., 5.625%, 5/1/2019	477,000
725,000	[1,2]	CPG International, Inc., Series 144A, 8.00%, 10/1/2021	743,125
250,000	[1,2]	HD Supply, Inc., Series 144A, 5.25%, 12/15/2021	255,000
800,000	[1,2]	Masonite International Corp., Sr. Note, Series 144A, 8.25%, 4/15/2021	858,000
400,000		Nortek, Inc., Sr. Unsecd. Note, 10.00%, 12/1/2018	421,000
1,400,000		Nortek, Inc., Sr. Unsecd. Note, 8.50%, 4/15/2021	1,505,000
650,000	[1,2]	RSI Home Products Incorporated, Series 144A, 6.875%, 3/1/2018	682,500
700,000	[1,2]	Rexel, Inc., Sr. Note, Series 144A, 5.25%, 6/15/2020	708,750
625,000	[1,2]	Roofing Supply Group, Series 144A, 10.00%, 6/1/2020	626,188
Annual Shareholder Report
4

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Building Materials—continued
$350,000	[1,2]	USG Corp., Sr. Note, Series 144A, 5.875%, 11/1/2021	$355,250
		TOTAL	8,770,875
		Cable Satellite—6.0%
600,000		CCO Holdings LLC/Cap Corp., 5.75%, 9/1/2023	609,750
1,000,000		CCOH Safari LLC, Sr. Unsecd. Note, 5.50%, 12/1/2022	1,017,500
600,000		CCOH Safari LLC, Sr. Unsecd. Note, 5.75%, 12/1/2024	608,250
450,000	[1,2]	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	438,750
1,225,000	[1,2]	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	1,194,375
350,000	[1,2]	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 6.375%, 9/15/2020	364,000
625,000		Charter Communications Holdings II, 5.125%, 2/15/2023	613,281
575,000		Charter Communications Holdings II, 5.75%, 1/15/2024	582,187
225,000		Charter Communications Holdings II, 6.625%, 1/31/2022	239,906
2,050,000		DISH DBS Corp., 5.875%, 7/15/2022	2,106,375
450,000	[1,2]	DISH DBS Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 11/15/2024	453,375
650,000	[1,2]	Inmarsat Finance PLC, Series 144A, 4.875%, 5/15/2022	645,125
675,000		Intelsat (Luxembourg) S. A., 7.75%, 6/1/2021	679,219
775,000		Intelsat (Luxembourg) S. A., Sr. Unsecd. Note, 8.125%, 6/1/2023	794,375
1,150,000		Intelsat Jackson Holdings S.A., 6.625%, 12/15/2022	1,187,375
1,800,000		Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.50%, 8/1/2023	1,795,770
200,000	[1,2]	Numericable Group SA, Series 144A, 4.875%, 5/15/2019	199,000
1,125,000	[1,2]	Numericable Group SA, Series 144A, 6.00%, 5/15/2022	1,132,594
425,000	[1,2]	Numericable Group SA, Series 144A, 6.25%, 5/15/2024	428,719
150,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 4.25%, 5/15/2020	148,125
1,425,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 4.625%, 5/15/2023	1,339,500
800,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 5.875%, 10/1/2020	826,000
400,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 6.00%, 7/15/2024	411,000
550,000	[1,2]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Series 144A, 5.00%, 1/15/2025	552,750
950,000	[1,2]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Series 144A, 5.50%, 1/15/2023	997,500
275,000	[1,2]	Unitymedia KabelBW Gmbh, Series 144A, 6.125%, 1/15/2025	284,625
900,000	[1,2]	Virgin Media Secured Finance PLC, Series 144A, 6.375%, 4/15/2023	947,250
		TOTAL	20,596,676
		Chemicals—2.3%
850,000		Ashland, Inc., 4.75%, 8/15/2022	854,250
325,000		Celanese US Holdings LLC, 4.625%, 11/15/2022	323,375
675,000	[1,2]	Compass Minerals International, Inc., Series 144A, 4.875%, 7/15/2024	658,125
1,150,000	[1,2]	Dupont Performance Coatings, Series 144A, 7.375%, 5/1/2021	1,224,750
600,000		Eagle Spinco, Inc., Sr. Unsecd. Note, 4.625%, 2/15/2021	570,750
525,000	[1,2]	Eco Services Operations LLC, Sr. Unsecd. Note, Series 144A, 8.50%, 11/1/2022	535,500
100,000		Georgia Gulf Corp., 4.875%, 5/15/2023	94,750
625,000		Hexion U.S. Finance Corp., 6.625%, 4/15/2020	615,625
775,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 8.875%, 2/1/2018	691,687
700,000		Huntsman International LLC, Sr. Unsecd. Note, 4.875%, 11/15/2020	698,250
725,000	[1,2]	Huntsman International LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 11/15/2022	715,937
360,000		Omnova Solutions, Inc., Company Guarantee, 7.875%, 11/1/2018	364,500
250,000	[1,2]	WR Grace & Co.- Conn., Sr. Unsecd. Note, Series 144A, 5.125%, 10/1/2021	256,875
250,000	[1,2]	WR Grace & Co.- Conn., Sr. Unsecd. Note, Series 144A, 5.625%, 10/1/2024	261,563
		TOTAL	7,865,937
		Construction Machinery—0.8%
1,100,000	[1,2]	Jurassic Holdings III, Series 144A, 6.875%, 2/15/2021	1,028,500
Annual Shareholder Report
5

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Construction Machinery—continued
$175,000		United Rentals, Inc., 5.75%, 11/15/2024	$180,688
1,150,000		United Rentals, Inc., Sr. Sub. Note, 8.375%, 9/15/2020	1,239,125
175,000		United Rentals, Inc., Sr. Unsecd. Note, 6.125%, 6/15/2023	184,625
		TOTAL	2,632,938
		Consumer Cyclical Services—1.8%
650,000	[1,2]	Garda World Security Corp., Series 144A, 7.25%, 11/15/2021	646,750
825,000	[1,2]	Garda World Security Corp., Series 144A, 7.25%, 11/15/2021	820,875
1,450,000	[1,2]	Hearthside Group Holdings LLC, Series 144A, 6.50%, 5/1/2022	1,421,000
950,000	[1,2]	IHS, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 11/1/2022	945,250
1,184,000		ServiceMaster Co., 7.00%, 8/15/2020	1,231,360
275,000		ServiceMaster Co., Sr. Unsecd. Note, 7.10%, 3/1/2018	281,875
250,000		ServiceMaster Co., Sr. Unsecd. Note, 7.45%, 8/15/2027	240,000
650,000		ServiceMaster Co., Sr. Unsecd. Note, 8.00%, 2/15/2020	687,375
		TOTAL	6,274,485
		Consumer Products—2.8%
1,875,000	[1,2]	AOT Bedding Super Holdings LLC, Series 144A, 8.125%, 10/1/2020	1,992,187
825,000		FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/2020	746,625
900,000	[1,2]	First Quality Finance Co., Inc., Series 144A, 4.625%, 5/15/2021	828,000
875,000		Party City Holdings, Inc., Sr. Note, 8.875%, 8/1/2020	938,438
1,550,000		Party City Holdings, Inc., Sr. Unsecd. Note, 8.75%, 8/15/2019	1,565,500
225,000		Prestige Brands Holdings, Inc., 8.125%, 2/1/2020	240,750
1,075,000	[1,2]	Prestige Brands Holdings, Inc., Series 144A, 5.375%, 12/15/2021	1,061,563
300,000	[1,2]	Spectrum Brands, Inc., Series 144A, 6.125%, 12/15/2024	306,000
1,125,000		Spectrum Brands, Inc., Sr. Unsecd. Note, 6.75%, 3/15/2020	1,178,437
775,000		Springs Industries, Inc., 6.25%, 6/1/2021	775,000
		TOTAL	9,632,500
		Diversified Manufacturing—1.8%
425,000	[1,2]	Apex Tool Group, Sr. Unsecd. Note, Series 144A, 7.00%, 2/1/2021	365,500
300,000		Dynacast International LLC, 9.25%, 7/15/2019	323,250
1,225,000	[1,2]	Gardner Denver, Inc., Series 144A, 6.875%, 8/15/2021	1,182,125
1,350,000	[1,2]	Gates Global LLC, Series 144A, 6.00%, 7/15/2022	1,299,645
1,150,000	[1,2]	Hamilton Sundstrand Corp., Series 144A, 7.75%, 12/15/2020	1,092,500
250,000	[1,2]	Milacron LLC, Series 144A, 7.75%, 2/15/2021	256,250
240,000	[1,2]	Milacron LLC, Series 144A, 8.375%, 5/15/2019	255,600
1,100,000		WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	1,115,125
225,000	[1,2]	Waterjet Holdings, Inc., Series 144A, 7.625%, 2/1/2020	232,312
		TOTAL	6,122,307
		Financial Institutions—3.7%
800,000	[1,2]	Aercap Ireland Capital Ltd/AerCap Global Aviation Trust, Series 144A, 4.50%, 5/15/2021	811,000
200,000	[1,2]	Aercap Ireland Capital Ltd/AerCap Global Aviation Trust, Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2021	207,500
1,300,000		Ally Financial, Inc., Sr. Unsecd. Note, 3.75%, 11/18/2019	1,283,750
625,000		Ally Financial, Inc., Sr. Unsecd. Note, 5.125%, 9/30/2024	635,937
402,000		Ally Financial, Inc., Sr. Unsecd. Note, 8.00%, 3/15/2020	475,365
475,000	[1,2]	CIT Group Holdings, Inc., Sr. 2nd Priority Note, Series 144A, 6.625%, 4/1/2018	517,156
550,000		CIT Group Holdings, Inc., Sr. Note, 4.25%, 8/15/2017	562,375
750,000		CIT Group Holdings, Inc., Sr. Unsecd. Note, 5.00%, 8/1/2023	772,500
850,000		CIT Group Holdings, Inc., Sr. Unsecd. Note, 5.25%, 3/15/2018	888,250
150,000		CIT Group Holdings, Inc., Sr. Unsecd. Note, 5.375%, 5/15/2020	159,098
1,375,000	[1,2]	Hockey Merger Sub 2, Inc., Sr. Unsecd. Note, Series 144A, 7.875%, 10/1/2021	1,371,562
Annual Shareholder Report
6

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institutions—continued
$750,000	[1,2]	Hub Holdings LLC/Hub Hol, Sr. Unsecd. Note, Series 144A, 8.125%, 7/15/2019	$746,250
1,050,000		International Lease Finance Corp., 4.625%, 4/15/2021	1,070,344
1,600,000		International Lease Finance Corp., 5.875%, 8/15/2022	1,740,000
150,000		International Lease Finance Corp., Sr. Unsecd. Note, 5.75%, 5/15/2016	155,906
575,000	[1,2]	Neuberger Berman, Inc., Series 144A, 5.875%, 3/15/2022	608,063
725,000	[1,2]	Onex York Acquisition Corp., Series 144A, 8.50%, 10/1/2022	727,719
		TOTAL	12,732,775
		Food & Beverage—3.9%
1,725,000	[1,2]	Anna Merger Sub, Inc., Series 144A, 7.75%, 10/1/2022	1,750,875
1,575,000		Aramark Corp., Sr. Unsecd. Note, 5.75%, 3/15/2020	1,634,062
725,000		B&G Foods, Inc., Sr. Note, 4.625%, 6/1/2021	710,391
1,815,000		Del Monte Foods Co., Sr. Unsecd. Note, 7.625%, 2/15/2019	1,787,775
2,125,000		H.J. Heinz Co., 4.25%, 10/15/2020	2,151,562
1,625,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.875%, 5/1/2021	1,588,438
575,000	[1,2]	Shearer's Foods, Inc., Sr. Secd. Note, Series 144A, 9.00%, 11/1/2019	629,625
1,025,000		Smithfield Foods, Inc., 6.625%, 8/15/2022	1,076,250
350,000	[1,2]	Smithfield Foods, Inc., Sr. Note, Series 144A, 5.25%, 8/1/2018	357,000
75,000	[1,2]	Smithfield Foods, Inc., Sr. Note, Series 144A, 5.875%, 8/1/2021	76,688
100,000		TreeHouse Foods, Inc., 4.875%, 3/15/2022	101,500
1,275,000		U.S. Foodservice, Inc., Sr. Unsecd. Note, 8.50%, 6/30/2019	1,352,775
200,000		WhiteWave Foods Co., 5.375%, 10/1/2022	206,500
		TOTAL	13,423,441
		Gaming—3.4%
625,000		Affinity Gaming LLC, Sr. Unsecd. Note, 9.00%, 5/15/2018	603,125
450,000		Ameristar Casinos, Inc., Sr. Unsecd. Note, 7.50%, 4/15/2021	471,371
500,000	[1,2]	Chester Downs & Marina, Series 144A, 9.25%, 2/1/2020	375,000
300,000		Churchill Downs, Inc., 5.375%, 12/15/2021	301,500
625,000		GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/2020	635,938
450,000		GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/2023	468,000
1,050,000		MGM Mirage, Inc., 7.75%, 3/15/2022	1,165,500
725,000		MGM Mirage, Inc., Sr. Unsecd. Note, 6.75%, 10/1/2020	763,062
375,000		MGM Mirage, Inc., Sr. Unsecd. Note, 8.625%, 2/1/2019	427,031
675,000		MGM Resorts International, 6.00%, 3/15/2023	681,750
875,000		Mohegan Tribal Gaming Authority, 9.75%, 9/1/2021	896,875
1,425,000		Penn National Gaming, Inc., 5.875%, 11/1/2021	1,332,375
775,000		Pinnacle Entertainment, Inc., 6.375%, 8/1/2021	802,125
425,000		Pinnacle Entertainment, Inc., 7.75%, 4/1/2022	444,125
646,000	[1,2]	Rivers Pittsburgh LP, Sr. Secd. Note, Series 144A, 9.50%, 6/15/2019	687,990
565,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	601,725
1,175,000		Station Casinos, Inc., Sr. Note, 7.50%, 3/1/2021	1,210,250
		TOTAL	11,867,742
		Health Care—8.9%
1,075,000	[1,2]	Amsurg Corp., Series 144A, 5.625%, 7/15/2022	1,107,250
1,075,000		Biomet, Inc., Sr. Note, 6.50%, 8/1/2020	1,152,937
1,425,000		CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	1,516,734
725,000		CHS/Community Health Systems, Inc., Term Loan—1st Lien, 5.125%, 8/1/2021	755,813
300,000		Catamaran Corp., 4.75%, 3/15/2021	300,750
275,000		DJO Finance LLC, 9.875%, 4/15/2018	280,500
1,150,000		DJO Finance LLC, Company Guarantee, 7.75%, 4/15/2018	1,121,250
Annual Shareholder Report
7

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Health Care—continued
$750,000		DaVita HealthCare Partners, Inc., 5.125%, 7/15/2024	$766,406
650,000		DaVita HealthCare Partners, Inc., 5.75%, 8/15/2022	691,438
1,475,000	[1,2]	Envision Healthcare Holdings, Inc., Series 144A, 5.125%, 7/1/2022	1,467,625
600,000		HCA, Inc., 4.75%, 5/1/2023	612,000
1,675,000		HCA, Inc., 5.00%, 3/15/2024	1,725,250
675,000		HCA, Inc., Bond, 5.875%, 3/15/2022	740,813
475,000		HCA, Inc., Sr. Secd. Note, 6.50%, 2/15/2020	533,425
1,050,000		HCA, Inc., Sr. Unsecd. Note, 7.50%, 2/15/2022	1,202,250
725,000		HCA, Inc., Term Loan—1st Lien, 5.25%, 4/15/2025	758,531
550,000		Hologic, Inc., 6.25%, 8/1/2020	574,750
1,350,000		Iasis Healthcare, Sr. Unsecd. Note, 8.375%, 5/15/2019	1,420,875
775,000		LifePoint Hospitals, Inc., Sr. Unsecd. Note, 5.50%, 12/1/2021	796,312
1,800,000	[1,2]	MPH Acquisition Holdings LLC, Series 144A, 6.625%, 4/1/2022	1,845,000
775,000		Omnicare, Inc., Sr. Unsecd. Note, 4.75%, 12/1/2022	788,563
500,000		Omnicare, Inc., Sr. Unsecd. Note, 5.00%, 12/1/2024	515,000
2,550,000	[1,2]	Ortho-Clinical Diagnostics, Inc., Series 144A, 6.625%, 5/15/2022	2,295,000
675,000	[1,2]	Teleflex, Inc., Series 144A, 5.25%, 6/15/2024	676,688
1,250,000		Tenet Healthcare Corp., 8.125%, 4/1/2022	1,400,000
1,050,000		Tenet Healthcare Corp., Note, Series B, 4.375%, 10/1/2021	1,047,375
900,000		Tenet Healthcare Corp., Sr. Secd. Note, 4.50%, 4/1/2021	905,625
100,000	[1,2]	Truven Health Analytics, Inc., Sr. Unsecd. Note, Series 144A, 10.625%, 6/1/2020	98,000
775,000		United Surgical Partners International, Inc., 9.00%, 4/1/2020	836,031
700,000		Universal Hospital Service Holdco, Inc., 7.625%, 8/15/2020	605,500
1,450,000		VWR Funding, Inc., Sr. Unsecd. Note, 7.25%, 9/15/2017	1,520,687
650,000		Wolverine Healthcare, Sr. Note, 10.625%, 6/1/2020	637,000
		TOTAL	30,695,378
		Independent Energy—5.8%
875,000		Antero Resources Corp., 6.00%, 12/1/2020	877,187
875,000	[1,2]	Antero Resources Corp., Series 144A, 5.125%, 12/1/2022	829,063
450,000		Antero Resources Finance Corp., 5.375%, 11/1/2021	437,063
1,025,000		Approach Resources, Inc., 7.00%, 6/15/2021	763,625
1,400,000		BreitBurn Energy Partners L.P., 7.875%, 4/15/2022	1,088,500
200,000	[1,2]	California Resources Corp., Series 144A, 5.50%, 9/15/2021	172,000
1,000,000	[1,2]	California Resources Corp., Series 144A, 6.00%, 11/15/2024	850,000
825,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 7.50%, 9/15/2020	796,125
350,000	[1,2]	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, Series 144A, 7.50%, 9/15/2020	337,750
575,000		Chaparral Energy, Inc., 7.625%, 11/15/2022	382,375
875,000		Chaparral Energy, Inc., Company Guarantee, 9.875%, 10/1/2020	599,375
75,000		Chesapeake Energy Corp., 5.75%, 3/15/2023	77,625
75,000		Chesapeake Energy Corp., Sr. Unsecd. Note, 5.375%, 6/15/2021	75,328
1,350,000		Chesapeake Energy Corp., Sr. Unsecd. Note, 6.875%, 11/15/2020	1,458,000
350,000		EP Energy/EP Finance, Inc., 9.375%, 5/1/2020	355,250
700,000		Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	381,500
450,000		Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	299,250
300,000	[1,2]	Energy XXI Gulf Coast, Inc., Series 144A, 6.875%, 3/15/2024	162,750
975,000	[1,2]	Gulfport Energy Corp., Series 144A, 7.75%, 11/1/2020	957,937
425,000		Kodiak Oil & Gas Corp., 5.50%, 1/15/2021	428,188
75,000		Kodiak Oil & Gas Corp., Sr. Unsecd. Note, 5.50%, 2/1/2022	75,563
325,000		Laredo Petroleum, Inc., 5.625%, 1/15/2022	286,000
Annual Shareholder Report
8

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$300,000		Legacy Reserves, 6.625%, 12/1/2021	$247,500
1,000,000	[1,2]	Legacy Reserves, Series 144A, 6.625%, 12/1/2021	825,000
550,000		Linn Energy LLC, 6.50%, 5/15/2019	473,000
325,000		Linn Energy LLC, 6.50%, 9/15/2021	264,875
350,000		Linn Energy LLC, Company Guarantee, 7.75%, 2/1/2021	296,625
375,000		Linn Energy LLC, Sr. Unsecd. Note, 6.25%, 11/1/2019	320,625
250,000		Linn Energy LLC, Sr. Unsecd. Note, 8.625%, 4/15/2020	218,750
750,000		Newfield Exploration Co., Sr. Unsecd. Note, 5.625%, 7/1/2024	745,781
1,225,000		Northern Oil and Gas, Inc., Sr. Note, 8.00%, 6/1/2020	934,062
250,000		Oasis Petroleum, Inc., 6.875%, 1/15/2023	228,750
50,000		Oasis Petroleum, Inc., 6.875%, 3/15/2022	45,750
650,000		Oasis Petroleum, Inc., Company Guarantee, 6.50%, 11/1/2021	594,750
200,000	[1,2]	RSP Permian, Inc., Sr. Unsecd. Note, Series 144A, 6.625%, 10/1/2022	187,000
150,000		Range Resources Corp., 5.00%, 8/15/2022	150,750
300,000		Range Resources Corp., Sr. Sub. Note, 5.00%, 3/15/2023	301,500
850,000	[1,2]	Rice Energy, Inc., Sr. Unsecd. Note, Series 144A, 6.25%, 5/1/2022	794,750
275,000		SM Energy Co., Sr. Unsecd. Note, 5.00%, 1/15/2024	239,250
175,000		Sandridge Energy, Inc., 7.50%, 2/15/2023	112,875
600,000		Sandridge Energy, Inc., 7.50%, 3/15/2021	387,000
550,000		Sandridge Energy, Inc., 8.125%, 10/15/2022	349,250
775,000		W&T Offshore, Inc., Sr. Unsecd. Note, 8.50%, 6/15/2019	511,500
		TOTAL	19,919,797
		Industrial - Other—2.0%
925,000	[1,2]	Belden CDT, Inc., Series 144A, 5.50%, 9/1/2022	922,688
900,000	[1,2]	Belden, Inc., Sr. Sub., Series 144A, 5.25%, 7/15/2024	868,500
750,000	[1,2]	Cleaver-Brooks, Inc., Series 144A, 8.75%, 12/15/2019	793,125
175,000		General Cable Corp., Sr. Unsecd. Note, 5.75%, 10/1/2022	128,625
1,075,000	[1,2]	Hillman Group, Inc., Unsecd. Note, Series 144A, 6.375%, 7/15/2022	1,037,375
742,000		Interline Brands, Inc., Sr. Unsecd. Note, 10.00%, 11/15/2018	779,100
300,000		Mastec, Inc., 4.875%, 3/15/2023	283,500
1,275,000	[1,2]	Mirror Bidco/Dematic, Series 144A, 7.75%, 12/15/2020	1,341,937
125,000	[1,2]	Unifrax Investment Corp., Series 144A, 7.50%, 2/15/2019	123,750
725,000	[1,2]	Unifrax Investment Corp., Series 144A, 7.50%, 2/15/2019	717,750
		TOTAL	6,996,350
		Leisure—1.1%
400,000	[1,2]	Activision Blizzard, Inc., Sr. Note, Series 144A, 6.125%, 9/15/2023	432,000
175,000	[1,2]	Activision Blizzard, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 9/15/2021	184,187
650,000	[1,2]	Cedar Fair LP, Series 144A, 5.375%, 6/1/2024	647,562
225,000		Cedar Fair LP, Sr. Unsecd. Note, 5.25%, 3/15/2021	227,250
175,000		Cinemark USA, Inc., 5.125%, 12/15/2022	171,938
775,000	[1,3,4,5,6]	Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	0
500,000	[1,2]	NCL Corp. Ltd., Series 144A, 5.25%, 11/15/2019	506,250
275,000		Regal Cinemas, Inc., 5.75%, 2/1/2025	254,375
425,000		Regal Entertainment Group, Sr. Unsecd. Note, 5.75%, 3/15/2022	408,000
1,100,000	[1,2]	Six Flags Entertainment Corp., Sr. Note, Series 144A, 5.25%, 1/15/2021	1,105,500
		TOTAL	3,937,062
		Lodging—0.4%
675,000		Choice Hotels International, Inc., 5.75%, 7/1/2022	727,313
Annual Shareholder Report
9

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Lodging—continued
$600,000		Hilton Worldwide Finance LLC, Sr. Unsecd. Note, 5.625%, 10/15/2021	$630,000
		TOTAL	1,357,313
		Media Entertainment—6.7%
475,000		AMC Networks, Inc., 7.75%, 7/15/2021	510,625
450,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.75%, 12/15/2022	438,750
675,000	[1,2]	CBS Outdoor Americas Capital LLC/Corp., Series 144A, 5.625%, 2/15/2024	680,062
275,000	[1,2]	CBS Outdoor Americas Capital LLC/Corp., Series 144A, 5.875%, 3/15/2025	277,750
100,000	[1,2]	CBS Outdoor Americas Capital LLC/Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 2/15/2022	101,000
225,000		Clear Channel Communications, Inc., 11.25%, 3/1/2021	231,469
1,325,000		Clear Channel Communications, Inc., Company Guarantee, 9.00%, 3/1/2021	1,303,469
275,000		Clear Channel Worldwide, 6.50%, 11/15/2022	281,188
150,000		Clear Channel Worldwide, 7.625%, 3/15/2020	156,375
1,575,000		Clear Channel Worldwide, Series B, 6.50%, 11/15/2022	1,630,125
325,000		Clear Channel Worldwide, Series B, 7.625%, 3/15/2020	343,688
1,225,000		Crown Media Holdings, Inc., Company Guarantee, 10.50%, 7/15/2019	1,338,312
1,200,000		Cumulus Media, Inc., Sr. Unsecd. Note, 7.75%, 5/1/2019	1,216,500
1,250,000	[1,2]	Emerald Expo Holdings, Inc., Series 144A, 9.00%, 6/15/2021	1,281,250
825,000		Entercom Radio LLC, Sr. Sub. Note, 10.50%, 12/1/2019	899,250
250,000		Gannett Co., Inc., 5.125%, 10/15/2019	256,875
950,000		Gannett Co., Inc., 6.375%, 10/15/2023	1,011,750
100,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 9/15/2021	99,500
100,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2024	100,500
1,350,000		Gray Television, Inc., 7.50%, 10/1/2020	1,397,250
325,000		Lamar Media Corp., 5.00%, 5/1/2023	323,375
425,000		Lamar Media Corp., 5.875%, 2/1/2022	443,063
200,000		Lamar Media Corp., Sr. Unsecd. Note, 5.375%, 1/15/2024	207,000
1,100,000	[1,2]	Media General Finance Sub, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 11/15/2022	1,091,750
875,000	[1,2]	Multi-Color Corp., Series 144A, 6.125%, 12/1/2022	877,187
725,000		Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/1/2020	732,250
550,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.00%, 4/15/2022	555,500
1,000,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.50%, 10/1/2021	1,025,000
775,000	[1,2]	Radio One, Inc., Series 144A, 9.25%, 2/15/2020	678,125
1,275,000	[1,2]	Sinclair Television Group, Series 144A, 5.625%, 8/1/2024	1,239,937
1,350,000	[1,2]	Southern Graphics Systems, Inc., Series 144A, 8.375%, 10/15/2020	1,360,125
750,000	[1,2]	Time, Inc., Series 144A, 5.75%, 4/15/2022	727,500
450,000	[1,2]	Townsquare Radio LLC, Series 144A, 9.00%, 4/1/2019	481,500
		TOTAL	23,298,000
		Metals & Mining—0.5%
750,000	[3,4,5]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2099	75
625,000	[3,4,5]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	0
250,000	[1,2]	Steel Dynamics, Inc., Series 144A, 5.125%, 10/1/2021	254,688
450,000	[1,2]	Steel Dynamics, Inc., Series 144A, 5.50%, 10/1/2024	462,375
100,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.25%, 4/15/2023	102,000
475,000	[1,2]	Wise Metals Group LLC, Sr. Secd. Note, Series 144A, 8.75%, 12/15/2018	501,125
500,000	[1,2]	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., Series 144A, 9.75%, 6/15/2019	533,125
		TOTAL	1,853,388
		Midstream—4.9%
725,000		Access Midstream Partners LP, Sr. Note, 4.875%, 5/15/2023	739,500
125,000		Access Midstream Partners LP, Sr. Unsecd. Note, 4.875%, 3/15/2024	127,188
Annual Shareholder Report
10

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Midstream—continued
$600,000		Atlas Pipeline Partners LP, 4.75%, 11/15/2021	$573,000
500,000		Atlas Pipeline Partners LP, 5.875%, 8/1/2023	497,500
500,000	[1,2]	Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unsecd. Note, Series 144A, 6.125%, 11/15/2022	483,750
375,000		Chesapeake Midstream Partners L. P., Sr. Unsecd. Note, 6.125%, 7/15/2022	400,312
275,000		Crestwood Midstream Partners LP, Sr. Unsecd. Note, 6.125%, 3/1/2022	264,000
2,350,000		Energy Transfer Equity LP, 5.875%, 1/15/2024	2,397,000
500,000		Ferrellgas, LP, Sr. Unsecd. Note, 6.50%, 5/1/2021	490,000
825,000		Ferrellgas, LP, Sr. Unsecd. Note, 6.75%, 1/15/2022	810,562
750,000	[1,2]	Hiland Partners LP, Series 144A, 5.50%, 5/15/2022	661,875
400,000		Holly Energy Partners LP, Sr. Unsecd. Note, 6.50%, 3/1/2020	398,000
1,250,000	[1,2]	Kinder Morgan, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 11/15/2023	1,340,325
275,000		MarkWest Energy Partners LP, 4.875%, 12/1/2024	270,188
350,000		MarkWest Energy Partners LP, Company Guarantee, 6.75%, 11/1/2020	365,750
425,000		MarkWest Energy Partners LP, Sr. Unsecd. Note, 4.50%, 7/15/2023	411,187
341,000		MarkWest Energy Partners LP, Sr. Unsecd. Note, 6.25%, 6/15/2022	354,640
250,000		Regency Energy Partners LP, 4.50%, 11/1/2023	230,625
475,000		Regency Energy Partners LP, 5.00%, 10/1/2022	451,250
200,000		Regency Energy Partners LP, 5.50%, 4/15/2023	194,000
875,000		Rose Rock Midstream LP, Sr. Unsecd. Note, 5.625%, 7/15/2022	822,500
1,050,000		Sabine Pass LNG LP, 5.625%, 2/1/2021	1,036,875
225,000		Sabine Pass LNG LP, 5.625%, 4/15/2023	221,063
300,000		Sabine Pass LNG LP, 6.25%, 3/15/2022	305,625
550,000		Suburban Propane Partners LP, 5.50%, 6/1/2024	532,125
698,000		Suburban Propane Partners LP, 7.375%, 8/1/2021	734,645
700,000		Summit Midstream Holdings LLC, 5.50%, 8/15/2022	668,500
470,000		Tesoro Logistics LP, Sr. Unsecd. Note, 5.875%, 10/1/2020	473,525
325,000		Tesoro Logistics LP, Sr. Unsecd. Note, 6.125%, 10/15/2021	325,812
50,000	[1,2]	Tesoro Logistics LP, Sr. Unsecd. Note, Series 144A, 5.50%, 10/15/2019	49,750
150,000	[1,2]	Tesoro Logistics LP, Sr. Unsecd. Note, Series 144A, 6.25%, 10/15/2022	150,375
		TOTAL	16,781,447
		Oil Field Services—0.5%
1,075,000		Cgg SA, Sr. Unsecd. Note, 6.875%, 1/15/2022	827,750
1,175,000	[1,2]	FTS International, Inc., Series 144A, 6.25%, 5/1/2022	875,375
225,000	[1,2]	Light Tower Rentals, Inc., Series 144A, 8.125%, 8/1/2019	176,063
		TOTAL	1,879,188
		Packaging—5.9%
1,100,000	[1,2]	Ardagh Packaging Finance PLC, Company Guarantee, Series 144A, 9.125%, 10/15/2020	1,177,000
400,000	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 3.241%, 12/15/2019	387,500
575,000	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 6.75%, 1/31/2021	573,562
70,588	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 7.00%, 11/15/2020	71,647
200,000	[1,2]	Ardagh Packaging Finance PLC, Sr. Unsecd. Note, Series 144A, 6.00%, 6/30/2021	191,500
400,000	[1,2]	Ardagh Packaging Finance PLC, Sr. Unsecd. Note, Series 144A, 9.125%, 10/15/2020	426,000
850,000		Ball Corp., 4.00%, 11/15/2023	824,500
500,000		Ball Corp., 5.00%, 3/15/2022	517,500
1,950,000		Berry Plastics Corp., 5.50%, 5/15/2022	1,981,687
100,000	[1,2]	Beverage Packaging Holdings II, Sr. Note, Series 144A, 5.625%, 12/15/2016	98,250
325,000	[1,2]	Beverage Packaging Holdings II, Sr. Sub. Note, Series 144A, 6.00%, 6/15/2017	317,688
1,250,000	[1,2]	Bway Holding Co., Series 144A, 9.125%, 8/15/2021	1,256,250
1,350,000		Crown Americas LLC, 4.50%, 1/15/2023	1,316,250
Annual Shareholder Report
11

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Packaging—continued
$200,000		Crown Americas LLC, Company Guarantee, 6.25%, 2/1/2021	$211,500
675,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	766,125
950,000	[1,2]	Multi Packaging Solutions, Inc., Series 144A, 8.50%, 8/15/2021	907,250
150,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 5.00%, 1/15/2022	153,188
575,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 5.375%, 1/15/2025	581,469
1,250,000		Reynolds Group Issuer, Inc./LLC/LU, 5.75%, 10/15/2020	1,287,500
1,700,000		Reynolds Group, 8.25%, 2/15/2021	1,751,000
625,000		Reynolds Group, 9.00%, 4/15/2019	650,000
1,400,000		Reynolds Group, 9.875%, 8/15/2019	1,491,000
300,000		Reynolds Group, Sr. Unsecd. Note, 7.95%, 12/15/2025	303,000
450,000	[1,2]	Sealed Air Corp., Series 144A, 4.875%, 12/1/2022	447,750
600,000	[1,2]	Sealed Air Corp., Series 144A, 5.25%, 4/1/2023	615,000
425,000	[1,2]	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 12/1/2024	430,312
1,750,000	[1,2]	Signode Industrial Group, Series 144A, 6.375%, 5/1/2022	1,715,000
		TOTAL	20,449,428
		Paper—0.6%
775,000		Clearwater Paper Corp., Sr. Note, 4.50%, 2/1/2023	759,500
625,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2025	617,187
325,000		Graphic Packaging International, Inc., 4.75%, 4/15/2021	329,063
275,000		Graphic Packaging International, Inc., Sr. Unsecd. Note, 4.875%, 11/15/2022	277,063
		TOTAL	1,982,813
		Pharmaceuticals—1.7%
875,000	[1,2]	Grifols Worldwide Operations Ltd., Series 144A, 5.25%, 4/1/2022	897,050
1,725,000	[1,2]	Jaguar Holding Co., Series 144A, 9.375%, 10/15/2017	1,767,262
975,000	[1,2]	Jaguar Holding Co., Sr. Note, Series 144A, 9.50%, 12/1/2019	1,049,344
450,000	[1,2]	Valeant Pharmaceuticals International, Inc., Series 144A, 5.625%, 12/1/2021	454,500
1,625,000	[1,2]	Valeant Pharmaceuticals International, Inc., Series 144A, 7.50%, 7/15/2021	1,761,094
		TOTAL	5,929,250
		Refining—0.3%
325,000		CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/2022	310,375
850,000		Tesoro Petroleum Corp., 5.125%, 4/1/2024	844,688
		TOTAL	1,155,063
		Restaurants—1.1%
1,350,000	[1,2]	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 2nd Lien, Series 144A, 6.00%, 4/1/2022	1,390,500
850,000		NPC INTL/OPER CO. A&B, Inc., 10.50%, 1/15/2020	886,125
1,650,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Series 144A, 5.875%, 5/15/2021	1,641,750
		TOTAL	3,918,375
		Retailers—3.5%
1,550,000	[1,2]	Academy Finance Corp., Series 144A, 8.00%, 6/15/2018	1,538,375
850,000	[1,2]	Academy Finance Corp., Series 144A, 9.25%, 8/1/2019	896,750
750,000	[1,2]	Jo-Ann Stores, Inc., Series 144A, 9.75%, 10/15/2019	641,250
1,275,000	[1,2]	Jo-Ann Stores, Inc., Sr. Unsecd. Note, Series 144A, 8.125%, 3/15/2019	1,192,125
625,000		Limited Brands, Inc., 5.625%, 10/15/2023	678,125
625,000		Limited Brands, Inc., Sr. Unsecd. Note, 5.625%, 2/15/2022	675,000
1,300,000	[1,2]	Michaels Stores, Inc., Series 144A, 5.875%, 12/15/2020	1,319,500
294,000	[1,2]	Michaels Stores, Inc., Series 144A, 7.50%, 8/1/2018	300,615
275,000	[1,2]	Neiman-Marcus Group, Inc., Series 144A, 8.00%, 10/15/2021	292,188
1,075,000	[1,2]	Neiman-Marcus Group, Inc., Series 144A, 8.75%, 10/15/2021	1,144,875
1,175,000	[1,2]	PETCO Animal Supplies, Inc., Series 144A, 8.50%, 10/15/2017	1,195,562
Annual Shareholder Report
12

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Retailers—continued
$1,150,000	[1,2]	PETCO Animal Supplies, Inc., Sr. Note, Series 144A, 9.25%, 12/1/2018	$1,207,500
475,000		Phillips Van Heusen Corp., Sr. Note, 4.50%, 12/15/2022	471,437
325,000		Sally Hldgs. LLC/Sally Cap, Inc., Sr. Note, 5.50%, 11/1/2023	340,438
250,000		Wolverine World Wide, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2020	263,750
		TOTAL	12,157,490
		Technology—12.4%
175,000	[1,2]	ACI Worldwide, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 8/15/2020	183,531
650,000		Advanced Micro Devices, Inc., 7.00%, 7/1/2024	554,125
500,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, 7.50%, 8/15/2022	452,500
975,000	[1,2]	BMC Software, Inc., Series 144A, 8.125%, 7/15/2021	921,375
750,000	[1,2]	Blackboard, Inc., Sr. Unsecd. Note, Series 144A, 7.75%, 11/15/2019	755,625
1,100,000	[1,2]	Boxer Parent Co., Inc., Series 144A, 9.00%, 10/15/2019	940,500
200,000		CDW LLC/CDW Finance, 6.00%, 8/15/2022	207,500
850,000		CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.50%, 12/1/2024	853,187
624,000		CDW LLC/CDW Finance, Sr. Unsecd. Note, 8.50%, 4/1/2019	660,660
625,000	[1,2]	CommScope, Inc., Series 144A, 5.50%, 6/15/2024	618,750
1,000,000	[1,2]	CommScope, Inc., Sr. Note, Series 144A, 6.625%, 6/1/2020	1,035,000
750,000	[1,2]	Compucom System, Inc., Series 144A, 7.00%, 5/1/2021	648,750
950,000		CoreLogic, Inc., Sr. Unsecd. Note, 7.25%, 6/1/2021	1,002,250
400,000	[1,2]	DataTel, Inc., Series 144A, 9.625%, 12/1/2018	403,500
1,325,000	[1,2]	DataTel, Inc., Series 144A, 9.75%, 1/15/2019	1,419,406
750,000		Emdeon, Inc., 11.00%, 12/31/2019	818,438
1,050,000	[1,2]	Entegris, Inc., Series 144A, 6.00%, 4/1/2022	1,068,375
1,350,000		Epicor Software Corp., 8.625%, 5/1/2019	1,424,250
925,000	[1,2]	Epicor Software Corp., Series 144A, 9.00%, 6/15/2018	950,437
244,000		First Data Corp., 11.25%, 1/15/2021	277,550
275,000	[1,2]	First Data Corp., Sr. Secd. 2nd Priority Note, Series 144A, 8.25%, 1/15/2021	295,625
2,775,000	[1,2]	First Data Corp., Sr. Secd. 2nd Priority Note, Series 144A, 8.75%, 1/15/2022	2,997,000
325,000		Flextronics International Ltd., 4.625%, 2/15/2020	331,500
300,000		Flextronics International Ltd., 5.00%, 2/15/2023	307,500
175,000		Freescale Semiconductor, Inc., Company Guarantee, 10.75%, 8/1/2020	191,625
900,000	[1,2]	Freescale Semiconductor, Inc., Sr. Secd. Note, Series 144A, 6.00%, 1/15/2022	942,750
1,225,000		IAC Interactive Corp., 4.75%, 12/15/2022	1,197,437
250,000		IAC Interactive Corp., 4.875%, 11/30/2018	255,625
1,700,000	[1,2]	Igloo Holdings Corp., Sr. Note, Series 144A, 8.25%, 12/15/2017	1,719,125
2,075,000	[1,2]	Infor Software Parent, Inc., Series 144A, 7.125%, 5/1/2021	2,043,875
775,000	[1,2]	Interactive Data Corp., Series 144A, 5.875%, 4/15/2019	773,063
300,000		Iron Mountain, Inc., 5.75%, 8/15/2024	303,375
450,000		Iron Mountain, Inc., Sr. Sub. Note, 7.75%, 10/1/2019	483,750
1,000,000		Lawson Software, Inc., 9.375%, 4/1/2019	1,073,750
250,000	[1,2]	MSCI, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 11/15/2024	259,375
925,000		MagnaChip Semiconductor S.A., Sr. Unsecd. Note, 6.625%, 7/15/2021	844,063
600,000		NCR Corp., 6.375%, 12/15/2023	627,000
500,000		NCR Corp., Sr. Unsecd. Note, 4.625%, 2/15/2021	487,500
675,000		NCR Corp., Sr. Unsecd. Note, 5.00%, 7/15/2022	661,500
175,000		NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	180,688
350,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 3.75%, 6/1/2018	351,750
225,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 5.75%, 2/15/2021	237,375
200,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 5.75%, 3/15/2023	211,000
Annual Shareholder Report
13

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$1,275,000	[1,2]	Nuance Communications, Inc., Series 144A, 5.375%, 8/15/2020	$1,284,562
375,000	[1,2]	Sensata Technologies B.V., Series 144A, 5.625%, 11/1/2024	389,766
1,675,000	[1,2]	Solera Holdings, Inc., Series 144A, 6.00%, 6/15/2021	1,733,625
475,000	[1,2]	Solera Holdings, Inc., Series 144A, 6.125%, 11/1/2023	492,813
1,700,000		SunGard Data Systems, Inc., 6.625%, 11/1/2019	1,725,500
1,500,000		Syniverse Holdings, Inc., Company Guarantee, 9.125%, 1/15/2019	1,571,250
625,000		TransUnion Holding Co., Inc., 8.125%, 6/15/2018	642,188
1,100,000		TransUnion Holding Co., Inc., Sr. Unsecd. Note, 9.625%, 6/15/2018	1,127,142
725,000		Verisign, Inc., 4.625%, 5/1/2023	714,125
1,025,000	[1,2]	Zebra Technologies Corp., Sr. Unsecd. Note, Series 144A, 7.25%, 10/15/2022	1,078,812
		TOTAL	42,731,743
		Transportation Services—0.5%
1,250,000		HDTFS, Inc., 6.25%, 10/15/2022	1,268,750
150,000		Hertz Corp., 5.875%, 10/15/2020	151,875
425,000		Hertz Corp., Company Guarantee, 6.75%, 4/15/2019	439,875
		TOTAL	1,860,500
		Utility - Electric—1.2%
1,450,000		Calpine Corp., 5.75%, 1/15/2025	1,469,937
175,000	[1,2]	Calpine Corp., Bond, Series 144A, 6.00%, 1/15/2022	187,250
425,000	[1,2]	Calpine Corp., Series 144A, 5.875%, 1/15/2024	454,750
19,494	[1]	FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	19,689
800,000		NRG Energy, Inc., Company Guarantee, 8.25%, 9/1/2020	858,000
650,000	[1,2]	NRG Energy, Inc., Series 144A, 6.25%, 5/1/2024	664,625
450,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.875%, 5/15/2021	487,125
		TOTAL	4,141,376
		Wireless Communications—3.6%
1,050,000	[1,2]	Altice SA, Series 144A, 7.75%, 5/15/2022	1,054,594
275,000	[1,2]	Digicel Ltd., Series 144A, 6.00%, 4/15/2021	257,813
425,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	432,437
200,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 7.00%, 2/15/2020	198,800
1,575,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 8.25%, 9/30/2020	1,535,625
225,000		MetroPCS Wireless, Inc., 6.125%, 1/15/2022	229,219
775,000		MetroPCS Wireless, Inc., 6.50%, 1/15/2024	796,312
50,000		MetroPCS Wireless, Inc., 6.731%, 4/28/2022	51,688
1,025,000		MetroPCS Wireless, Inc., Sr. Note, 6.625%, 11/15/2020	1,046,781
75,000		MetroPCS Wireless, Inc., Sr. Note, 6.633%, 4/28/2021	77,250
800,000		MetroPCS Wireless, Inc., Sr. Note, 6.836%, 4/28/2023	829,000
1,175,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	1,039,875
1,250,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,281,250
325,000		Sprint Corp., 7.125%, 6/15/2024	303,875
1,075,000		Sprint Corp., 7.875%, 9/15/2023	1,066,615
300,000	[1,2]	Sprint Nextel Corp., Series 144A, 7.00%, 3/1/2020	325,500
975,000		Sprint Nextel Corp., Sr. Unsecd. Note, 6.00%, 11/15/2022	900,656
375,000		T-Mobile USA, Inc., 6.625%, 4/1/2023	385,875
275,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.00%, 3/1/2023	276,375
375,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	381,937
		TOTAL	12,471,477
		Wireline Communications—0.7%
225,000	[1,2]	Level 3 Communications, Inc., Series 144A, 5.75%, 12/1/2022	227,532
Annual Shareholder Report
14

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Wireline Communications—continued
$425,000		Level 3 Financing, Inc., 7.00%, 6/1/2020	$449,969
600,000		Level 3 Financing, Inc., 8.625%, 7/15/2020	650,250
300,000		Level 3 Financing, Inc., 8.875%, 6/1/2019	319,560
150,000		Level 3 Financing, Inc., Sr. Unsecd. Note, 6.125%, 1/15/2021	156,000
475,000		Level 3 Financing, Inc., Sr. Unsecd. Note, 8.125%, 7/1/2019	507,062
		TOTAL	2,310,373
		TOTAL CORPORATE BONDS (IDENTIFIED COST $340,543,336)	335,424,226
		COMMON STOCKS—0.1%
		Automotive—0.1%
10,207		General Motors Co.	356,326
		Independent Energy—0.0%
6,236	[1,3,5]	Lone Pine Resources Canada Ltd.	0
6,236	[3,5]	Lone Pine Resources, Inc.	5,800
50,000	[1,3,5]	Lone Pine Resources, Inc., Escrow Shares	0
		TOTAL	5,800
		TOTAL COMMON STOCKS (IDENTIFIED COST $967,985)	362,126
		WARRANTS—0.0%
		Automotive—0.0%
467	[3]	General Motors Co., Warrants, Expiration Date 7/10/2016	11,796
467	[3]	General Motors Co., Warrants, Expiration Date 7/10/2019	8,000
		TOTAL WARRANTS (IDENTIFIED COST $7,175)	19,796
		REPURCHASE AGREEMENT—1.4%
4,780,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729. (AT COST)	4,780,000
		TOTAL INVESTMENTS—98.5% (IDENTIFIED COST $346,298,496)[7]	340,586,148
		OTHER ASSETS AND LIABILITIES - NET—1.5%[8]	5,062,210
		TOTAL NET ASSETS—100%	$345,648,358
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $145,312,145, which represented 42.0% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $145,292,456, which represented 42.0% of total net assets.
3	Non-income-producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Principal amount and interest were not paid upon final maturity.
7	The cost of investments for federal tax purposes amounts to $346,946,722.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Annual Shareholder Report
15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$335,424,151	$75	$335,424,226
Equity Securities:
Common Stocks
Domestic	356,326	—	0	356,326
International	—	—	5,800	5,800
Warrants	19,796	—	—	19,796
Repurchase Agreement	—	4,780,000	—	4,780,000
TOTAL SECURITIES	$376,122	$340,204,151	$5,875	$340,586,148
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.15	$7.17	$6.76	$7.03	$6.67
Income From Investment Operations:
Net investment income[1]	0.39	0.44	0.49	0.53	0.56
Net realized and unrealized gain (loss) on investments	(0.20)	0.04	0.46	(0.18)	0.36
TOTAL FROM INVESTMENT OPERATIONS	0.19	0.48	0.95	0.35	0.92
Less Distributions:
Distributions from net investment income	(0.43)	(0.50)	(0.54)	(0.62)	(0.56)
Net Asset Value, End of Period	$6.91	$7.15	$7.17	$6.76	$7.03
Total Return[2]	2.69%	6.99%	14.70%	5.17%	14.73%
Ratios to Average Net Assets:
Net expenses	0.77%	0.79%	0.77%	0.79%	0.78%
Net investment income	5.60%	6.21%	7.14%	7.77%	8.41%
Expense waiver/reimbursement[3]	—	—	0.00%[4]	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$287,649	$246,994	$205,500	$157,842	$164,640
Portfolio turnover	33%	32%	33%	38%	45%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than $0.01.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.11	$7.13	$6.73	$7.00	$6.65
Income From Investment Operations:
Net investment income[1]	0.38	0.42	0.47	0.51	0.54
Net realized and unrealized gain (loss) on investments	(0.21)	0.04	0.45	(0.18)	0.36
TOTAL FROM INVESTMENT OPERATIONS	0.17	0.46	0.92	0.33	0.90
Less Distributions:
Distributions from net investment income	(0.41)	(0.48)	(0.52)	(0.60)	(0.55)
Net Asset Value, End of Period	$6.87	$7.11	$7.13	$6.73	$7.00
Total Return[2]	2.42%	6.73%	14.31%	4.92%	14.38%
Ratios to Average Net Assets:
Net expenses	1.02%	1.04%	1.02%	1.04%	1.03%
Net investment income	5.35%	5.97%	6.88%	7.50%	8.16%
Expense waiver/reimbursement[3]	—	—	0.00%[4]	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$57,999	$64,085	$76,202	$71,867	$84,800
Portfolio turnover	33%	32%	33%	38%	45%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value (identified cost $346,298,496)		$340,586,148
Cash		54,992
Income receivable		5,691,766
Receivable for investments sold		3,656
Receivable for shares sold		19,429
TOTAL ASSETS		346,355,991
Liabilities:
Payable for investments purchased	$330,170
Payable for shares redeemed	326,800
Payable for portfolio accounting fees	23,335
Payable for distribution services fee (Note 5)	12,417
Accrued expenses (Note 5)	14,911
TOTAL LIABILITIES		707,633
Net assets for 50,068,195 shares outstanding		$345,648,358
Net Assets Consist of:
Paid-in capital		$351,231,971
Net unrealized depreciation of investments		(5,712,348)
Accumulated net realized loss on investments		(19,331,750)
Undistributed net investment income		19,460,485
TOTAL NET ASSETS		$345,648,358
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$287,649,416 ÷ 41,630,541 shares outstanding, no par value, unlimited shares authorized		$6.91
Service Shares:
$57,998,942 ÷ 8,437,654 shares outstanding, no par value, unlimited shares authorized		$6.87
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Interest		$21,449,904
Dividends		33,248
TOTAL INCOME		21,483,152
Expenses:
Investment adviser fee (Note 5)	$2,021,175
Administrative fee (Note 5)	263,412
Custodian fees	19,342
Transfer agent fee	33,109
Directors'/Trustees' fees (Note 5)	2,537
Auditing fees	28,500
Legal fees	12,863
Portfolio accounting fees	142,387
Distribution services fee (Note 5)	161,983
Printing and postage	71,220
Miscellaneous (Note 5)	8,738
TOTAL EXPENSES	2,765,266
Net expenses		2,765,266
Net investment income		18,717,886
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		4,877,916
Net change in unrealized appreciation of investments		(16,062,110)
Net realized and unrealized loss on investments		(11,184,194)
Change in net assets resulting from operations		$7,533,692
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,717,886	$18,080,407
Net realized gain on investments	4,877,916	3,091,203
Net change in unrealized appreciation/depreciation of investments	(16,062,110)	(1,045,615)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,533,692	20,125,995
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(14,916,828)	(14,976,047)
Service Shares	(3,728,834)	(4,865,579)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,645,662)	(19,841,626)
Share Transactions:
Proceeds from sale of shares	143,957,405	103,609,223
Net asset value of shares issued to shareholders in payment of distributions declared	11,958,275	14,708,195
Cost of shares redeemed	(110,233,943)	(89,224,996)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	45,681,737	29,092,422
Change in net assets	34,569,767	29,376,791
Net Assets:
Beginning of period	311,078,591	281,701,800
End of period (including undistributed net investment income of $19,460,485 and $18,636,880, respectively)	$345,648,358	$311,078,591
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Service Shares may bear distribution services fees unique to that class.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	2/16/2005	$19,494	$19,689
Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	3/23/2006	$737,477	$0
Lone Pine Resources Canada Ltd.	1/30/2014	$0	$0
Lone Pine Resources, Inc., Escrow Shares	1/30/2014	$0	$0
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2014		2013
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	16,865,839	$118,315,427	12,538,091	$87,761,358
Shares issued to shareholders in payment of distributions declared	1,194,404	8,229,441	1,434,784	9,842,617
Shares redeemed	(10,995,390)	(76,950,842)	(8,074,582)	(56,488,125)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	7,064,853	$49,594,026	5,898,293	$41,115,850

Year Ended December 31	2014		2013
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,674,963	$25,641,978	2,286,348	$15,847,865
Shares issued to shareholders in payment of distributions declared	542,770	3,728,834	711,342	4,865,578
Shares redeemed	(4,795,305)	(33,283,101)	(4,667,931)	(32,736,871)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(577,572)	$(3,912,289)	(1,670,241)	$(12,023,428)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	6,487,281	$45,681,737	4,228,052	$29,092,422
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$751,381	$(751,381)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$18,645,662	$19,841,626
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As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$19,474,934
Net unrealized depreciation	$(6,360,574)
Capital loss carryforwards	$(18,697,973)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for defaulted bonds and discount accretion/premium amortization on debt securities.
At December 31, 2014, the cost of investments for federal tax purposes was $346,946,722. The net unrealized depreciation of investments for federal tax purposes was $6,360,574. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,897,956 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,258,530.
At December 31, 2014, the Fund had a capital loss carryforward of $18,697,973 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2017	$9,764,569	NA	$9,764,569
2018	$8,933,404	NA	$8,933,404
The Fund used capital loss carryforwards of $4,267,426 to offset capital gains realized during the year ended December 31, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$161,983
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2014, FSC retained $211 of fees paid by the Fund.
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Expense Limitation
Effective May 1, 2014, the Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.80% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,720,891 and $536,250, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$156,575,417
Sales	$108,158,491
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE federated INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$981.50	$3.85
Service Shares	$1,000	$980.00	$5.09
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.32	$3.92
Service Shares	$1,000	$1,020.06	$5.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.77%
Service Shares	1.02%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2014
Federated High Income Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
Annual Shareholder Report
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Notes
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Notes
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Share Class
Primary
Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 9.71% for the Primary Shares and 9.43% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of 11.90% for the period. The total return of the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA),2 a peer group average for the Fund, was 7.42%.The Fund's and MVMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
The stock market as a whole posted strong returns during the 12-month reporting period. Large-cap companies outperformed mid- and small-cap companies on a relative basis. Large-cap stocks, as measured by the Standard & Poor's 500 Index (S&P 500),3 returned 13.69%. The RMCGI, representing mid-cap stocks, returned 11.90%, and the Russell 2000® Index,4 representing small-cap stocks, returned 4.89%. The best-performing RMCGI sectors were: Health Care, which was up 30.38%, and Telecom, which was up 29.25%. The weakest-performing sectors during the quarter were: Energy, which was down 20.29%, and Industrials, which was up 10.05%.
During the reporting period, U.S. stock markets outperformed most international5 stock markets. Many central banks around the world continued or accelerated their monetary easing programs resulting in the continued low interest rate environment. Conversely, the U.S. Federal Reserve exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities (i.e., Oil and Metals) and caused some deflationary pressures. Despite persistent geopolitical headwinds, e.g., Ukraine and the Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world continued to lean towards stimulus which drove the U.S. Dollar Index6 to a four-year high.
STOCK SELECTION
The ten stocks that contributed the most to the Fund's performance versus the RMCGI were: Dyax Corp, Dexcom Inc, Alkermes Plc, Cubist Pharmaceuticals, NXP Semiconductors, Puma Biotechnology, Intermune Inc, Illumina Inc, Progenics Pharmaceuticals and Shire.
The ten stocks that most negatively affected Fund performance were: Zogenix Inc, Yoox Spa, FMSA Holdings Inc, Eclipse Res Corp, Protalix Biotherapeutics, Franks International, Antero Resources Corp, Kansas City Southern, Las Vegas Sands Corp and Cheniere Energy.
SECTOR EXPOSURE
At the end of the reporting period, approximately 74% of the portfolio was invested in four large sectors: Health Care, Information Technology, Financials and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. Sector and industry underweights in consumer discretionary and consumer staples both hurt relative performance. The Fund maintained higher than benchmark exposure to Health Care which benefited Fund performance. The cash position of the Fund was approximately 3% on average throughout the reporting period.
COUNTRY ALLOCATION
Stock selection in foreign companies was a positive contributor to Fund performance; however, the allocation outside the U.S. hurt relative performance because U.S. stock markets generally outperformed international stock markets.
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1

1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MVMCGFA.
3	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
6	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2004 to December 31, 2014, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Primary Shares	9.71%	13.03%	7.96%
Service Shares	9.43%	12.75%	7.67%
RMCGI	11.90%	16.94%	9.43%
MVMCGFA	7.42%	14.83%	8.05%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MVMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	35.5%
Information Technology	19.5%
Financials	9.9%
Consumer Discretionary	9.5%
Industrials	8.8%
Materials	6.7%
Consumer Staples	1.9%
Energy	1.4%
Utilities	0.5%
Telecommunication Services	0.3%
Derivative Contracts[2,3]	(0.0)%
Securities Lending Collateral[4]	2.7%
Cash Equivalents[5]	5.9%
Other Assets and Liabilities—Net[6]	(2.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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4

Portfolio of Investments
December 31, 2014
Shares or Principal Amount			Value
		COMMON STOCKS—93.6%
		Consumer Discretionary—9.5%
3,100	[1]	Amazon.com, Inc.	$962,085
12,559		Bloomin Brands, Inc.	310,961
45,400	[1]	Cnova NV	359,114
22,700	[1,5]	Five Below, Inc.	926,841
36,646	[1]	Hilton Worldwide Holdings, Inc.	956,094
20,200	[1]	LKQ Corp.	568,024
49,600	[1]	La Quinta Holdings, Inc.	1,094,176
4,879		Las Vegas Sands Corp.	283,763
3,200	[1]	Metaldyne Performance Group, Inc.	55,552
590,000		NagaCorp Limited	480,791
20,000	[1]	One Group Hospitality, Inc./The	95,100
419	[1]	Priceline.com, Inc.	477,748
568,700		Samsonite International SA	1,683,504
17,800		Starbucks Corp.	1,460,490
5,400		Whirlpool Corp.	1,046,196
26,450	[1]	Yoox SpA	583,531
		TOTAL	11,343,970
		Consumer Staples—1.9%
17,800	[1]	Hain Celestial Group, Inc.	1,037,562
36,600	[1]	Sprouts Farmers Market, Inc.	1,243,668
		TOTAL	2,281,230
		Energy—1.4%
13,326	[1]	Antero Resources Corp.	540,769
3,300	[1]	Cheniere Energy, Inc.	232,320
41,934	[1,5]	FMSA Holdings, Inc.	290,183
31,600	[1]	Memorial Resource Development Corp.	569,748
		TOTAL	1,633,020
		Financials—9.9%
62,900		American International Group, Inc.	3,523,029
13,115		Artisan Partners Asset Management, Inc.	662,701
5,000		BlackRock, Inc.	1,787,800
16,732	[1]	CBRE Group, Inc.	573,071
10,104	[1]	Crown Castle International Corp.	795,185
65,000		EverBank Financial Corp.	1,238,900
7,000		Housing Development Finance Corp. Ltd.	124,905
20,900		JPMorgan Chase & Co.	1,307,922
8,300		Ryman Hospitality Properties	437,742
23,100		Wells Fargo & Co.	1,266,342
		TOTAL	11,717,597
		Health Care—35.1%
3,100	[1]	Agios Pharmaceuticals, Inc.	347,324
60,700	[1]	Alkermes, Inc.	3,554,592
8,600	[1]	Amsurg Corp.	470,678
75,930	[1,4]	BioDelivery Sciences International, Inc.	912,679
6,322	[1]	Biogen Idec, Inc.	2,146,003
1,885	[1]	Celgene Corp.	210,856
Annual Shareholder Report
5

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
244,838	[1,4]	Corcept Therapeutics, Inc.	$734,514
73,715	[1,4]	Dexcom, Inc.	4,058,011
251,400	[1,4]	Dyax Corp.	3,534,684
37,200	[1,4]	Dynavax Technologies Corp.	627,192
23,100	[1,4]	Egalet Corp.	131,439
48,727	[1,4]	ExamWorks Group, Inc.	2,026,556
10,600	[1,5]	GW Pharmaceuticals PLC, ADR	717,408
11,568	[1]	Galapagos NV	216,931
18,900	[1]	Gilead Sciences, Inc.	1,781,514
4,248	[1]	IDEXX Laboratories, Inc.	629,851
18,900	[1]	Illumina, Inc.	3,488,562
32,800	[1]	Insulet Corp.	1,510,768
9,500		Medtronic, Inc.	685,900
97,200	[1]	Nektar Therapeutics	1,506,600
27,300	[1]	NuVasive, Inc.	1,287,468
6,170	[1]	Otonomy, Inc.	205,646
8,365	[1,6]	Otonomy, Inc.	250,925
9,761	[1]	Pharmacyclics, Inc.	1,193,380
41,900	[1,4]	Premier, Inc.	1,404,907
248,090	[1,4]	Progenics Pharmaceuticals, Inc.	1,875,560
178,172	[1,4,5]	Protalix Biotherapeutics, Inc.	327,836
2,900	[1]	Puma Biotechnology, Inc.	548,883
3,732	[1]	Receptos, Inc.	457,207
10,700	[1]	Repligen Corp.	211,860
4,200	[1]	SAGE Therapeutics, Inc.	153,720
10,200	[1]	Salix Pharmaceuticals Ltd.	1,172,388
8,100	[1,5]	Seattle Genetics, Inc.	260,253
8,900		Shire Ltd.	629,704
3,100		Shire Ltd., ADR	658,874
71,007	[1,4]	Threshold Pharmaceuticals, Inc., Class THL	225,802
4,700	[1]	Ultragenyx Pharmaceutical, Inc.	206,236
27,300	[1]	Veeva Systems, Inc.	720,993
470,424	[1,4]	Zogenix, Inc.	644,481
		TOTAL	41,728,185
		Industrials—8.8%
31,800		Air Lease Corp.	1,091,058
21,804		Allison Transmission Holdings, Inc.	739,156
6,600		Danaher Corp.	565,686
14,800	[1]	Hexcel Corp.	614,052
16,779		KAR Auction Services, Inc.	581,392
7,200	[5]	MSC Industrial Direct Co.	585,000
3,700	[1]	Middleby Corp.	366,670
10,919	[1,5]	Now, Inc.	280,946
3,500		Precision Castparts Corp.	843,080
42,552	[1]	RPX Corp.	586,366
1,100		Roper Industries, Inc.	171,985
6,300		Safran SA	387,758
15,900	[1]	Spirit Airlines, Inc.	1,201,722
4,200	[1]	Teledyne Technologies, Inc.	431,508
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Industrials—continued
8,700	[1]	Verisk Analytics, Inc.	$557,235
16,400		Wabtec Corp.	1,424,996
		TOTAL	10,428,610
		Information Technology—19.5%
11,981	[1]	Alibaba Group Holding Ltd., ADR	1,245,305
26,900		Amadeus IT Holding SA	1,068,931
15,100		Avago Technologies Ltd.	1,518,909
10,500	[1,5]	Benefitfocus, Inc.	344,820
33,687	[1,4,5]	ChannelAdvisor Corp.	726,966
7,500	[1]	Check Point Software Technologies Ltd.	589,275
7,278	[1]	CoStar Group, Inc.	1,336,459
12,727	[1]	Cvent, Inc.	354,320
11,100	[1]	Demandware, Inc.	638,694
6,700		FLIR Systems, Inc.	216,477
23,800	[1]	Fleetmatics Group PLC	844,662
8,600	[1]	GrubHub, Inc.	312,352
7,000	[1]	LendingClub Corp.	177,100
1,600	[1]	LinkedIn Corp.	367,536
34,200	[1]	Microsemi Corp.	970,596
6,324	[1,5]	Mobileye NV	256,501
27,400	[1]	NIC, Inc.	492,926
27,400	[1]	NXP Semiconductors NV	2,093,360
5,511	[1]	NetSuite, Inc.	601,636
31,300	[1]	RADWARE Ltd.	689,226
16,220	[1]	Salesforce.com, Inc.	962,008
17,327	[1]	ServiceNow, Inc.	1,175,637
64,200	[1,4]	Textura Corp.	1,827,774
17,060	[1]	Triquint Semiconductor, Inc.	470,003
14,200	[1]	Tyler Technologies, Inc.	1,554,048
31,300	[1]	Vantiv, Inc.	1,061,696
14,367	[1]	Workday, Inc.	1,172,491
1,038	[1]	Zillow, Inc.	109,914
		TOTAL	23,179,622
		Materials—6.7%
6,000	[1]	Caesar Stone SDOT Yam Ltd.	358,920
7,131		Eagle Materials, Inc.	542,170
22,500		LyondellBasell Investment LLC	1,786,275
17,900		Martin Marietta Materials	1,974,728
4,700		Sherwin-Williams Co.	1,236,288
25,330		US Silica Holdings, Inc.	650,728
4,525		Valspar Corp.	391,322
15,700		Westlake Chemical Corp.	959,113
		TOTAL	7,899,544
		Telecommunication Services—0.3%
10,300	[1]	Zayo Group Holdings, Inc.	314,871
		Utilities—0.5%
15,700		ITC Holdings Corp.	634,751
		TOTAL COMMON STOCKS (IDENTIFIED COST $69,923,410)	111,161,400
Annual Shareholder Report
7

Shares or Principal Amount			Value
		WARRANTS—0.3%
		Health Care—0.3%
5,034	[1]	Alexza Pharmaceuticals, Inc., Warrants	$52
59,342	[1,6]	BioNano Genomics, Inc., Warrants	200,000
17,387	[1,4]	Corcept Therapeutics, Inc., Warrants	4,832
71,998	[1,4]	Dynavax Technologies Corp., Warrants	30,628
128,250	[1,4]	Zogenix, Inc., Warrants	134,701
		TOTAL WARRANTS (IDENTIFIED COST $211,803)	370,213
		CORPORATE BONDS—0.1%
		Health Care—0.1%
$95,000	[2,3,4]	Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A, 4.50%, 9/15/2018 (IDENTIFIED COST $95,000)	72,004
		PREFERRED STOCK—0.0%
		Health Care—0.0%
142,420	[1,2,6]	BioNano Genomics, Inc., Pfd., Series C (IDENTIFIED COST $59)	60
		REPURCHASE AGREEMENTS—8.6%
$6,997,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729.	6,997,000
3,240,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729 (purchased with proceeds from securities lending collateral).	3,240,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	10,237,000
		TOTAL INVESTMENTS—102.6% (IDENTIFIED COST $80,467,272)[7]	121,840,677
		OTHER ASSETS AND LIABILITIES - NET—(2.6)%[8]	(3,047,217)
		TOTAL NET ASSETS—100%	$118,793,460
At December 31, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Sold:
1/2/2015	320,159 Hong Kong Dollar	$41,274	$(12)
1/5/2015	260,991 Hong Kong Dollar	$33,645	$(11)
UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(23)
Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $72,064, which represented 0.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $72,004, which represented 0.1% of total net assets.
4	Affiliated companies.
Annual Shareholder Report
8

5	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
7	The cost of investments for federal tax purposes amounts to $81,072,943.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$91,062,000	$—	$250,925	$91,312,925
International	14,672,420	5,176,055[1]	—	19,848,475
Warrants	—	170,213	200,000	370,213
Preferred Stock	—	—	60	60
Debt Securities:
Corporate Bonds	—	72,004	—	72,004
Repurchase Agreements	—	10,237,000	—	10,237,000
TOTAL SECURITIES	$105,734,420	$15,655,272	$450,985	$121,840,677
OTHER FINANCIAL INSTRUMENTS[2]	$(23)	$—	$—	$(23)
1	Includes $6,229,574 of common stock securities transferred from Level 1 to Level 2 because securities ceased trading during the period and fair values were obtained using valuation techniques utilizing observable market data. These transfers represent the value of the securities at the beginning of the period.
2	Other financial instruments include foreign exchange contracts.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.22	$15.06	$12.84	$14.96	$12.69
Income From Investment Operations:
Net investment income (loss)	(0.15)[1]	(0.12)[1]	(0.05)[1]	(0.09)[1]	0.09[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	1.91	5.76	2.27	(1.88)	2.19
TOTAL FROM INVESTMENT OPERATIONS	1.76	5.64	2.22	(1.97)	2.28
Less Distributions:
Distributions from net investment income	—	—	—	(0.15)	(0.01)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(2.06)	(1.48)	—	—	—
TOTAL DISTRIBUTIONS	(2.06)	(1.48)	—	(0.15)	(0.01)
Net Asset Value, End of Period	$18.92	$19.22	$15.06	$12.84	$14.96
Total Return[2]	9.71%	40.12%	17.29%	(13.28)%	17.99%
Ratios to Average Net Assets:
Net expenses	1.53%[3]	1.53%[3]	1.53%[3]	1.53%[3]	1.53%[3]
Net investment income (loss)	(0.83)%	(0.75)%	(0.34)%	(0.65)%	0.67%
Expense waiver/reimbursement[4]	0.09%	0.25%	0.34%	0.29%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,425	$53,392	$43,192	$43,025	$62,352
Portfolio turnover	51%	71%	65%	63%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.53%, 1.53%, 1.53%, 1.53% and 1.53% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.78	$14.79	$12.64	$14.73	$12.51
Income From Investment Operations:
Net investment income (loss)	(0.19)[1]	(0.16)[1]	(0.09)[1]	(0.13)[1]	0.06[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	1.86	5.63	2.24	(1.84)	2.16
TOTAL FROM INVESTMENT OPERATIONS	1.67	5.47	2.15	(1.97)	2.22
Less Distributions:
Distributions from net investment income	—	—	—	(0.12)	—
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(2.06)	(1.48)	—	—	—
TOTAL DISTRIBUTIONS	(2.06)	(1.48)	—	(0.12)	—
Net Asset Value, End of Period	$18.39	$18.78	$14.79	$12.64	$14.73
Total Return[2]	9.43%	39.67%	17.01%	(13.49)%	17.75%
Ratios to Average Net Assets:
Net expenses	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]
Net investment income (loss)	(1.08)%	(1.00)%	(0.65)%	(0.90)%	0.47%
Expense waiver/reimbursement[4]	0.09%	0.25%	0.34%	0.29%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,369	$70,159	$51,992	$97,552	$120,887
Portfolio turnover	51%	71%	65%	63%	58%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.78%, 1.78%, 1.78%, 1.78% and 1.78% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value including $3,173,325 of securities loaned and $19,300,566 of investment in affiliated companies (Note 5) (identified cost $80,467,272)		$121,840,677
Cash		721
Cash denominated in foreign currencies (identified cost $(40,377))		38,850
Income receivable		19,451
Receivable for investments sold		192,312
Receivable for shares sold		256,852
TOTAL ASSETS		122,348,863
Liabilities:
Payable for investments purchased	$103,591
Payable for shares redeemed	140,619
Unrealized depreciation on foreign exchange contracts	23
Payable for collateral due to broker for securities lending	3,240,000
Payable for distribution services fee (Note 5)	14,548
Accrued expenses (Note 5)	56,622
TOTAL LIABILITIES		3,555,403
Net assets for 6,384,408 shares outstanding		$118,793,460
Net Assets Consist of:
Paid-in capital		$60,981,009
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		41,371,881
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		16,440,570
TOTAL NET ASSETS		$118,793,460
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$49,424,594 ÷ 2,612,887 shares outstanding, no par value, unlimited shares authorized		$18.92
Service Shares:
$69,368,866 ÷ 3,771,521 shares outstanding, no par value, unlimited shares authorized		$18.39
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Dividends (net of foreign taxes withheld of $9,481)			$774,687
Interest (including income on securities loaned of $52,888)			63,864
TOTAL INCOME			838,551
Expenses:
Investment adviser fee (Note 5)		$1,627,245
Administrative fee (Note 5)		93,446
Custodian fees		35,899
Transfer agent fee		14,719
Directors'/Trustees' fees (Note 5)		1,456
Auditing fees		29,500
Legal fees		13,684
Portfolio accounting fees		65,242
Distribution services fee (Note 5)		172,268
Printing and postage		40,578
Miscellaneous (Note 5)		17,605
TOTAL EXPENSES		2,111,642
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	$(105,001)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,298)
TOTAL WAIVER AND REDUCTION		(106,299)
Net expenses			2,005,343
Net investment income (loss)			(1,166,792)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain/loss on investments and foreign currency transactions			19,246,427
Net realized loss on futures contracts			(103,596)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(7,277,414)
Net change in unrealized depreciation of futures contracts			39,969
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			11,905,386
Change in net assets resulting from operations			$10,738,594
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,166,792)	$(948,755)
Net realized gain on investments, futures contracts and foreign currency transactions	19,142,831	14,905,860
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(7,237,445)	22,053,177
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,738,594	36,010,282
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Primary Shares	(5,574,595)	(4,141,962)
Service Shares	(7,703,657)	(5,031,611)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,278,252)	(9,173,573)
Share Transactions:
Proceeds from sale of shares	23,466,662	18,239,672
Net asset value of shares issued to shareholders in payment of distributions declared	13,278,250	9,173,572
Cost of shares redeemed	(38,962,837)	(25,882,282)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,217,925)	1,530,962
Change in net assets	(4,757,583)	28,367,671
Net Assets:
Beginning of period	123,551,043	95,183,372
End of period	$118,793,460	$123,551,043
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
15

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in principally foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At December 31, 2014, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $514,122. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$3,173,325	$3,240,000
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
BioNano Genomics, Inc., Pfd., Series C	11/12/2014	$60	$60
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized depreciation on foreign exchange contracts	$23
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$975	$975
Equity contracts	(103,596)	—	(103,596)
TOTAL	$(103,596)	$975	$(102,621)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(75)	$(75)
Equity contracts	39,969	—	39,969
TOTAL	$39,969	$(75)	$39,894
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2014		2013
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	160,666	$2,966,100	173,664	$2,880,113
Shares issued to shareholders in payment of distributions declared	309,356	5,574,593	273,758	4,141,961
Shares redeemed	(635,426)	(11,557,224)	(536,222)	(8,839,932)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(165,404)	$(3,016,531)	(88,800)	$(1,817,858)

Year Ended December 31	2014		2013
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,128,203	$20,500,562	925,144	$15,359,559
Shares issued to shareholders in payment of distributions declared	438,705	7,703,657	339,515	5,031,611
Shares redeemed	(1,530,492)	(27,405,613)	(1,045,276)	(17,042,350)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	36,416	$798,606	219,383	$3,348,820
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(128,988)	$(2,217,925)	130,583	$1,530,962
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, ordinary loss netting to reduce short-term capital gains and regulatory settlement proceeds.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(373)	$1,166,792	$(1,166,419)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013, was as follows:
	2014	2013
Long-term capital gains	$13,278,252	$9,173,573
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$169,238
Undistributed long-term capital gains	$17,095,984
Net unrealized appreciation	$40,766,210
Capital loss carryforwards	$(218,981)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2014, the cost of investments for federal tax purposes was $81,072,943. The net unrealized appreciation of investments for federal tax purposes excluding: a) any unrealized depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities and b) outstanding foreign currency commitments was $40,767,734. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $43,201,873 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,434,139.
At December 31, 2014, the Fund had a capital loss carryforward of $218,981 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
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The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$218,981	NA	$218,981
The Fund used capital loss carryforwards of $700,850 to offset capital gains realized during the year ended December 31, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Prior to June 27, 2014, the annual advisory fee was 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the Adviser voluntarily waived $105,001 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2014, the Sub-Adviser earned a fee of $1,341,764.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntary choose to waive any portion of its fee. For the year ended December 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$172,268
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2014, FSC retained $136 of fees paid by the Fund. For the year ended December 31, 2014, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustee.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding acquired fund fees and expenses and dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.53% and 1.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report
20

Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,724,987 and $454,247, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended December 31, 2014, were as follows:
Affiliates	Balance of Shares Held 12/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2014	Value	Dividend Income
BioDelivery Sciences International, Inc.	—	94,800	(18,870)	75,930	$912,679	$—
ChannelAdvisor Corp.	8,200	25,487	—	33,687	$726,966
Corcept Therapeutics, Inc.	198,000	46,838	—	244,838	$734,514	—
Corcept Therapeutics, Inc., Warrants	17,387	—	—	17,387	$4,832	—
Dexcom, Inc.	102,457	876	(29,618)	73,715	$4,058,011	—
Dyax Corp.	328,478	15,000	(92,078)	251,400	$3,534,684	—
Dynavax Technologies Corp.	—	409,200	(372,000)	37,200	$627,192
Dynavax Technologies Corp., Warrants	71,998	—	—	71,998	$30,628
Egalet Corp.	—	23,100	—	23,100	$131,439	—
ExamWorks Group, Inc.	64,900	—	(16,173)	48,727	$2,026,556	—
Premier, Inc.	29,192	12,708	—	41,900	$1,404,907	—
Progenics Pharmaceuticals, Inc.	173,000	75,090	—	248,090	$1,875,560	—
Protalix Biotherapeutics, Inc.	156,000	22,172	—	178,172	$327,836	—
Protalix Biotherapeutics, Inc., Conv.Bond, Series 144A 4.50%, 9/15/2018	95,000	—	—	95,000	$72,004	—
Textura Corp.	40,300	25,635	(1,735)	64,200	$1,827,774	—
Threshold Pharmaceuticals, Inc., Class THL	39,000	32,007	—	71,007	$225,802	—
Zogenix, Inc.	417,213	90,663	(37,452)	470,424	$644,481	—
Zogenix, Inc., Warrants	128,250	—	—	128,250	$134,701	—
TOTAL OF AFFILIATED COMPANIES	1,869,375	873,576	(567,926)	2,175,025	$19,300,566	$—
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2014, the Fund's expenses were reduced by $1,298 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$58,883,644
Sales	$80,019,129
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
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21

At December 31, 2014, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	77.2%
Netherlands Antilles	3.8%
Ireland	3.7%
United Kingdom	1.7%
Israel	1.4%
Luxembourg	1.4%
Singapore	1.3%
China	1.1%
Spain	0.9%
Italy	0.5%
Cayman Islands	0.4%
France	0.3%
Belgium	0.2%
India	0.1%
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2014, the amount of long-term capital gains designated by the Fund was $13,278,252.
Annual Shareholder Report
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE federated INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,047.00	$7.89
Service Shares	$1,000	$1,045.50	$9.18
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.49	$7.78
Service Shares	$1,000	$1,016.23	$9.05
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.53%
Service Shares	1.78%
Annual Shareholder Report
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2014
Federated Kaufmann Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how
Annual Shareholder Report
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the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 12.5 basis points in the contractual advisory fee of the Fund. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officers' view that fund-by-fund estimation may be unreliable was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President
Not FDIC Insured
May Lose Value
No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	37.1%
Repurchase Agreements and Other Repurchase Agreements	32.6%
Bank Instruments	24.7%
Variable Rate Demand Instruments	5.6%
Other Assets and Liabilities—Net[2,3]	0.0%
TOTAL	100.0%
At December 31, 2014, the Fund's effective maturity4 schedule was as follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	38.8%[5]
8-30 Days	25.2%
31-90 Days	28.0%
91-180 Days	3.9%
181 Days or more	4.1%
Other Assets and Liabilities—Net[2,3]	0.0%
TOTAL	100.0%
1	Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Represents less than 0.1%.
4	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
5	Overnight securities comprised 22.8% of the Fund's portfolio.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2014
Principal Amount			Value
		ASSET-BACKED SECURITIES—2.0%
		Finance - Automotive—1.8%
$1,096,931	[1,2]	Enterprise Fleet Financing LLC 2014-2, Class A1, 0.250%, 8/20/2015	$1,096,931
1,353,172	[1,2]	Westlake Automobile Receivables Trust 2014-2, Class A1, 0.350%, 10/15/2015	1,353,172
		TOTAL	2,450,103
		Finance - Equipment—0.2%
205,652	[1,2]	GE Equipment Small Ticket LLC Series 2014-1, Class A1, 0.250%, 4/24/2015	205,652
		TOTAL ASSET-BACKED SECURITIES	2,655,755
		BANK NOTE—1.5%
		Finance - Banking—1.5%
2,000,000		Bank of America N.A., 0.200%, 2/17/2015	2,000,000
		CERTIFICATES OF DEPOSIT—24.7%
		Finance - Banking—24.7%
3,000,000		BNP Paribas SA, 0.220%, 1/15/2015	3,000,000
3,000,000	[3]	Bank of Montreal, 0.227%, 1/6/2015	3,000,000
3,000,000		Bank of Nova Scotia, Toronto, 0.250%, 2/11/2015	3,000,000
1,000,000		Bank of Nova Scotia, Toronto, 0.280%, 6/12/2015	999,980
3,000,000		Bank of Tokyo-Mitsubishi UFJ Ltd., 0.200%, 2/2/2015	3,000,000
2,000,000	[3]	Canadian Imperial Bank of Commerce, 0.347%, 1/26/2015	2,000,000
3,000,000		DZ Bank AG Deutsche Zentral-Genossenschaftbank, 0.250%, 3/23/2015	3,000,000
1,000,000		Natixis, 0.220%, 2/4/2015	1,000,000
900,000	[3]	Natixis, 0.272%, 1/12/2015	900,000
2,000,000	[3]	Royal Bank of Canada, Montreal, 0.250%, 1/27/2015	2,000,000
1,000,000	[3]	Royal Bank of Canada, Montreal, 0.281%, 1/9/2015	1,000,000
2,000,000	[3]	State Street Bank and Trust Co., 0.281%, 1/2/2015	2,000,000
3,900,000		Sumitomo Mitsui Banking Corp., 0.220%, 1/20/2015 - 3/17/2015	3,900,000
2,000,000	[3]	Toronto Dominion Bank, 0.252%, 1/20/2015	2,000,000
2,000,000		Toronto Dominion Bank, 0.350%, 9/10/2015	2,000,000
		TOTAL CERTIFICATES OF DEPOSIT	32,799,980
		COMMERCIAL PAPER—25.6%[4]
		Chemicals—0.4%
585,000		PPG Industries, Inc., 0.430%, 1/20/2015	584,867
		Container\Packaging—0.5%
670,000	[1,2]	Bemis Co., Inc., 0.480%, 1/16/2015	669,866
		Finance - Banking—9.3%
2,000,000	[1,2]	ASB Finance Ltd., 0.220%, 4/27/2015	1,998,582
1,000,000	[1,2]	J.P. Morgan Securities LLC, 0.331%, 7/17/2015	998,194
900,000	[1,2]	LMA-Americas LLC, 0.230%, 1/21/2015	899,885
6,500,000	[1,2]	Nationwide Building Society, 0.200%—0.250%, 2/6/2015 - 3/23/2015	6,497,786
2,000,000	[1,2]	Nordea Bank AB, 0.220%, 3/25/2015	1,998,986
		TOTAL	12,393,433
		Finance - Commercial—5.1%
3,000,000	[1,2]	Atlantic Asset Securitization LLC, 0.200%—0.210%, 1/14/2015 - 2/17/2015	2,999,402
750,000	[1,2]	CIESCO, LLC, 0.240%, 2/17/2015	749,765
3,000,000	[1,2]	Versailles Commercial Paper LLC, 0.230%, 1/5/2015	2,999,923
		TOTAL	6,749,090
		Finance - Retail—8.3%
4,000,000		American Express Credit Corp., 0.280%, 2/9/2015	3,998,787
2,000,000	[1,2]	CAFCO, LLC, 0.240%, 5/5/2015	1,998,347
Annual Shareholder Report
2

Principal Amount			Value
		COMMERCIAL PAPER—continued[4]
		Finance - Retail—continued
$5,000,000	[1,2]	Salisbury Receivables Company LLC, 0.220%, 2/24/2015	$4,998,350
		TOTAL	10,995,484
		Food & Beverage—0.2%
250,000	[1,2]	Agrium, Inc., 0.350%, 1/5/2015	249,990
		Oil & Oil Finance—0.9%
492,000	[1,2]	Devon Energy Corp., 0.480%, 1/26/2015	491,836
683,000		Motiva Enterprises LLC, 0.390%, 1/8/2015	682,948
		TOTAL	1,174,784
		Retail—0.5%
655,000	[1,2]	CVS Health Corp., 0.500%, 1/20/2015	654,827
		Utility Gas—0.4%
500,000	[1,2]	Northeast Utilities, 0.320%, 1/5/2015	499,982
		TOTAL COMMERCIAL PAPER	33,972,323
		CORPORATE BONDS—8.0%
		Finance - Banking—7.2%
3,500,000		Bank of America Corp., 5.000%, 1/15/2015	3,506,024
5,138,000		Citigroup, Inc., 6.010%, 1/15/2015	5,148,595
900,000	[3]	JPMorgan Chase & Co., 0.681%, 1/23/2015	900,956
		TOTAL	9,555,575
		Insurance—0.8%
1,000,000	[1,2]	Metropolitan Life Global Funding I, 2.000%, 1/9/2015	1,000,361
		TOTAL CORPORATE BONDS	10,555,936
		NOTES - VARIABLE—5.6%[3]
		Aerospace/Auto—3.0%
2,000,000		BMW US Capital LLC, (GTD by Bayerische Motoren Werke AG), 0.348%, 1/20/2015	2,000,000
2,000,000		Toyota Motor Credit Corp., (Toyota Motor Corp. SA), 0.238%, 3/10/2015	2,000,000
		TOTAL	4,000,000
		Finance - Banking—2.6%
3,225,000		Connecticut HEFA, Series D Griffin Hospital, (Wells Fargo Bank, N.A. LOC), 0.160%, 1/2/2015	3,225,000
210,000		Lancaster, PA IDA, Snavely's Mill, Inc., Series 2003—B, (Fulton Bank, N.A. LOC), 1.150%, 1/2/2015	210,000
		TOTAL	3,435,000
		TOTAL NOTES—VARIABLE	7,435,000
		OTHER REPURCHASE AGREEMENTS—19.5%
		Finance - Banking—19.5%
2,900,000		BNP Paribas Securities Corp., 0.355%—0.436%, 1/2/2015 - 2/3/2015, interest in a $475,000,000 collateralized loan agreement, dated 10/30/2014-12/31/14/2014, in which asset-backed securities, corporate bonds, collateralized mortgage obligations and U.S. Government Agency securities with a market value of $484,623,406 have been received as collateral and held with BNY Mellon as tri-party agent.	2,900,000
3,500,000		Citigroup Global Markets, Inc., 0.558%, 1/2/2015, interest in a $120,000,000 collateralized loan agreement, dated 12/31/2014, in which asset-backed securities and collateralized mortgage obligations with a market value of $122,403,740 have been received as collateral and held with BNY Mellon as tri-party agent.	3,500,000
2,000,000		Credit Suisse Securities (USA) LLC, 0.558%, 1/23/2015, interest in a $25,000,000 collateralized loan agreement, dated 11/26/2014, in which collateralized mortgage obligations with a market value of $25,516,171 have been received as collateral and held with JPMorgan Chase as tri-party agent.	2,000,000
5,000,000		JPMorgan Securities LLC, 0.314%, 1/2/2015, interest in a $250,000,000 collateralized loan agreement, dated 10/01/2014, in which asset-backed securities with a market value of $255,199,878 have been received as collateral and held with JPMorgan Chase as tri-party agent.	5,000,000
420,000		Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.355%, 1/2/2015, interest in a $205,000,000 collateralized loan agreement, dated 12/31/2014, in which collateralized mortgage obligations, corporate bonds and medium-term notes with a market value of $209,104,066 have been received as collateral and held with BNY Mellon as tri-party agent.	420,000
3,000,000		Mitsubishi UFJ Securities (USA), Inc., 0.253%, 1/2/2015, interest in a $200,000,000 collateralized loan agreement, dated 11/24/2014, in which American depositary receipts, asset-backed securities, corporate bonds, common stock, exchange-traded funds, municipal bonds and medium-term notes with a market value of $204,055,276 have been received as collateral and held with JPMorgan Chase as tri-party agent.	3,000,000
Annual Shareholder Report
3

Principal Amount		Value
	OTHER REPURCHASE AGREEMENTS—continued
	Finance - Banking—continued
$4,000,000	Mizuho Securities USA, Inc., 0.456%—1.156%, 1/7/2015 - 3/16/2015, interest in a $237,000,000 collateralized loan agreement, dated 12/15/2014 -12/24/2014, in which an asset-backed security and U.S. Government Agency securities with a market value of $241,826,460 have been received as collateral and held with BNY Mellon as tri-party agent.	$4,000,000
2,000,000	RBC Capital Markets, LLC, 0.304%, 2/17/2015, interest in a $300,000,000 collateralized loan agreement, dated 12/22/2014, in which common stocks with a market value of $306,031,009 have been received as collateral and held with BNY Mellon as tri-party agent.	2,000,000
3,000,000	Wells Fargo Securities LLC, 0.456%, 1/20/2015, interest in a $200,000,000 collateralized loan agreement, dated 10/21/2014, in which asset-backed securities, collateralized mortgage obligations, corporate bonds and a medium-term note with a market value of $204,186,150 have been received as collateral and held with BNY Mellon as tri-party agent.	3,000,000
	TOTAL OTHER REPURCHASE AGREEMENTS	25,820,000
	REPURCHASE AGREEMENTS—13.1%
10,000,000	Interest in $750,000,000 joint repurchase agreement 0.11%, dated 12/31/2014 under which ABN Amro Bank N.V., NL will repurchase securities provided as collateral for $750,004,583 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 6/20/2044 and the market value of those underlying securities was $765,006,528.	10,000,000
7,391,000	Interest in $3,000,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Natixis Financial Products LLC will repurchase securities provided as collateral for $3,000,013,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 8/25/2051 and the market value of those underlying securities was $3,065,662,810.	7,391,000
	TOTAL REPURCHASE AGREEMENTS (AT COST)	17,391,000
	TOTAL INVESTMENTS—100.0% (AT AMORTIZED COST)[5]	132,629,994
	OTHER ASSETS AND LIABILITIES - NET—0.0%[6]	47,708
	TOTAL NET ASSETS—100%	$132,677,702
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $32,361,837, which represented 24.4% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $32,361,837, which represented 24.4% of total net assets.
3	Denotes a variable rate security with current rate and next reset date shown.
4	Discount rate at time of purchase.
5	Also represents cost of investments for federal tax purposes.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2014, all investments of the Fund are valued at amortized cost, which is considered a Level 2 input, in valuing the Fund's assets.
The following acronyms are used throughout this portfolio:
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
LOC	—Letter of Credit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	—	—	—	—	0.000[1]
Net realized and unrealized gain (loss) on investments	0.000[1]	0.000[1]	0.000[1]	(0.000)[1]	(0.000)[1]
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000	(0.000)	(0.000)
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.000)[1]
Distributions from net realized gain on investments	—	—	—	—	(0.000)[1]
TOTAL DISTRIBUTIONS	—	—	—	—	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.00%	0.00%	0.00%	0.00%	0.00%[3]
Ratios to Average Net Assets:
Net expenses	0.26%	0.27%	0.40%	0.36%	0.41%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%[3]
Expense waiver/reimbursement[4]	0.42%	0.41%	0.26%	0.32%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$132,678	$154,973	$174,541	$204,124	$213,825
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Statement of Assets and Liabilities
December 31, 2014
Assets:
Investment in repurchase agreements and other repurchase agreements	$43,211,000
Investment in securities	89,418,994
Total investment in securities, at amortized cost and fair value		$132,629,994
Cash		1,016,170
Income receivable		135,499
Receivable for shares sold		8,386
TOTAL ASSETS		133,790,049
Liabilities:
Payable for investments purchased	1,014,576
Payable for shares redeemed	70,019
Payable to adviser (Note 5)	1,167
Accrued expenses (Note 5)	26,585
TOTAL LIABILITIES		1,112,347
Net assets for 132,678,336 shares outstanding		$132,677,702
Net Assets Consist of:
Paid-in capital		$132,677,885
Accumulated net realized loss on investments		(183)
TOTAL NET ASSETS		$132,677,702
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$132,677,702 ÷ 132,678,336 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Interest		$378,059
Expenses:
Investment adviser fee (Note 5)	$730,054
Administrative fee (Note 5)	114,164
Custodian fees	16,645
Transfer agent fee	4,004
Directors'/Trustees' fees (Note 5)	1,705
Auditing fees	21,999
Legal fees	12,900
Portfolio accounting fees	46,284
Printing and postage	41,909
Miscellaneous (Note 5)	5,547
TOTAL EXPENSES	995,211
Waiver of investment adviser fee (Note 5)	(617,152)
Net expenses		378,059
Net investment income		—
Net realized gain on investments		282
Change in net assets resulting from operations		$282
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$—	$—
Net realized gain on investments	282	482
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	282	482
Share Transactions:
Proceeds from sale of shares	82,602,288	111,170,875
Cost of shares redeemed	(104,898,328)	(130,738,603)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,296,040)	(19,567,728)
Change in net assets	(22,295,758)	(19,567,246)
Net Assets:
Beginning of period	154,973,460	174,540,706
End of period	$132,677,702	$154,973,460
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below.
The Trustees have ultimate responsibility for determining the fair value of investments. The Fund's Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.
Premium and Discount Amortization
All premiums and discounts are amortized/accreted using the effective-interest-rate method.
Annual Shareholder Report
9

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2014	2013
Shares sold	82,602,288	111,170,875
Shares redeemed	(104,898,328)	(130,738,603)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(22,296,040)	(19,567,728)
4. FEDERAL TAX INFORMATION
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards	$(183)
At December 31, 2014, the Fund had a capital loss carryforward of $183 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$183	NA	$183
The Fund used capital loss carryforwards of $282 to offset capital gains realized during the year ended December 31, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the Adviser voluntarily waived $617,152 of its fee.
Annual Shareholder Report
10

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $500,000.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic, business, political or other developments may have an effect on the liquidity and volatility of the portfolio securities.
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
9. REGULATORY MATTERS
On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Act which currently govern the operations of the Fund. A significant change resulting from these amendments will be a requirement that institutional prime funds (i.e. not retail as defined in the amendments), transact fund shares based on a market-based Net Asset Value (NAV). Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The amendments have staggered compliance dates. Compliance with a majority of these amendments will be required on October 14, 2016, two years after the effective date for the rule amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1,2]
Actual	$1,000	$1,000.00	$1.31
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,023.89	$1.33
1	Expenses are equal to the Fund's annualized net expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
2	Actual and Hypothetical expenses paid during the period, utilizing the Fund's current Fee Limit of 0.67% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $3.38 and $3.41, respectively.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Prime Money Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relative indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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19

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
20

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Prime Money Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916504
G00842-01 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Share Class
Primary
Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 3.79% for the Primary Shares and 3.51% for the Service Shares. The total return of the Fund's broad-based benchmark, the Barclays U.S. Intermediate Credit Bond Index (BICI),1 was 4.16% during the same period. The 3.79% total return of the Primary Shares for the reporting period consisted of 3.88% of taxable dividends, and 0.09% of depreciation in the net asset value of shares. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BICI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BICI were: (a) the selection of individual securities; (b) overall interest rate sensitivity of the portfolio, as measured by the effective duration2,3 of the portfolio; (c) the selection of various industries and sectors of the corporate bond market; (d) the selection of securities with different maturities; (e) yield curve strategy showing the relative yield of similar securities with different maturities.
The following discussion will focus on the performance of the Fund's Primary Shares.
Market Overview
The reporting period started out with the coldest winter in decades resulting in a first quarter 2014 Gross Domestic Product (GDP) of -2.10% as consumers stayed home and businesses delayed activity. Economic growth rebounded in the second quarter of 2014 with GDP of 4.60% due in part to pent-up demand from the first quarter, but also from gains in manufacturing as shown by improvements in the Institute of Supply Management manufacturing survey and in the Federal Reserve (the “Fed”) regional surveys of business activity. Although not always a steady increase, underlying this change was the improvement in the employment picture. Unemployment started the year at 6.60% and had dropped to 5.60% by December, while over the same time period, Non-Farm Payroll growth rose from 144,000 jobs created to 252,000 in the final month of the reporting period. The third quarter GDP revised report capped off the year with growth of 5%.
As the economy was improving, the Fed continued to move towards a normalized interest rate policy. In March, the Fed's Open Market Committee (the “Committee”) changed its qualitative forward guidance to a more quantitative approach, as the economy was quickly approaching the previous 6.5% unemployment rate rise threshold. The quantitative easing program officially wound down in October. At the December meeting, the Committee changed its expectations for how long they intend to maintain accommodative interest rates from a “considerable time” to more data dependent language that will allow them to be “patient.”
Despite the improvement in U.S. economic data throughout 2014, longer interest rates moved in the opposite direction that many market participants had expected at the beginning year. The 10-year U.S. Treasury began 2014 at 3.03%, which was also the peak in rates for the period, and ended the year at 2.17%. Geopolitical events such as Russia's annexation of Crimea, the relative attractiveness of U.S. Treasuries compared to other major developed market sovereign bonds (e.g., 10-year German Government Bunds at 0.54% as of year-end) and slowing economic growth, helped drive interest rates down throughout the year. Over the same time-frame, yields in the front-end of the yield curve, which is most sensitive to Fed interest rate policies, increased with the 2-year Treasury rising from 0.38% at the beginning of the year to 0.67% as of year-end, as the market anticipated federal funds rate increases. The end result was a flatter yield curve.
Corporate credit spreads tightened steadily throughout the first half of the year. However, those gains were largely reversed in the latter half as volatility increased due to the aforementioned events that were also compounded by a more than 50% drop in the price of crude oil to near $50 per barrel, which materially affected the Energy and commodity-type sectors.
Security Selection
Overall, security selection had a positive effect on Fund performance during the 12-month reporting period. Individual issuers that added the most to performance included: Alcoa, Textron Financial, Kerry Group and Time Warner, Inc. Issuers that detracted the most included: Petrobras; Lukoil International Finance; Camp Pendleton/Quantico; and Noble Holding.
Annual Shareholder Report
1

Duration
Lower interest rates had a negative impact on Fund performance. On average, the Fund was positioned with less interest rate sensitivity than the BICI, and with the decline in rates during the reporting period, the duration posture was a detractor from Fund performance.
Sector/INDUSTRY SELECTION
The decision to overweight or underweight specific corporate sectors and/or ratings quality added to Fund performance relative to the BICI. Broadly, the Fund was overweight lower-quality investment-grade4 securities (i.e., those in the “BBB”-rated category), which benefited performance for the reporting period, but more so in the first half. In addition, exposure to the Cable & Satellite, Media & Entertainment and Packaging sectors also added to Fund performance. Finally, the Fund was underweight the non-corporate components (i.e., government-related issuers) of the BICI. This sector underperformed corporates, and thus the Fund's underweight position added to performance. Sectors that detracted from performance were Banking and those sectors exposed to commodities such as Energy and Metals & Mining.
Yield Curve strategy
The yield curve strategy added to Fund performance relative to the BICI. On average, the Fund was positioned for a flattening of the yield curve, which is a narrowing of the difference in yields between shorter (2-3 year) and longer (10+ year) maturities. By extension, the Fund was underweight intermediate maturities (5-7 years). The difference between the 2-year yields and 10-year yields started the period at 265 basis points. By period end, that difference had declined to 150 basis points. Over the reporting period, yields on the 2-year rose from 0.38% to 0.67% in anticipation of federal funds rate increases, while the 10-year yields declined from 3.03% to 2.17% due to weaker global economic growth, geopolitical events and the rapid decline in oil prices.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BICI.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2004 to December 31, 2014, compared to the Barclays U.S. Intermediate Credit Bond Index (BICI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Primary Shares	3.79%	5.01%	4.71%
Service Shares	3.51%	4.74%	4.45%
BICI	4.16%	5.00%	4.88%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	95.6%
Collateralized Mortgage Obligation	0.6%
Municipal Bond	0.2%
U.S. Treasury and Agency Securities[2]	0.2%
Foreign Government Debt Security	0.1%
Mortgage-Backed Securities[3]	0.1%
Derivative Contracts[4]	(0.4)%
Cash Equivalents[5]	2.0%
Other Assets and Liabilities—Net[6]	1.6%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by GSEs.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2014
Principal Amount			Value
		CORPORATE BONDS—95.6%
		Basic Industry - Chemicals—2.0%
$570,000		Albemarle Corp., 4.15%, 12/1/2024	$580,270
640,000		FMC Corp., Sr. Unsecd. Note, 3.95%, 2/1/2022	666,067
410,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 4.00%, 12/7/2015	419,555
800,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	890,550
1,290,000		RPM International, Inc., 6.50%, 2/15/2018	1,442,487
900,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	1,023,944
114,000		Rohm & Haas Co., 6.00%, 9/15/2017	126,170
		TOTAL	5,149,043
		Basic Industry - Metals & Mining—5.4%
1,000,000		Alcoa, Inc., 5.87%, 2/23/2022	1,107,736
750,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	873,382
750,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 2.625%, 4/3/2017	759,506
100,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 4.45%, 9/27/2020	104,037
630,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	556,384
1,000,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	913,906
660,000		ArcelorMittal SA, Sr. Unsecd. Note, 5.00%, 2/25/2017	688,050
300,000		ArcelorMittal SA, Sr. Unsecd. Note, 5.75%, 8/5/2020	312,375
80,000		ArcelorMittal SA, Sr. Unsecd. Note, 7.25%, 3/1/2041	81,200
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	234,625
850,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	904,019
1,020,000	[1,2]	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	1,040,910
700,000	[1,2]	Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	591,500
280,000	[1,2]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	289,934
470,000	[1,2]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	424,743
1,200,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	1,178,075
435,000		Rio Tinto Finance USA Ltd., Company Guarantee, 6.50%, 7/15/2018	498,408
1,570,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	1,496,783
1,430,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	1,626,260
		TOTAL	13,681,833
		Basic Industry - Paper—0.6%
460,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 4.70%, 3/15/2021	499,567
200,000		Westvaco Corp., 7.65%, 3/15/2027	218,838
700,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	762,369
		TOTAL	1,480,774
		Capital Goods - Aerospace & Defense—0.8%
1,619,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	1,733,949
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2021	328,834
		TOTAL	2,062,783
		Capital Goods - Building Materials—0.5%
620,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	719,200
195,000		Valmont Industries, Inc., 5.25%, 10/1/2054	197,573
341,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	400,663
		TOTAL	1,317,436
		Capital Goods - Construction Machinery—0.4%
1,010,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	1,133,817
		Capital Goods - Diversified Manufacturing—1.9%
450,000		ABB Finance USA, Inc., Sr. Unsecd. Note, 2.875%, 5/8/2022	452,994
Annual Shareholder Report
5

Principal Amount			Value
		CORPORATE BONDS—continued
		Capital Goods - Diversified Manufacturing—continued
$1,045,000		Harsco Corp., 5.75%, 5/15/2018	$1,102,475
800,000	[1,2]	Hutchison Whampoa International 14 Ltd., Unsecd. Note, Series 144A, 1.625%, 10/31/2017	793,954
1,190,000		Pentair Ltd., Company Guarantee, 5.00%, 5/15/2021	1,325,453
910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, Series 144A 6.00%, 2/15/2067	828,100
295,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	308,802
		TOTAL	4,811,778
		Capital Goods - Packaging—0.2%
470,000		Packaging Corp. of America, Sr. Unsecd. Note, 3.90%, 6/15/2022	482,807
		Communications - Cable & Satellite—2.9%
1,090,000		DIRECTV Holdings LLC, Company Guarantee, 5.00%, 3/1/2021	1,190,227
1,890,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.15%, 4/30/2020	2,147,299
2,000,000		Time Warner Cable, Inc., Company Guarantee, 5.00%, 2/1/2020	2,206,456
600,000		Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	699,749
800,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	1,078,407
		TOTAL	7,322,138
		Communications - Media & Entertainment—2.1%
200,000		21st Century Fox America, Inc., Sr. Unsecd. Note, 4.00%, 10/1/2023	212,748
300,000	[1,2]	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	302,447
750,000		CBS Corp., 3.70%, 8/15/2024	749,447
420,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	426,060
1,679,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.25%, 11/15/2017	1,683,463
595,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	611,803
250,000		Viacom, Inc., 2.50%, 9/1/2018	252,430
900,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	966,027
		TOTAL	5,204,425
		Communications - Telecom Wireless—3.1%
780,000		America Movil S.A.B. de C.V., 3.125%, 7/16/2022	771,529
1,000,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	1,062,740
4,300,000	[1,2]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 1/15/2017	4,558,385
720,000	[1,2]	SBA Tower Trust, Series 144A, 5.101%, 4/17/2017	758,400
620,000		Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	649,542
		TOTAL	7,800,596
		Communications - Telecom Wirelines—2.2%
1,000,000		CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	1,085,000
750,000		Rogers Communications, Inc., Company Guarantee, 6.80%, 8/15/2018	866,311
730,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	751,339
250,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	329,890
600,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	621,614
1,735,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	1,917,199
		TOTAL	5,571,353
		Consumer Cyclical - Automotive—3.9%
700,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 1.875%, 1/11/2018	702,946
1,300,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 2.95%, 1/11/2017	1,341,627
1,650,000		Ford Motor Credit Co., Sr. Unsecd. Note, 2.375%, 1/16/2018	1,660,768
850,000		Ford Motor Credit Co., Sr. Unsecd. Note, 3.00%, 6/12/2017	872,673
420,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	422,100
460,000	[1,2]	Harley-Davidson Financial Services, Inc., Sr. Unsecd. Note, Series 144A, 2.70%, 3/15/2017	471,870
900,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 8/9/2018	918,957
1,600,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	1,658,069
740,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.60%, 4/12/2016	769,314
Annual Shareholder Report
6

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Automotive—continued
$1,000,000	[1,2]	Volkswagen International Finance NV, Company Guarantee, Series 144A, 2.375%, 3/22/2017	$1,020,008
		TOTAL	9,838,332
		Consumer Cyclical - Leisure—0.4%
1,000,000	[1]	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	1,111,178
		Consumer Cyclical - Lodging—0.3%
450,000		Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	487,125
275,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	270,145
		TOTAL	757,270
		Consumer Cyclical - Retailers—0.6%
1,100,000		Advance Auto Parts, Inc., 4.50%, 12/1/2023	1,167,685
450,000		Bed Bath & Beyond, Inc., 5.165%, 8/1/2044	470,469
		TOTAL	1,638,154
		Consumer Cyclical - Services—0.9%
325,000	[1,2]	Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series 144A, 2.50%, 11/28/2019	320,984
325,000	[1,2]	Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series 144A, 3.60%, 11/28/2024	323,015
250,000		Boston University, Series MTNA, 7.625%, 7/15/2097	326,970
350,000		Expedia, Inc., 4.50%, 8/15/2024	354,105
350,000		Expedia, Inc., Company Guarantee, 5.95%, 8/15/2020	391,587
370,000		University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	504,214
		TOTAL	2,220,875
		Consumer Non-Cyclical - Food/Beverage—3.4%
900,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 4.625%, 2/15/2020	986,139
1,020,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 3.20%, 1/25/2023	1,000,864
500,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	503,215
660,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	697,491
2,050,000	[1,2]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	2,009,203
1,000,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.00%, 2/1/2024	1,048,212
1,000,000		PepsiCo, Inc., 2.25%, 1/7/2019	1,012,373
250,000		Sysco Corp., Sr. Unsecd. Note, 3.50%, 10/2/2024	258,188
600,000		Tyson Foods, Inc., 3.95%, 8/15/2024	621,444
475,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	515,070
		TOTAL	8,652,199
		Consumer Non-Cyclical - Health Care—0.6%
590,000	[1,2]	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	593,004
490,000		Becton, Dickinson and Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	505,311
425,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 3.30%, 2/15/2022	426,373
		TOTAL	1,524,688
		Consumer Non-Cyclical - Pharmaceuticals—0.3%
300,000		Dentsply International, Inc., Sr. Unsecd. Note, 2.75%, 8/15/2016	306,751
330,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 3.50%, 2/1/2025	339,414
		TOTAL	646,165
		Consumer Non-Cyclical - Supermarkets—0.3%
610,000		Kroger Co., Bond, 6.90%, 4/15/2038	814,373
		Consumer Non-Cyclical - Tobacco—0.3%
400,000		Altria Group, Inc., Sr. Unsecd. Note, 4.00%, 1/31/2024	417,826
360,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.00%, 8/4/2041	456,097
		TOTAL	873,923
		Energy - Independent—1.2%
600,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	586,921
232,000		Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	228,312
Annual Shareholder Report
7

Principal Amount			Value
		CORPORATE BONDS—continued
		Energy - Independent—continued
$1,000,000		Petroleos Mexicanos, 6.50%, 6/2/2041	$1,152,500
800,000		Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	870,000
175,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	182,262
		TOTAL	3,019,995
		Energy - Integrated—2.6%
1,300,000		BP Capital Markets PLC, 1.375%, 5/10/2018	1,278,073
1,000,000		BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	1,030,826
530,000	[1,2]	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	662,488
585,000		Husky Energy, Inc., 4.00%, 4/15/2024	575,668
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,375,700
975,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	841,015
1,000,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	931,570
		TOTAL	6,695,340
		Energy - Midstream—2.2%
565,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	593,107
460,000		Enterprise Products Operating LLC, 3.90%, 2/15/2024	469,378
280,000	[1,2]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	309,278
1,600,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	1,725,064
540,000	[1,2]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	512,718
1,110,000		Williams Partners LP, 5.25%, 3/15/2020	1,206,311
360,000		Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	346,695
380,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	389,814
		TOTAL	5,552,365
		Energy - Oil Field Services—0.6%
450,000		Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	422,154
1,000,000		Weatherford International Ltd., 6.00%, 3/15/2018	1,068,286
		TOTAL	1,490,440
		Energy - Refining—0.6%
275,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	270,046
215,000		Valero Energy Corp., 7.50%, 4/15/2032	270,879
240,000		Valero Energy Corp., 9.375%, 3/15/2019	299,580
635,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	752,064
		TOTAL	1,592,569
		Financial Institution - Banking—18.5%
500,000		American Express Credit Corp., Series MTN, 1.55%, 9/22/2017	501,346
1,180,000		Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	1,232,419
450,000		Associated Banc-Corp., Sub., 4.25%, 1/15/2025	452,140
725,000		BB&T Corp., Series MTN, 2.45%, 1/15/2020	723,921
500,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.25%, 2/1/2019	501,500
1,000,000		Bank of America Corp., Series L, 2.65%, 4/1/2019	1,008,339
1,000,000		Bank of America Corp., Sr. Unsecd. Note, 2.00%, 1/11/2018	999,967
825,000		Bank of America Corp., Sr. Unsecd. Note, 5.75%, 12/1/2017	912,222
975,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.70%, 8/25/2017	975,916
1,500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.00%, 5/13/2021	1,676,079
600,000		Bank of Montreal, Sr. Unsecd. Note, Series MTN, 1.45%, 4/9/2018	593,069
700,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.30%, 9/11/2019	703,924
550,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	551,399
700,000		Capital One Bank, Sr. Unsecd. Note, 2.40%, 9/5/2019	697,347
620,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.15%, 11/21/2018	617,333
340,000		Capital One Financial Corp., Sr. Unsecd. Note, 2.45%, 4/24/2019	339,565
Annual Shareholder Report
8

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$1,000,000		Citigroup, Inc., Sr. Note, 5.375%, 8/9/2020	$1,137,945
640,000		Citigroup, Inc., Sr. Unsecd. Note, 4.45%, 1/10/2017	676,895
150,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	164,162
735,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 3/5/2038	1,004,719
910,000	[1,2]	Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	932,952
480,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	535,165
1,000,000		Comerica Bank, Sub. Note, 5.20%, 8/22/2017	1,087,646
200,000		Comerica, Inc., Sr. Unsecd. Note, 2.125%, 5/23/2019	198,869
400,000		Compass Bank, Birmingham, Sr. Unsecd. Note, 2.75%, 9/29/2019	400,843
1,000,000		Fifth Third Bancorp, Sub., 5.45%, 1/15/2017	1,073,690
1,900,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.25%, 2/1/2041	2,410,458
1,840,000		HSBC USA, Inc., Sr. Unsecd. Note, 1.625%, 1/16/2018	1,834,263
600,000		Huntington National Bank, Sr. Unsecd. Note, 2.20%, 4/1/2019	596,951
250,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.35%, 1/28/2019	251,874
1,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	1,093,411
2,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,980,762
410,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.25%, 5/6/2019	409,049
250,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 9/26/2018	253,906
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 5.629%, 12/1/2021	2,552,679
600,000		Morgan Stanley, Sr. Unsecd. Note, 4.75%, 3/22/2017	639,490
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.75%, 1/25/2021	1,114,958
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	564,796
2,010,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 6.625%, 4/1/2018	2,291,153
1,000,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	1,013,509
2,110,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 3/9/2017	2,228,168
400,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	431,930
1,500,000	[1,2]	PNC Preferred Funding LLC, Jr. Sub. Note, Series 144A, 1.891%, 3/29/2049	1,417,500
1,400,000	[1,2]	Santander US Debt SA Unipersonal, Bank Guarantee, Series 144A, 3.781%, 10/7/2015	1,429,904
700,000		State Street Corp., Sr. Unsecd. Note, 3.30%, 12/16/2024	711,962
530,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.50%, 5/1/2019	534,015
1,175,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	1,312,456
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	2,233,034
		TOTAL	47,005,600
		Financial Institution - Broker/Asset Mgr/Exchange—2.2%
500,000	[1,2]	CME Group Index Services LLC, Company Guarantee, Series 144A, 4.40%, 3/15/2018	541,447
170,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	186,575
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	378,275
96,000		Eaton Vance Corp., Sr. Unsecd. Note, 6.50%, 10/2/2017	107,787
350,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 5/20/2020	388,648
800,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	885,699
400,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	409,358
835,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	953,370
90,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 4.25%, 4/15/2016	93,360
193,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	220,227
240,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 8.60%, 8/15/2019	298,563
190,000		Stifel Financial Corp., 4.25%, 7/18/2024	191,498
500,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	507,814
450,000	[1,2]	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 2.95%, 11/1/2019	451,374
		TOTAL	5,613,995
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—3.7%
$1,560,000		Discover Bank, Sr. Unsecd. Note, 2.00%, 2/21/2018	$1,557,108
463,000		Discover Bank, Sub., Series BKNT, 8.70%, 11/18/2019	573,151
1,487,000		Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	1,515,435
1,500,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 4.625%, 1/7/2021	1,674,096
400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	406,000
1,300,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	1,544,349
1,000,000	[1,2]	Lukoil International Finance BV, Series 144A, 6.356%, 6/7/2017	950,590
960,000	[1,2]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	1,088,560
		TOTAL	9,309,289
		Financial Institution - Insurance - Life—5.8%
910,000	[1,2]	AXA Equitable Life Insurance Co., Sub., Series 144A, 7.70%, 12/1/2015	961,336
580,000		Aflac, Inc., Sr. Unsecd. Note, 6.90%, 12/17/2039	785,180
1,790,000		Aflac, Inc., Sr. Unsecd. Note, 8.50%, 5/15/2019	2,239,107
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	853,233
1,000,000		American International Group, Inc., Sr. Unsecd. Note, 6.40%, 12/15/2020	1,193,978
500,000		Lincoln National Corp., Sr. Secd. Note, 8.75%, 7/1/2019	625,364
290,000		Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	308,509
1,270,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	2,055,710
2,300,000		MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	2,574,171
500,000	[1,2]	New York Life Global Funding, Series 144A, 1.45%, 12/15/2017	498,950
350,000	[1,2]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	513,754
310,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	310,433
400,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.60%, 5/15/2044	423,299
1,000,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.10%, 6/15/2017	1,104,891
250,000	[1]	Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	337,720
		TOTAL	14,785,635
		Financial Institution - Insurance - P&C—2.6%
300,000		ACE INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	303,756
330,000		CNA Financial Corp., 6.50%, 8/15/2016	357,165
660,000		CNA Financial Corp., Sr. Unsecd. Note, 5.75%, 8/15/2021	753,225
680,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	777,185
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	1,262,738
500,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.85%, 8/1/2044	510,243
1,000,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	1,594,294
1,050,000	[1,2]	ZFS Finance USA Trust II, Jr. Sub. Note, Series 144A, 6.45%, 12/15/2065	1,111,604
		TOTAL	6,670,210
		Financial Institution - REIT - Apartment—0.6%
650,000		Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	653,587
550,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	542,888
300,000		UDR, Inc., Company Guarantee, 4.625%, 1/10/2022	324,322
		TOTAL	1,520,797
		Financial Institution - REIT - Healthcare—0.6%
960,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	1,104,812
500,000		Healthcare Trust of America, 3.70%, 4/15/2023	495,446
		TOTAL	1,600,258
		Financial Institution - REIT - Office—1.7%
450,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	479,364
680,000		Boston Properties LP, Sr. Unsecd. Note, 3.80%, 2/1/2024	700,121
1,200,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	1,375,962
Annual Shareholder Report
10

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Office—continued
$1,700,000		HRPT Properties Trust, Sr. Unsecd. Note, 6.25%, 6/15/2017	$1,833,122
		TOTAL	4,388,569
		Financial Institution - REIT - Other—0.8%
163,000		ProLogis, Inc., Sr. Unsecd. Note, 6.875%, 3/15/2020	191,665
750,000		ProLogis LP, Sr. Unsecd. Note, 3.35%, 2/1/2021	761,071
600,000		ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	635,098
450,000		WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	473,370
		TOTAL	2,061,204
		Financial Institution - REIT - Retail—0.8%
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	977,143
470,000		Regency Centers LP, Company Guarantee, 4.80%, 4/15/2021	512,457
500,000		Simon Property Group LP, 6.125%, 5/30/2018	569,489
		TOTAL	2,059,089
		Municipal Services—1.2%
895,000	[1,2]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	1,003,492
1,795,000	[1,2]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	1,971,018
		TOTAL	2,974,510
		Sovereign—1.0%
560,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.75%, 1/15/2016	574,403
320,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	345,052
510,000		Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	723,075
900,000	[1,2]	Qatar, Government of, Series 144A, 5.25%, 1/20/2020	1,010,250
		TOTAL	2,652,780
		Technology—4.9%
420,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	410,149
940,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	935,682
400,000		Apple, Inc., Sr. Unsecd. Note, 1.00%, 5/3/2018	393,868
250,000		Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	243,272
125,000		Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	138,097
1,200,000		BMC Software, Inc., 7.25%, 6/1/2018	1,167,000
430,000		Corning, Inc., Unsecd. Note, 4.75%, 3/15/2042	460,784
915,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.50%, 4/15/2023	911,135
305,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	308,672
1,370,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	1,552,493
2,000,000		Hewlett-Packard Co., Sr. Unsecd. Note, 3.30%, 12/9/2016	2,067,024
670,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	712,756
460,000	[1,2]	Keysight Technologies, Inc., Sr. Unsecd. Note, Series 144A, 4.55%, 10/30/2024	461,087
750,000		Oracle Corp., Sr. Unsecd. Note, 2.80%, 7/8/2021	760,452
750,000		Oracle Corp., Sr. Unsecd. Note, 3.40%, 7/8/2024	767,464
285,000		SAIC, Inc., Company Guarantee, 5.95%, 12/1/2040	261,619
195,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	201,296
670,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	719,925
		TOTAL	12,472,775
		Transportation - Airlines—1.1%
171,433		Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	188,250
2,310,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 3/1/2017	2,475,946
		TOTAL	2,664,196
		Transportation - Railroads—1.5%
101,756		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.57%, 1/2/2021	114,717
1,100,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,149,502
Annual Shareholder Report
11

Principal Amount			Value
		CORPORATE BONDS—continued
		Transportation - Railroads—continued
$1,250,000		Kansas City Southern de Mexico SA de CV, Sr. Unsecd. Note, 3.00%, 5/15/2023	$1,217,515
750,000		Union Pacific Corp., 2.95%, 1/15/2023	759,195
300,000		Union Pacific Corp., Sr. Unsecd. Note, 3.646%, 2/15/2024	318,124
150,000		Union Pacific Corp., Sr. Unsecd. Note, 3.75%, 3/15/2024	160,726
		TOTAL	3,719,779
		Transportation - Services—1.9%
1,695,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	1,904,509
530,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	623,365
1,120,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 3.75%, 5/11/2017	1,171,252
425,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.45%, 11/15/2018	425,443
625,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.50%, 6/1/2017	651,322
		TOTAL	4,775,891
		Utility - Electric—4.8%
880,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	864,739
1,219,303		Bruce Mansfield Unit 1 2, Pass Thru Cert., 6.85%, 6/1/2034	1,323,261
1,000,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	1,054,000
1,975,000		Entergy Louisiana LLC, 1st Mtg. Bond, 5.40%, 11/1/2024	2,311,526
550,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.25%, 6/15/2022	572,459
500,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 5.75%, 10/1/2041	566,115
220,000		FirstEnergy Solutions Corp., Company Guarantee, 6.05%, 8/15/2021	243,948
235,000		Great Plains Energy, Inc., Note, 4.85%, 6/1/2021	257,654
664,978	[1,2]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/1/2017	707,774
900,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.40%, 9/15/2019	900,138
366,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.70%, 9/15/2019	370,171
1,090,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	1,156,547
235,000		PSEG Power LLC, Sr. Unsecd. Note, 2.45%, 11/15/2018	235,590
425,000		PSEG Power LLC, Sr. Unsecd. Note, 4.15%, 9/15/2021	448,375
230,000		TECO Finance, Inc., Company Guarantee, 5.15%, 3/15/2020	257,119
800,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	851,906
81,305		Waterford 3 Funding Corp., 8.09%, 1/2/2017	81,352
		TOTAL	12,202,674
		Utility - Natural Gas—1.6%
1,000,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.20%, 9/15/2021	1,046,025
1,600,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	1,621,059
1,200,000		Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	1,213,559
300,000	[1,2]	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	304,598
		TOTAL	4,185,241
		TOTAL CORPORATE BONDS (IDENTIFIED COST $230,722,134)	243,109,141
		MORTGAGE-BACKED SECURITIES—0.1%
		Federal Home Loan Mortgage Corporation—0.0%
1,633		Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	1,967
		Federal National Mortgage Association—0.0%
123		Federal National Mortgage Association, Pool 50276, 9.50%, 2/1/2020	140
		Government National Mortgage Association—0.1%
4,068		Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	4,693
5,462		Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	6,291
7,050		Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	8,211
10,445		Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	12,036
14,845		Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	17,105
Annual Shareholder Report
12

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$1,243	Government National Mortgage Association, Pool 276337, 10.00%, 8/15/2019	$1,411
10,618	Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	12,421
3,065	Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	3,555
6,595	Government National Mortgage Association, Pool 3040, 7.00%, 2/20/2031	7,726
22,012	Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	25,503
18,606	Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	21,586
37,863	Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	43,788
1,679	Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	1,966
5,859	Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	7,071
	TOTAL	173,363
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $151,327)	175,470
	MUNICIPAL BOND—0.2%
	Municipal Services—0.2%
410,000	Chicago, IL, Taxable Project and Refunding Series 2012B GO Bonds, 5.432% Bonds, 1/1/2042 (IDENTIFIED COST $410,000)	383,539
	COLLATERALIZED MORTGAGE OBLIGATION—0.6%
	Commercial Mortgage—0.6%
1,500,000	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.5596%, 8/15/2039 (IDENTIFIED COST $1,488,320)	1,540,198
	FOREIGN GOVERNMENT/AGENCY—0.1%
	Sovereign—0.1%
225,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021 (IDENTIFIED COST $224,367)	237,937
	U.S. TREASURY—0.2%
	U.S. Treasury Note—0.2%
600,000	United States Treasury Note, 1.50%, 8/31/2018 (IDENTIFIED COST $601,338)	602,758
	REPURCHASE AGREEMENT—2.0%
5,167,000	Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729. (AT COST)	5,167,000
	TOTAL INVESTMENTS—98.8% (IDENTIFIED COST $238,764,486)[3]	251,216,043
	OTHER ASSETS AND LIABILITIES - NET—1.2%[4]	2,995,722
	TOTAL NET ASSETS—100%	$254,211,765
Annual Shareholder Report
13

At December 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5U.S. Treasury Note 5-Year Long Futures	288	$34,251,750	March 2015	$92,324
5U.S. Treasury Long Bond Short Futures	275	$39,754,688	March 2015	$(1,188,704)
5U.S. Treasury Note 2-Year Short Futures	100	$21,859,375	March 2015	$11,277
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,085,103)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $52,215,193, which represented 20.5% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $50,766,295, which represented 20.0% of total net assets.
3	The cost of investments for federal tax purposes amounts to $238,764,716.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$243,109,141	$—	$243,109,141
Mortgage-Backed Securities	—	175,470	—	175,470
Municipal Bond	—	383,539	—	383,539
Collateralized Mortgage Obligation	—	1,540,198	—	1,540,198
Foreign Government/Agency	—	237,937	—	237,937
U.S. Treasury	—	602,758	—	602,758
Repurchase Agreement	—	5,167,000	—	5,167,000
TOTAL SECURITIES	$—	$251,216,043	$—	$251,216,043
OTHER FINANCIAL INSTRUMENTS*	$(1,085,103)	$—	$—	$(1,085,103)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
GO	—General Obligation
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.43	$11.80	$11.21	$11.55	$11.20
Income From Investment Operations:
Net investment income[1]	0.40	0.41	0.44	0.50	0.52
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.29)	0.62	(0.24)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.12	1.06	0.26	0.92
Less Distributions:
Distributions from net investment income	(0.44)	(0.49)	(0.47)	(0.60)	(0.57)
Net Asset Value, End of Period	$11.42	$11.43	$11.80	$11.21	$11.55
Total Return[2]	3.79%	1.04%	9.72%	2.27%	8.50%
Ratios to Average Net Assets:
Net expenses[3]	0.73%	0.73%	0.73%	0.70%	0.70%
Net investment income	3.53%	3.55%	3.86%	4.44%	4.61%
Expense waiver/reimbursement	0.04%	0.06%	0.03%	0.06%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$220,355	$230,647	$255,527	$265,952	$214,644
Portfolio turnover	18%	23%	37%	35%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.38	$11.75	$11.16	$11.50	$11.15
Income From Investment Operations:
Net investment income[1]	0.38	0.38	0.41	0.48	0.49
Net realized and unrealized gain (loss) on investments and futures contracts	0.01	(0.29)	0.62	(0.25)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.09	1.03	0.23	0.89
Less Distributions:
Distributions from net investment income	(0.40)	(0.46)	(0.44)	(0.57)	(0.54)
Net Asset Value, End of Period	$11.37	$11.38	$11.75	$11.16	$11.50
Total Return[2]	3.51%	0.75%	9.45%	1.99%	8.28%
Ratios to Average Net Assets:
Net expenses	0.98%	0.98%	0.98%	0.95%	0.95%
Net investment income	3.29%	3.29%	3.62%	4.21%	4.36%
Expense waiver/reimbursement[3]	0.04%	0.06%	0.03%	0.06%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$33,857	$38,536	$47,074	$52,191	$63,962
Portfolio turnover	18%	23%	37%	35%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value (identified cost $238,764,486)		$251,216,043
Cash		734
Restricted cash (Note 2)		555,216
Income receivable		2,676,835
Receivable for shares sold		104,387
TOTAL ASSETS		254,553,215
Liabilities:
Payable for shares redeemed	$231,005
Payable for daily variation margin	37,031
Payable for Directors'/Trustees' fees (Note 5)	104
Payable for auditing fees	22,500
Payable for portfolio accounting fees	18,189
Payable for distribution services fee (Note 5)	7,274
Payable for printing and postage	16,577
Accrued expenses (Note 5)	8,770
TOTAL LIABILITIES		341,450
Net assets for 22,277,151 shares outstanding		$254,211,765
Net Assets Consist of:
Paid-in capital		$237,282,857
Net unrealized appreciation of investments and futures contracts		11,366,454
Accumulated net realized loss on investments and futures contracts		(3,702,022)
Undistributed net investment income		9,264,476
TOTAL NET ASSETS		$254,211,765
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$220,354,856 ÷ 19,300,289 shares outstanding, no par value, unlimited shares authorized		$11.42
Service Shares:
$33,856,909 ÷ 2,976,862 shares outstanding, no par value, unlimited shares authorized		$11.37
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Interest		$11,303,577
Expenses:
Investment adviser fee (Note 5)	$1,588,481
Administrative fee (Note 5)	207,008
Custodian fees	14,165
Transfer agent fee	26,454
Directors'/Trustees' fees (Note 5)	2,344
Auditing fees	22,500
Legal fees	12,864
Portfolio accounting fees	111,903
Distribution services fee (Note 5)	91,707
Printing and postage	61,453
Miscellaneous (Note 5)	9,081
TOTAL EXPENSES	2,147,960
Waiver of investment adviser fee (Note 5)	(110,628)
Net expenses		2,037,332
Net investment income		9,266,245
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		3,983,846
Net realized loss on futures contracts		(6,057,420)
Net change in unrealized appreciation of investments		3,903,184
Net change in unrealized appreciation of futures contracts		(1,154,835)
Net realized and unrealized gain on investments and futures contracts		674,775
Change in net assets resulting from operations		$9,941,020
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,266,245	$9,952,356
Net realized gain (loss) on investments and futures contracts	(2,073,574)	6,788,291
Net change in unrealized appreciation/depreciation of investments and futures contracts	2,748,349	(14,161,848)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	9,941,020	2,578,799
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(8,630,882)	(10,282,335)
Service Shares	(1,321,729)	(1,734,793)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,952,611)	(12,017,128)
Share Transactions:
Proceeds from sale of shares	17,000,776	18,658,426
Net asset value of shares issued to shareholders in payment of distributions declared	9,952,611	12,017,128
Cost of shares redeemed	(41,913,330)	(54,655,532)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,959,943)	(23,979,978)
Change in net assets	(14,971,534)	(33,418,307)
Net Assets:
Beginning of period	269,183,299	302,601,606
End of period (including undistributed net investment income of $9,264,476 and $9,950,842, respectively)	$254,211,765	$269,183,299
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price except that options are valued at the mean of closing bid and asked quotations. .
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
20

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Services Shares may bear distribution services fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Annual Shareholder Report
21

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage yield curve and duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $56,684,695 and $99,106,158, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	3/24/2010	$1,000,000	$1,111,178
Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	5/14/1999 – 9/29/1999	$248,411	$337,720
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$1,085,103*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report
22

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(6,057,420)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(1,154,835)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2014		2013
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,374,350	$15,753,134	1,534,716	$17,581,313
Shares issued to shareholders in payment of distributions declared	770,614	8,630,882	900,380	10,282,335
Shares redeemed	(3,026,001)	(34,660,458)	(3,902,619)	(44,745,518)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(881,037)	$(10,276,442)	(1,467,523)	$(16,881,870)

Year Ended December 31	2014		2013
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	108,783	$1,247,642	95,171	$1,077,113
Shares issued to shareholders in payment of distributions declared	118,223	1,321,729	152,308	1,734,793
Shares redeemed	(635,688)	(7,252,872)	(867,085)	(9,910,014)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(408,682)	$(4,683,501)	(619,606)	$(7,098,108)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,289,719)	$(14,959,943)	(2,087,129)	$(23,979,978)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(116)	$116
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013 was as follows:
	2014	2013
Ordinary income	$9,952,611	$12,017,128
Annual Shareholder Report
23

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$9,264,476
Net unrealized appreciation	$12,451,327
Capital loss carryforwards	$(4,786,895)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2014, the cost of investments for federal tax purposes was $238,764,716. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $12,451,327. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,758,659 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,307,332.
At December 31, 2014, the Fund had a capital loss carryforward of $4,786,895 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$2,842,658	$385,633	$3,228,291
2017	$1,558,604	NA	$1,558,604
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the Adviser voluntarily waived $110,628 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$91,707
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2014, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2014, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur the fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.73% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2014, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $1,291,288.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$47,276,949
Sales	$69,570,218
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$996.50	$3.67
Service Shares	$1,000	$994.80	$4.93
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.53	$3.72
Service Shares	$1,000	$1,020.27	$4.99
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.73%
Service Shares	0.98%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Quality Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Annual Shareholder Report
32

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
33

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
34

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2014
Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2014 through December 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 4.62%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Barclays Mortgage-Backed Securities Index and Barclays Government Index, returned 5.70% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 (b) sector allocation; and (c) security selection. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
MARKET OVERVIEW
Relative to global economic expansion, the United States was a bright spot, posting strong growth with declining unemployment and rising consumer confidence. Consistent with improving economic prospects, the Federal Reserve (the “Fed”) completed its quantitative easing (QE) program while European and Asian central banks embarked on QE strategies designed to aid growth and combat disinflationary trends.
The rate of domestic job creation was robust and reduced the unemployment rate to 5.7%, the lowest level since 2008. With the exception of first quarter gross domestic product, which was hampered by extreme winter weather, the rate of growth was strong, averaging 4.8% in the second and third quarters (fourth quarter growth was unavailable at time of publication). Investors turned their attention to potential rate hikes based on the pace of growth and the Fed's emphasis on improving labor markets as a condition for tighter monetary policy. Most central banks across the globe remained in a protracted easing cycle as Japan and Europe unveiled new and controversial QE programs.
Concerns with recession, potential deflation and geopolitical risks overwhelmed U.S. economic performance and drove Treasury yields downward. The collapse of commodity prices, most notably oil, reduced inflation and led to capital outflows from numerous commodity-based economies. In addition, Europe's sub-par growth and deflationary concerns, along with Middle East and Russia/Ukraine conflicts, supported the bid for U.S. Treasury securities, driving yields downward.3
Spread sectors put in a mixed performance relative to Treasuries. Compared to similar duration Treasuries, the corporate and high-yield sectors lagged while commercial and residential mortgage-backed securities (MBS)4 outperformed. Long duration Treasuries posted the highest levels of total return due to the yield decline which was most significant for longer maturities. The two-year U.S. Treasury yield increased 29 basis points to yield 0.67%, while the 10-year yield fell 86 basis points to 2.17%.
DURATION
Portfolio interest rate sensitivity was consistently below that of the Blended Index based on an expectation of stronger economic growth and, therefore, higher market yields. Despite the broad U.S. expansion, numerous global factors resulted in strong demand for U.S. Treasury notes and bonds, and yields fell. The negative impact from the interest rate strategy was significant. A portion of this strategy utilized derivatives, specifically Treasury futures.5 Treasury futures were sold as part of a policy that lowered the portfolio's effective duration relative to that of the Blended Index.
Sector Allocation
Commercial MBS (CMBS) performed well during the period as improving U.S. real estate markets, coupled with strong demand, produced returns that exceeded similar duration Treasuries. Non-agency residential MBS also performed well, with a positive impact on Fund performance. Overall, sector strategy proved beneficial to Fund performance.
Annual Shareholder Report
1

SECURITY SELECTION
Within the sector strategy, security selection aided Fund performance particularly in the CMBS allocation. For example, longer duration agency-issued commercial mortgages experienced significant spread tightening which resulted in capital appreciation. In residential MBS, the price premium increased–relative to generic MBS–for certain loan characteristics during the course of the year. Overall, security selection aided Fund performance.
1	The Barclays Mortgage-Backed Securities Index and Barclays Government Index returned 6.08% and 4.92%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II from December 31, 2004 to December 31, 2014, compared to the Barclays Mortgage-Backed Securities Index (BMBS),2 the Barclays Government Index (BGI)3 and a blended index comprised of 67% Barclays Mortgage-Backed Securities Index and 33% Barclays Government Index (“Blended Index”).2,3 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Fund	4.62%	3.26%	3.82%
BMBS	6.08%	3.73%	4.75%
BGI	4.92%	3.70%	4.29%
Blended Index	5.70%	3.73%	4.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BMBS, BGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	48.8%
U.S. Government Agency Commercial Mortgage-Backed Securities	15.8%
U.S. Treasury Securities	15.5%
Non-Agency Commercial Mortgage-Backed Securities	7.4%
Non-Agency Mortgage-Backed Securities	7.0%
U.S. Government Agency Securities	3.7%
Derivative Contracts[2,3]	(0.0)%
Repurchase Agreements—Collateral[4]	3.2%
Repurchase Agreements	1.7%
Other Assets and Liabilities—Net[5]	(3.1)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2014
Principal Amount			Value
		U.S. TREASURY—15.5%
		U.S. Treasury Bonds—3.0%
$2,000,000		2.750%, 8/15/2042	$1,999,896
1,250,000		3.000%, 11/15/2044	1,313,379
1,500,000		3.375%, 5/15/2044	1,689,062
370,000		7.500%, 11/15/2024	546,704
		TOTAL	5,549,041
		U.S. Treasury Notes—12.5%
5,000,000		0.500%, 8/31/2016	4,996,679
2,000,000		0.875%, 7/31/2019	1,938,021
2,000,000	[1]	1.500%, 8/31/2018	2,009,193
3,500,000		2.000%, 2/15/2023	3,484,050
1,500,000		2.250%, 11/15/2024	1,510,664
2,000,000		2.375%, 8/15/2024	2,036,328
1,500,000		2.750%, 2/15/2024	1,577,793
5,500,000	[2]	3.125%, 5/15/2021	5,900,397
		TOTAL	23,453,125
		TOTAL U.S. TREASURY (IDENTIFIED COST $28,090,701)	29,002,166
		GOVERNMENT AGENCIES—3.7%
		Federal Farm Credit System—0.7%
1,000,000		5.750%, 12/7/2028	1,290,682
		Federal Home Loan Bank System—0.8%
1,100,000		7.125%, 2/15/2030	1,608,890
		Federal Home Loan Mortgage Corporation—0.9%
1,500,000		5.625%, 11/23/2035	1,570,556
72,000		6.750%, 9/15/2029	105,804
		TOTAL	1,676,360
		Tennessee Valley Authority Bonds—1.3%
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	2,412,287
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,627,082)	6,988,219
		MORTGAGE-BACKED SECURITIES—47.6%
		Federal Home Loan Mortgage Corporation—18.7%
2,682,036		3.000%, 8/1/2043	2,714,762
6,011,978		3.500%, 4/1/2042 - 9/1/2043	6,264,101
5,943,813		4.000%, 12/1/2041 - 1/1/2042	6,345,418
7,262,091		4.500%, 6/1/2019 - 4/1/2041	7,856,474
3,708,729		5.000%, 7/1/2019 - 6/1/2040	4,060,301
4,563,790		5.500%, 12/1/2020 - 3/1/2040	5,118,008
1,423,723		6.000%, 4/1/2016 - 7/1/2037	1,607,688
240,988		6.500%, 6/1/2022 - 5/1/2031	275,230
609,731		7.000%, 12/1/2029 - 4/1/2032	712,479
74,442		7.500%, 12/1/2030 - 1/1/2031	88,905
9,933		8.500%, 5/1/2030	12,121
3,460		9.000%, 2/1/2025 - 5/1/2025	4,142
		TOTAL	35,059,629
		Federal National Mortgage Association—18.4%
7,557,663		3.500%, 8/1/2042 - 9/1/2042	7,897,991
Annual Shareholder Report
5

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal National Mortgage Association—continued
$10,121,959		4.000%, 2/1/2041 - 4/1/2042	$10,830,062
8,046,610		4.500%, 12/1/2019 - 2/1/2042	8,756,018
1,897,437		5.000%, 7/1/2034 - 7/1/2040	2,098,733
1,452,245		5.500%, 11/1/2021 - 4/1/2036	1,627,622
2,230,441		6.000%, 4/1/2016 - 3/1/2038	2,507,264
197,264		6.500%, 6/1/2029 - 11/1/2035	228,378
300,499		7.000%, 3/1/2015 - 4/1/2032	351,565
13,359		7.500%, 8/1/2028 - 2/1/2030	15,813
14,090		8.000%, 7/1/2030	17,047
		TOTAL	34,330,493
		Government National Mortgage Association—10.5%
7,399,209		3.500%, 6/15/2042	7,779,833
5,885,906		4.500%, 6/20/2039 - 8/20/2040	6,472,289
919,633		5.000%, 7/15/2034	1,018,507
679,375		5.500%, 5/20/2035	760,009
2,428,304		6.000%, 4/15/2032 - 7/20/2038	2,762,671
683,286		6.500%, 12/15/2023 - 5/15/2032	793,325
28,321		7.500%, 10/15/2029 - 3/20/2030	33,731
2,600		8.000%, 4/15/2030	3,114
1,035		9.500%, 11/15/2016	1,042
		TOTAL	19,624,521
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $84,131,921)	89,014,643
		COLLATERALIZED MORTGAGE OBLIGATIONS—8.2%
		Government Agency—1.2%
2,416,461	[3,4]	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	2,332,528
		Non-Agency Mortgage-Backed Securities—7.0%
994,212		Countrywide Alternative Loan Trust 2003-J3, Class 1A3, 5.250%, 11/25/2033	998,812
960,793		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	885,524
288,062		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	238,340
911,674	[3,4]	Credit Suisse Mortgage Trust 2012-CIM2, Class A1, 3.000%, 6/25/2042	900,901
2,369,047	[3,4]	Credit Suisse Mortgage Trust 2013-IVR3, Class A2, 3.000%, 5/25/2043	2,339,743
982,030	[3,4]	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	993,449
313,063		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	307,981
46,946		Sequoia Mortgage Trust 2010-H1, Class A1, 2.106%, 2/25/2040	46,244
164,859		Sequoia Mortgage Trust 2011-1, Class A1, 4.125%, 2/25/2041	169,041
552,410		Sequoia Mortgage Trust 2011-2, Class A1, 3.900%, 9/25/2041	558,631
708,767		Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	708,079
1,241,796	[3,4]	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	1,279,773
2,388,053	[3,4]	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	2,409,346
1,385,005		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	1,207,111
		TOTAL	13,042,975
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $15,746,155)	15,375,503
		COMMERCIAL MORTGAGE-BACKED SECURITIES—23.2%
		Agency Commercial Mortgage-Backed Securities—15.8%
2,000,000		FHLMC REMIC K704 A2, 2.412%, 8/25/2018	2,048,927
4,000,000		FHLMC REMIC K703 A2, 2.699%, 5/25/2018	4,135,328
2,574,043		FHLMC REMIC K010 A1, 3.320%, 7/25/2020	2,694,055
3,242,736		FNMA REMIC 2013-M1 ASQ2, 1.074%, 11/25/2016	3,243,785
2,596,072		FNMA REMIC 2011-M7 A1, 2.049%, 9/25/2018	2,633,140
Annual Shareholder Report
6

Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Agency Commercial Mortgage-Backed Securities—continued
$6,000,000		FNMA REMIC 2011-M7 A2, 2.578%, 9/25/2018	$6,178,051
2,500,000	[3,4]	FREMF Mortgage Trust 2013-K25, 3.618%, 11/25/2045	2,517,207
2,750,000	[3,4]	FREMF Mortgage Trust 2013-K502, 2.727%, 3/25/2045	2,755,236
1,410,000	[3,4]	FREMF Mortgage Trust 2014-K717, 3.630%, 11/25/2047	1,416,101
1,963,457		NCUA Guaranteed Notes 2010-C1, 1.600%, 10/29/2020	1,971,819
		TOTAL	29,593,649
		Non-Agency Commercial Mortgage-Backed Securities—7.4%
2,397,151	[3,4]	Commercial Mortgage Pass-Through Certificates 2010-C1, Class A1, 3.156%, 7/10/2046	2,421,117
3,380,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class A2, 2.256%, 12/10/2044	3,440,866
2,141,908	[3,4]	DBUBS Mortgage Trust 2011-LC2A, Class A2, 3.386%, 7/10/2044	2,200,718
2,230,837	[3,4]	GS Mortgage Securities Corp. 2010-C2, Class A1, 3.849%, 12/10/2043	2,288,396
1,791,513	[3,4]	JP Morgan Chase Commercial Mortgage Securities 2010-C2, Class A1, 2.749%, 11/15/2043	1,812,396
1,500,000	[3,4]	WF-RBS Commercial Mortgage Trust 2011-C3, Class A2, 3.240%, 3/15/2044	1,537,896
		TOTAL	13,701,389
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $42,888,647)	43,295,038
		REPURCHASE AGREEMENTS—4.9%
3,080,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729.	3,080,000
6,036,000		Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729 (purchased with proceeds from securities lending collateral).	6,036,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	9,116,000
		TOTAL INVESTMENTS—103.1% (IDENTIFIED COST $185,600,506)[5]	192,791,569
		OTHER ASSETS AND LIABILITIES - NET—(3.1)%[6]	(5,780,055)
		TOTAL NET ASSETS—100%	$187,011,514
At December 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
7U.S. Treasury Long Bond Short Futures	7	$1,011,938	March 2015	$(30,258)
7U.S. Treasury Note 2-Year Short Futures	45	$9,836,719	March 2015	$5,074
7U.S. Treasury Note 5-Year Short Futures	17	$2,021,805	March 2015	$(2,163)
7U.S. Treasury Note 10-Year Short Futures	40	$5,071,875	March 2015	$(34,465)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(61,812)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $27,204,807, which represented 14.5% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $27,204,807, which represented 14.5% of total net assets.
5	The cost of investments for federal tax purposes amounts to $185,235,092.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
7	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Annual Shareholder Report
7

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$—	$29,002,166	$—	$29,002,166
Government Agencies	—	6,988,219	—	6,988,219
Mortgage-Backed Securities	—	89,014,643	—	89,014,643
Collateralized Mortgage Obligations	—	15,375,503	—	15,375,503
Commercial Mortgage-Backed Securities	—	43,295,038	—	43,295,038
Repurchase Agreements	—	9,116,000	—	9,116,000
TOTAL SECURITIES	$—	$192,791,569	$—	$192,791,569
OTHER FINANCIAL INSTRUMENTS[1]	$(61,812)	$—	$—	$(61,812)
1	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.95	$11.55	$11.66	$11.50	$11.45
Income From Investment Operations:
Net investment income	0.27[1]	0.26[1]	0.30[1]	0.35[1]	0.37[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.23	(0.49)	0.03	0.29	0.20
TOTAL FROM INVESTMENT OPERATIONS	0.50	(0.23)	0.33	0.64	0.57
Less Distributions:
Distributions from net investment income	(0.33)	(0.37)	(0.44)	(0.48)	(0.52)
Net Asset Value, End of Period	$11.12	$10.95	$11.55	$11.66	$11.50
Total Return[2]	4.62%	(2.05)%	2.98%	5.78%	5.17%
Ratios to Average Net Assets:
Net expenses	0.76%	0.76%	0.76%	0.74%	0.74%
Net investment income	2.45%	2.34%	2.60%	3.10%	3.25%
Expense waiver/reimbursement[3]	0.04%	0.03%	0.01%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$187,012	$201,117	$246,569	$281,306	$306,894
Portfolio turnover	51%	94%	127%	157%	138%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	26%	38%	31%	51%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Statement of Assets and Liabilities
December 31, 2014
Assets:
Total investment in securities, at value including $5,900,397 of securities loaned (identified cost $185,600,506)		$192,791,569
Income receivable		638,010
Receivable for shares sold		4,475
TOTAL ASSETS		193,434,054
Liabilities:
Payable for shares redeemed	$72,115
Bank overdraft	254,778
Payable for variation margin	15,484
Payable for collateral due to broker for securities lending	6,036,000
Payable for Directors'/Trustees' fees (Note 5)	167
Accrued expenses (Note 5)	43,996
TOTAL LIABILITIES		6,422,540
Net assets for 16,810,556 shares outstanding		$187,011,514
Net Assets Consist of:
Paid-in capital		$175,758,397
Net unrealized appreciation of investments and futures contracts		7,129,251
Accumulated net realized loss on investments and futures contracts		(889,644)
Undistributed net investment income		5,013,510
TOTAL NET ASSETS		$187,011,514
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$187,011,514 ÷ 16,810,556 shares outstanding, no par value, unlimited shares authorized		$11.12
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Statement of Operations
Year Ended December 31, 2014
Investment Income:
Interest (including income on securities loaned of $2,878)			$6,241,192
Expenses:
Investment adviser fee (Note 5)		$1,163,805
Administrative fee (Note 5)		151,665
Custodian fees		24,759
Transfer agent fee		18,694
Directors'/Trustees' fees (Note 5)		1,970
Auditing fees		22,000
Legal fees		12,864
Portfolio accounting fees		99,979
Printing and postage		56,398
Miscellaneous (Note 5)		5,943
TOTAL EXPENSES		1,558,077
Waiver of investment adviser fee (Note 5)	$(74,419)
Net expenses			1,483,658
Net investment income			4,757,534
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			803,084
Net realized loss on futures contracts			(365,035)
Net change in unrealized appreciation of investments			3,806,956
Net change in unrealized depreciation of futures contracts			(61,812)
Net realized and unrealized gain on investments and futures contracts			4,183,193
Change in net assets resulting from operations			$8,940,727
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Changes in Net Assets
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,757,534	$5,217,570
Net realized gain (loss) on investments and futures contracts	438,049	(594,652)
Net change in unrealized appreciation/depreciation of investments and futures contracts	3,745,144	(9,423,848)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,940,727	(4,800,930)
Distributions to Shareholders:
Distributions from net investment income	(5,762,197)	(7,602,159)
Share Transactions:
Proceeds from sale of shares	20,359,676	11,793,872
Net asset value of shares issued to shareholders in payment of distributions declared	5,762,197	7,602,159
Cost of shares redeemed	(43,405,571)	(52,445,510)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,283,698)	(33,049,479)
Change in net assets	(14,105,168)	(45,452,568)
Net Assets:
Beginning of period	201,116,682	246,569,250
End of period (including undistributed net investment income of $5,013,510 and $5,760,659, respectively)	$187,011,514	$201,116,682
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Notes to Financial Statements
December 31, 2014
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report
13

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
14

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $10,822,945. This is based on amounts held as of each month-end throughout the fiscal period.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$5,900,397	$6,036,000
Annual Shareholder Report
15

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$61,812*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(365,035)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(61,812)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2014	2013
Shares sold	1,852,120	1,058,608
Shares issued to shareholders in payment of distributions declared	535,023	681,197
Shares redeemed	(3,948,603)	(4,718,128)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,561,460)	(2,978,323)
Annual Shareholder Report
16

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$257,514	$(257,514)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$5,762,197	$7,602,159
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$5,013,510
Net unrealized appreciation	$7,556,479
Capital loss carryforwards and deferrals	$(1,316,872)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2014, the cost of investments for federal tax purposes was $185,235,092. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $7,556,479. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,651,379 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,094,900.
At December 31, 2014, the Fund had a capital loss carryforward of $924,358 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$826,078	$—	$826,078
2017	$98,280	NA	$98,280
The Fund used capital loss carryforwards of $543,689 to offset capital gains realized during the year ended December 31, 2014.
As of December 31, 2014, for federal tax purposes, the Fund had $392,514 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the Adviser voluntarily waived $74,419 of its fee.
Annual Shareholder Report
17

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:
Purchases	$6,294,194
Sales	$13,618,969
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
Annual Shareholder Report
18

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE federated INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED Fund for U.S. Government Securities Fund II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities Fund II (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities Fund II as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 13, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual	$1,000	$1,014.60	$3.86
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87
1	Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Fund for U.S. Government Securities II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $185,550

Fiscal year ended 2013 - $178,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $22,860

Fiscal year ended 2013 - $10,400

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 11, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 11, 2015